            As filed with the Securities and Exchange
                 Commission on January 29, 1999

                                            File No. 2-70428
                                                    811-3130

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                 Pre-Effective Amendment No. __

              Post-Effective Amendment No. 32                   X

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Amendment No. 27                        X

                   Alliance International Fund
       (Exact Name of Registrant as Specified in Charter)
     1345 Avenue of the Americas, New York, New York  l0105
       (Address of Principal Executive Office)  (Zip Code)

Registrant's Telephone Number, including Area Code: (800)221-5672

                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York  10105
             (Name and address of agent for service)

                  Copies of communications to:
                       Thomas G. MacDonald
                         Seward & Kissel
                     One Battery Park Plaza
                    New York, New York 10004

    It is proposed that this filing will become effective (check appropriate box)

    _____immediately upon filing pursuant to paragraph (b)
    __X__on February 1, 1999 pursuant to paragraph (b)
    _____60 days after filing pursuant to paragraph (a)(1)
    _____on (date) pursuant to paragraph (a)(1)

    _____75 days after filing pursuant to paragraph (a)(2)
    _____on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

              this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Alliance
Stock Funds

The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus and Application

February 1, 1999

Domestic Stock Funds

      o     Alliance Premier Growth Fund
      o     Alliance Growth Fund
      o     Alliance Technology Fund
      o     Alliance Quasar Fund
      o     The Alliance Fund

Total Return Funds

      o     Alliance Growth & Income Fund
      o     Alliance Balanced Shares
      o     Alliance Utility Income Fund
      o     Alliance Real Estate Investment Fund

Global Stock Funds

      o     Alliance New Europe Fund
      o     Alliance Worldwide Privatization Fund
      o     Alliance International Premier Growth Fund
      o     Alliance Global Small Cap Fund
      o     Alliance Global Environment Fund
      o     Alliance International Fund
      o     Alliance Greater China '97 Fund
      o     Alliance All-Asia Investment Fund
      o     Alliance Global Environment Fund


                                                      Alliance Capital [LOGO(R)]

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                            Page
RISK/RETURN SUMMARY .......................................................    3
Domestic Stock Funds ......................................................    4
Total Return Funds ........................................................    9
Global Stock Funds ........................................................   13
Summary of Principal Risks ................................................   21
Principal Risks by Fund ....................................        .......   22
FEES AND EXPENSES OF THE FUNDS ............................................   23
GLOSSARY ..................................................................   26
DESCRIPTION OF THE FUNDS ..................................................   27
Investment Objectives and Policies ........................................   27
Description of Investment Practices .......................................   39
Additional Risk Considerations ............................................   46
MANAGEMENT OF THE FUNDS ...................................................   50
PURCHASE AND SALE OF SHARES ...............................................   53
How The Funds Value Their Shares ..........................................   53
How To Buy Shares .........................................................   53
How to Exchange Shares ....................................................   53
How To Sell Shares ........................................................   53
DIVIDENDS, DISTRIBUTIONS AND TAXES ........................................   54
DISTRIBUTION ARRANGEMENTS .................................................   55
GENERAL INFORMATION .......................................................   56
FINANCIAL HIGHLIGHTS ......................................................   57
APPENDIX A--ADDITIONAL INFORMATION ABOUT THE UNITED KINGDOM, JAPAN,
AND GREATER CHINA COUNTRIES ...............................................   67

--------------------------------------------------------------------------------


The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.


RISK/RETURN SUMMARY


The following is a summary of certain key information about the Alliance Stock Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.



The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these

   and other     risks is on page 21.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.



The Risk/Return Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:



      o how the Fund's average annual returns for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad based securities market index; and

      o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).


A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

Other important things for you to note:


      o     You may lose money by investing in the Funds.


      o An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DOMESTIC STOCK FUNDS

The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing primarily in U.S. equity markets.

ALLIANCE PREMIER GROWTH FUND
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS:



The Fund invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.



Normally, the Fund invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Fund also may invest up to 20% of its net assets in convertible securities.



Among the principal risks of investing in the Fund is market risk. Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.



The table and bar chart provide an indication of the historical risk of an investment in the Fund.



PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                         Since
                                     1 Year           5 Years        Inception*
--------------------------------------------------------------------------------
Class A                              42.97%           26.65%           24.38%
--------------------------------------------------------------------------------
Class B                              44.33%           26.95%           24.48%
--------------------------------------------------------------------------------
Class C                              47.31%           26.97%           26.35%
--------------------------------------------------------------------------------
S&P 500 Index                        28.60%           24.05%           21.60%**
--------------------------------------------------------------------------------
  Since inception of Class C***                                        22.41%



The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

* Inception Dates: 9/28/92 for Class A and Class B shares. 5/3/93 for Class C shares.

**    Index return from 9/30/92.




***   Index return from month-end of applicable class inception date.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

  [The following table was depicted as a bar chart in the printed material.]

   89     90     91     92     93      94       95      96      97      98
  --------------------------------------------------------------------------
  n/a    n/a    n/a    n/a    9.98    -5.80    46.87   24.14   32.67   49.31
                                                        Calendar Year Ended


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:



Best Quarter was up 31.05%, 4th quarter, 1998; and Worst Quarter was down -12.10%, 3rd quarter, 1998.

Alliance Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital. Current income is incidental to the Fund's objective.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:



The Fund invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund emphasizes investments in large- and mid-cap companies. The Fund also may invest up to 25% of its total assets in lower-rated fixed-income securities and convertible bonds and generally up to 15% of its total assets in foreign securities.



Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile then investments in large-cap companies. To the extent the Fund invests in lower-rated fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.



The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       10 Years
                                                                      (or Since
                                        1 Year        5 Years        Inception)
--------------------------------------------------------------------------------
Class A                                 22.71%         19.72%         23.34%*
--------------------------------------------------------------------------------
Class B                                 23.23%         19.93%         20.91%
--------------------------------------------------------------------------------
Class C                                 26.25%         19.92%         20.22%*
--------------------------------------------------------------------------------
S&P 500 Index                           28.60%         24.05%         19.19%**
--------------------------------------------------------------------------------
  Since inception of Class A***                                       21.37%
  Since inception of Class C***                                       22.74%
--------------------------------------------------------------------------------



The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 9/4/90 for Class A shares. 8/2/93 for Class C shares.

**    Index return from 12/31/88.

***   Index returns from month-end of applicable class inception date.


BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class B shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                               [GRAPHIC OMITTED]

  [The following table was depicted as a bar chart iun the printed material.]

  89      90      91      92      93      94      95      96      97      98
 -----------------------------------------------------------------------------
 27.94   -7.96   62.39   9.81    28.21   -1.84   28.65   22.32   26.22   27.23
                                                          Calendar Year Ended


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:



Best Quarter was up 29.47%, 1st quarter, 1991; and Worst Quarter was down -20.45%, 3rd quarter, 1990.

Alliance Technology Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is growth of capital. Current income is incidental to the Fund's objective.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS:



The Fund invests primarily in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Fund may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Fund also may invest in debt securities and up to 10% of its total assets in foreign securities.



Among the principal risks of investing in the Fund is market risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Fund invests in debt and foreign securities, your investment has credit risk, currency risk and foreign risk.



The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                                                        10 Years
                                                                       (or Since
                                         1 Year        5 Years        Inception)
--------------------------------------------------------------------------------
Class A                                  56.22%         29.58%         23.32%
--------------------------------------------------------------------------------
Class B                                  57.98%         29.81%         30.87%*
--------------------------------------------------------------------------------
Class C                                  60.94%         29.81%         30.87%*
--------------------------------------------------------------------------------
S&P 500 Index                            28.60%         24.05%         19.19%**
--------------------------------------------------------------------------------
  Since inception of Classes B and C***                                22.41%
-------------------------------------------------------------------------------



The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 5/3/93 for Class B shares and Class C shares.

**    Index return from 12/31/88.

***   Index return from month-end of applicable class inception date.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

  [The following table was depicted as a bar chart iun the printed material.]

  89      90      91      92      93      94       95      96      97      98
 -----------------------------------------------------------------------------
  6.00   -3.08   54.24   15.50   21.63   28.51   45.80   19.41    4.54   63.14
                                                          Calendar Year Ended


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 39.86%, 4th quarter, 1998; and Worst Quarter was down -33.21%, 3rd quarter, 1990.

Alliance Quasar Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Fund's objective.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS:



The Fund generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. The Fund currently emphasizes investment in small-cap companies. The Fund invests in well-known and established companies and in new and unseasoned companies. The Fund can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Fund also may invest in non-convertible bonds, preferred stocks, and foreign securities.



Among the principal risks of investing in the Fund is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Fund invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, currency risk and foreign risk.



The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                                                        10 Years
                                                                       (or Since
                                       1 Year            5 Years      Inception)
--------------------------------------------------------------------------------
Class A                                -8.64%            14.23%        11.84%
--------------------------------------------------------------------------------
Class B                                -8.90%            14.35%        13.66%*
--------------------------------------------------------------------------------
Class C                                -6.19%            14.36%        15.96%*
--------------------------------------------------------------------------------
Russell 2000
Index                                  -2.55%            11.87%        12.92%**
  Since inception of Class B***                                        17.50%
  Since inception of Class C***                                        12.88%
-------------------------------------------------------------------------------



The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charge and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 9/17/90 for Class B shares. 5/3/93 for Class C shares.

**    Index return from 12/31/88.

***   Index returns from month-end of applicable class inception date.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

  [The following table was depicted as a bar chart iun the printed material.]

  89      90      91       92     93      94       95      96      97      98
 -----------------------------------------------------------------------------
 28.20  -23.44   34.27    2.81   16.16   -7.27   47.64   32.62   17.24   -4.56
                                                          Calendar Year Ended


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 23.10%, 1st quarter, 1991; and Worst Quarter was down -28.46%, 3rd quarter, 1998.

The Alliance Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital and income primarily through investments in common stocks.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:



The Fund normally invests substantially all of its assets in high-quality common stocks that Alliance expects to increase in value. The Fund may invest in a broad range of companies, from large to small, but tends to emphasize attractive opportunities in mid-cap companies. While the Fund's diversified and high-quality investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund also may invest in convertible securities, U.S. Government securities, and foreign securities.



Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in convertible securities and U.S. Government securities, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have currency risk and foreign risk.



The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                                                        10 Years
                                                                       (or Since
                                         1 Year        5 Years        Inception)
--------------------------------------------------------------------------------
Class A                                  -6.90%        14.39%           15.02%
--------------------------------------------------------------------------------
Class B                                  -7.00%        14.43%           14.38%*
--------------------------------------------------------------------------------
Class C                                  -4.62%        14.35%           15.19%*
--------------------------------------------------------------------------------
S&P Midcap
400 Index                                18.25%        18.67%           19.21%**
  Since inception of Class B                                            18.24%
  Since inception of Class C                                            18.26%
-------------------------------------------------------------------------------



The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 3/4/91 for Class B shares. 5/3/93 for Class C shares.

**    Index return from 12/31/88.

***   Index returns from month-end of applicable class inception date.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

  [The following table was depicted as a bar chart iun the printed material.]

  89      90      91       92     93      94       95      96      97      98
 -----------------------------------------------------------------------------
 23.42  -4.36    33.91   14.70   14.26   -2.51   34.84   17.54   36.01   -2.72
                                                          Calendar Year Ended


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 23.72%, 4th quarter, 1998; and Worst Quarter was down -24.32%, 3rd quarter, 1998.

TOTAL RETURN FUNDS

The Total Return Funds offer investors seeking both growth of capital and current income a range of investment alternatives.

Alliance Growth & Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is appreciation through investments primarily in dividend-paying common stocks of good quality, although the Fund also may invest in fixed-income and convertible securities.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Fund also may invest in fixed-income and convertible securities and in securities of foreign issuers.



Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. The Fund's investments in foreign securities have currency risk and foreign risk.



The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                                                        10 Years
                                                                       (or Since
                                         1 Year        5 Years        Inception)
--------------------------------------------------------------------------------
Class A                                  16.14%         19.62%         16.03%
--------------------------------------------------------------------------------
Class B                                  16.24%         19.73%         15.76%*
--------------------------------------------------------------------------------
Class C                                  19.59%         19.79%         18.76%*
--------------------------------------------------------------------------------
S&P 500 Index                            28.60%         24.05%         19.19%**
-------------------------------------------------------------------------------
  Since inception of Class B***                                        19.58%
  Since inception of Class C***                                        22.41%

-------------------------------------------------------------------------------


The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 2/8/91 for Class B shares. 5/3/93 for Class C shares.

**    Index return from 12/31/88.

***   Index returns from month-end of applicable class inception date.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

  [The following table was depicted as a bar chart iun the printed material.]

  89      90      91       92      93      94      95      96      97      98
 -----------------------------------------------------------------------------
 25.56  -1.69    27.08    4.52    9.96   -4.20   37.86   24.13   28.86   21.23
                                                          Calendar Year Ended


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 23.25%, 4th quarter, 1998; and Worst Quarter was down -13.82%, 3rd quarter, 1998.

Alliance Balanced Shares
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is high return through a combination of current income and capital appreciation.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary, but at least 25% of the Fund's total assets will be invested in fixed-income senior securities. The Fund invests in common and preferred stocks, U.S. Government and agency securities, bonds and senior debt securities. The Fund's investments in each type of security depends on current economic conditions and market outlooks. The Fund also may invest up to 15% of its total assets in foreign equity and fixed-income securities.



Among the principal risks of investing in the Fund are market risk, interest rate risk, allocation risk and credit risk. To the extent the Fund invests in foreign securities, your investment has currency risk and foreign risk.



The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                                                        10 Years
                                                                       (or Since
                                         1 Year        5 Years        Inception)
--------------------------------------------------------------------------------
Class A                                  10.84%         12.95%         11.25%
--------------------------------------------------------------------------------
Class B                                  10.78%         13.04%         11.87%*
--------------------------------------------------------------------------------
Class C                                  13.89%         13.08%         12.75%*
--------------------------------------------------------------------------------
S&P 500 Index                            28.60%         24.05%         19.19%**
--------------------------------------------------------------------------------
  Since inception of Class B***                                        19.58%
  Since inception of Class C***                                        22.41%
-------------------------------------------------------------------------------



The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 2/4/91 for Class B shares. 5/3/93 for Class C shares.

**    Index return from 12/31/88.

***   Index returns from month-end of applicable class inception date.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

  [The following table was depicted as a bar chart iun the printed material.]

  89      90      91       92      93      94      95      96      97      98
 -----------------------------------------------------------------------------
 14.12  -2.20    20.47    6.81    9.93   -5.79   26.64    9.36   27.13   15.75
                                                          Calendar Year Ended


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 13.45%, 4th quarter, 1998; and Worst Quarter was down -8.21%, 3rd quarter, 1990.

Alliance Utility Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in income-producing equity securities. The Fund invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Fund may invest in both U.S. and foreign utility companies, although the Fund will limit its investments in issuers in any one foreign country to no more than 15% of its total assets. The Fund may invest up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.



Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in companies in a specific industry, there is the risk that factors affecting utility companies will have a significant effect of the value of the Fund's investments. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than a fund that invests in higher-rated securities.



The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                                                          Since
                                         1 Year        5 Years        Inception*
--------------------------------------------------------------------------------
Class A                                  19.09%         13.02%         13.44%
--------------------------------------------------------------------------------
Class B                                  19.46%         13.23%         13.56%
--------------------------------------------------------------------------------
Class C                                  22.42%         13.25%         13.65%
--------------------------------------------------------------------------------
NYSE Utilities
Index                                    33.04%         14.17%         12.58%**
--------------------------------------------------------------------------------



The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

* Inception Dates: 10/18/93 for Class A shares and Class B shares. 10/27/93 for Class C shares.

**    Index return from 10/31/93.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

  [The following table was depicted as a bar chart iun the printed material.]

  89      90      91       92      93      94      95      96      97      98
 -----------------------------------------------------------------------------
 n/a     n/a      n/a     n/a     n/a   -10.94   22.93    8.28   30.65   24.38
                                                          Calendar Year Ended


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 15.65%, 4th quarter, 1997; and Worst Quarter was down -7.50%, 1st quarter, 1994.

Alliance Real Estate Investment Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Fund invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund may invest up to 35% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.


Among the principal risks of investing in the Fund are market risk, interest rate risk, and credit risk.



Because the Fund invests a substantial portion of its assets in the real estate market, it has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. The Fund's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Fund will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities.



The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                                                     Since
                                                   5 Years        Inception*
--------------------------------------------------------------------------------
Class A                                            -23.59%           5.43%
--------------------------------------------------------------------------------
Class B                                            -23.85%           5.91%
--------------------------------------------------------------------------------
Class C                                            -21.52%           6.77%
--------------------------------------------------------------------------------
S&P 500 Index                                       28.60%          31.43%**
--------------------------------------------------------------------------------



The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.


*     Inception Dates: 10/1/96 for Class A, Class B and Class C shares.


**    Index return from 10/31/96.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

  [The following table was depicted as a bar chart iun the printed material.]

  89      90      91       92      93      94      95      96      97     98
 -----------------------------------------------------------------------------
 n/a     n/a      n/a     n/a     n/a     n/a     n/a     n/a     22.98 -20.22
                                                  Calendar Year Ended


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 14.55%, 3rd quarter, 1997; and Worst Quarter was down -12.33%, 3rd quarter, 1998.

GLOBAL STOCK FUNDS

The Global Stock Funds offer investors seeking long-term capital appreciation a range of alternative approaches to investing in foreign securities.

Alliance New Europe Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation through investments primarily in the equity securities of companies based in Europe.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:



The Fund invests primarily in equity securities of European companies. The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries, although it may invest 25% or more of its assets in issuers in a single country. The Fund may invest up to 35% of its total assets in high-quality U.S. Dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, European or multinational companies, or supranational organizations. At December 31, 1998, the Fund had approximately 26% of its assets invested in securities of United Kingdom issuers.



Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, the Fund's investments in U.S.
Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.



The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                                                          Since
                                         1 Year        5 Years        Inception*
--------------------------------------------------------------------------------
Class A                                  19.67%        15.92%           11.28%
--------------------------------------------------------------------------------
Class B                                  20.12%        16.10%           13.28%
--------------------------------------------------------------------------------
Class C                                  23.10%        16.11%           17.74%
--------------------------------------------------------------------------------
MSCI Europe
Index                                    28.91%        19.53%           15.40%**
-------------------------------------------------------------------------------
  Since inception of Class B***                                         16.58%
  Since inception of Class C***                                         20.81%
--------------------------------------------------------------------------------



The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

* Inception Dates: 4/2/90 for Class A shares. 3/5/91 for Class B shares. 5/3/93 for Class C shares.

**    Index return from 4/30/90.

***   Index returns from month-end of applicable class inception date.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

  [The following table was depicted as a bar chart iun the printed material.]

  89      90      91       92      93      94      95      96      97     98
 -----------------------------------------------------------------------------
 n/a     n/a     3.30     -0.53   34.57   4.64    18.63   20.58   16.83  24.99
                                                          Calendar Year Ended

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 22.41%, 1st quarter, 1998; and Worst Quarter was down -19.73%, 3rd quarter, 1998.

Alliance Worldwide Privatization Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:



The Fund invests primarily in equity securities of companies that are undergoing, or have undergone, privatization. The Fund also invests in securities of companies that will benefit from privatizations. The Fund takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.



The Fund diversifies its investments among a number of countries and normally invests in issuers based in four, and usually considerably more, countries. The Fund may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Fund also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.



Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Investments in companies that are undergoing or, have undergone, privatization could have more risk because they have no operating history as a private company. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.



The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                                                    Since
                                         1 Year                 Inception*
--------------------------------------------------------------------------------
Class A                                   4.25%                   9.61%
--------------------------------------------------------------------------------
Class B                                   4.55%                   9.88%
--------------------------------------------------------------------------------
Class C                                   7.22%                  13.11%
--------------------------------------------------------------------------------
MSCI EAFE Index                          20.33%                   8.53%**
-------------------------------------------------------------------------------
  Since inception of Class C***                                  11.52%
--------------------------------------------------------------------------------



The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.



* Inception Dates: 6/2/94 for Class A shares and Class B shares. 2/8/95 for Class C shares.

**    Index return from 6/30/94.
***   Index return from month-end of applicable class inception date.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

  [The following table was depicted as a bar chart iun the printed material.]

  89      90      91       92      93      94      95      96      97     98
 -----------------------------------------------------------------------------
 n/a     n/a      n/a     n/a     n/a     n/a     4.91    23.14   13.18   8.92
                                                          Calendar Year Ended


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 16.49%, 1st quarter, 1998; and Worst Quarter was down -17.44%, 3rd quarter, 1998.

Alliance International Premier Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of carefully selected non-U.S. companies that are judged likely to achieve superior earnings growth. Current income is incidental to the Fund's objective.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS:



The Fund invests primarily in equity securities of comparatively large, high-quality, non-U.S. companies. The Fund invests in at least four, and usually considerably more, countries. Normally, the Fund invests no more than 15% of its total assets in issuers of any one foreign country, but may invest up to 25% of its total assets in each of Canada, France, Germany, Italy, Japan, The Netherlands, Switzerland and the United Kingdom. Unlike more typical international equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of approximately 900 companies.



Normally, the Fund invests in about 60 companies, with the 30 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund invests in companies with market values in the range of the average weighted market capitalization of companies in the EAFE index (currently approximately $35 billion). Alliance may take advantage of market volatility to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund strives to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund invests primarily in equity securities and also may invest in convertible securities.



Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, since the Fund invests in a smaller number of securities than many other international equity funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.


There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.

Alliance Global Small Cap Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is long-term growth of capital through investment in a global portfolio of equity securities of selected companies with relatively small market capitalizations.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of global companies, both domestic and foreign, with relatively small market capitalizations. The Fund's investments emphasize companies that are in the smallest 20% of the U.S. stock market (or less than approximately $1.5 billion). Although these companies are small by U.S. standards, they may be among the largest companies in their own countries. The Fund may invest up to 35% of its total assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund invests in at least three countries, including the U.S.



Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                                                        10 Years
                                                                       (or Since
                                         1 Year        5 Years        Inception)
--------------------------------------------------------------------------------
Class A                                 -0.85%          9.19%            7.59%
--------------------------------------------------------------------------------
Class B                                 -0.86%          9.37%            8.99%*
--------------------------------------------------------------------------------
Class C                                  1.86%          9.37%           10.97%*
--------------------------------------------------------------------------------
MSCI World
Index                                   24.80%         16.19%           11.21%**
-------------------------------------------------------------------------------
  Since inception of Class B***                                         15.35%
  Since inception of Class C***                                         15.54%
--------------------------------------------------------------------------------



The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charge and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 9/17/90 for Class B shares. 5/3/93 for Class C shares.

**    Index return from 12/31/88.

***   Index returns from month-end of applicable class inception date.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

  [The following table was depicted as a bar chart iun the printed material.]

  89      90      91       92      93      94      95      96       97     98
 -----------------------------------------------------------------------------
 24.60  -24.89   25.29    -4.89   20.04   -4.55   27.18   19.37    8.08   3.56
                                                          Calendar Year Ended



You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 18.10%, 1st quarter, 1991; and Worst Quarter was down -26.77%, 3rd quarter, 1990.

Alliance International Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is total return from long-term growth of capital and income primarily through investment in a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and in foreign government securities.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and foreign government securities. The Fund diversifies its investments broadly among countries and normally invests in companies in at least three foreign countries, although it may invest a substantial portion of its assets in companies in one or more foreign countries.



Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                        10 Years
                                                                       (or Since
                                          1 Year         5 Years      Inception)
--------------------------------------------------------------------------------
Class A                                    5.00%          5.84%          5.81%
--------------------------------------------------------------------------------
Class B                                    4.90%          5.91%          5.47%*
--------------------------------------------------------------------------------
Class C                                    7.81%          5.88%          6.76%*
-------------------------------------------------------------------------------
MSCI World
Index (minus
the U.S.)                                 19.11%          9.52%          5.93%**
--------------------------------------------------------------------------------
  Since inception of Class B***                                         10.51%
  Since inception of Class C***                                          9.64%
--------------------------------------------------------------------------------



The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.

*     Inception Dates: 9/17/90 for Class B shares. 5/3/93 for Class C shares.

**    Index return from 12/31/88.

***   Index returns from month-end of applicable class inception date.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

  [The following table was depicted as a bar chart iun the printed material.]

  89      90       91       92      93      94      95      96      97     98
 -----------------------------------------------------------------------------
 29.62  -20.95    7.72    -5.86   27.51    5.68   10.10    7.20    1.41   9.64
                                                          Calendar Year Ended


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 15.69%, 4th quarter, 1998; and Worst Quarter was down -22.29%, 3rd quarter, 1990.

Alliance Greater China '97 Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation through investment of at least 80% of its total assets in equity securities of Greater China companies.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests in equity securities of Greater China companies, which are companies in China, Hong Kong, and Taiwan. Of these countries, the Fund expects to invest a significant portion of its assets, which may be greater than 50%, in Hong Kong companies and may invest all of its assets in Hong Kong companies or companies of either of the other Greater China countries. The Fund also may invest in convertible securities and equity-linked debt securities issued or guaranteed by Greater China companies or Greater China Governments, their agencies, or instrumentalities. As of December 31, 1998, the Fund had approximately 75% of its assets invested in securities of Hong Kong companies.



Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in Greater China companies, the Fund's returns will be significantly more volatile and differ substantially from U.S. markets generally. Your investment also has the risk that market changes or other events affecting the Greater China countries, including political instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified" meaning that it invests its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risk.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                                                          Since
                                                     1 Years          Inception*
--------------------------------------------------------------------------------
Class A                                              -11.98%           -29.28%
--------------------------------------------------------------------------------
Class B                                              -12.36%           -29.07%
--------------------------------------------------------------------------------
Class C                                               -9.89%           -27.52%
--------------------------------------------------------------------------------
MSCI China Free Index                                -43.83%           -54.48%**
--------------------------------------------------------------------------------
MSCIHong Kong Index                                   -2.92%           -25.58%**
--------------------------------------------------------------------------------
MSCITaiwan Index                                     -20.64%           -30.14%**
--------------------------------------------------------------------------------



The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charge and conversion of Class B shares to Class A shares after the applicable period.


*     Inception Dates: 9/3/97 for Class A, Class B, and Class C shares.


**    Index returns from 9/30/97.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

  [The following table was depicted as a bar chart iun the printed material.]

  89      90      91       92      93      94      95      96      97     98
 -----------------------------------------------------------------------------
 n/a     n/a      n/a     n/a     n/a     n/a     n/a     n/a     n/a   -8.02
                                                  Calendar Year Ended


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 27.48%, 4th quarter, 1998; and Worst Quarter was down -26.95%, 2nd quarter, 1998.

Alliance All-Asia Investment Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund primarily invests in securities of various types of companies based in Asia. The Fund invests in equity securities, preferred stocks, and equity-linked debt securities issued by Asian companies and may invest more than 50% of its total assets in equity securities of Japanese issuers. The Fund also may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities, and may invest up to 25% of its net assets in convertible securities. At December 31, 1998, the Fund had approximately 60% of its total assets invested in securities of Japanese companies.



Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in Asian and Pacific region countries and emerging markets, the Fund's returns will be significantly more volatile and may differ substantially from the overall U.S. market generally. Your investment has the risk that market changes or other factors affecting Asian and Pacific region countries and other emerging markets, including political instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. To the extent that the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. In addition, The Fund's investments in debt securities have interest rate and credit risk.



The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                                                          Since
                                                   1 Year             Inception*
--------------------------------------------------------------------------------
Class A                                            -16.07%             -10.73%
--------------------------------------------------------------------------------
Class B                                            -16.63%             -10.41%
--------------------------------------------------------------------------------
Class C                                            -13.74%             -10.34%
--------------------------------------------------------------------------------
MSCI All Country
Asia Pacific
Index                                                2.03%              -8.48%**
--------------------------------------------------------------------------------



The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.


*     Inception Dates: 11/28/94 for Class A, Class B, and Class C shares.


**    Index return from 11/30/94.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

  [The following table was depicted as a bar chart iun the printed material.]

  89      90      91       92      93      94      95      96      97     98
 -----------------------------------------------------------------------------
 n/a     n/a      n/a     n/a     n/a     n/a     10.21   4.58  -35.10  -12.34
 Calendar Year Ended


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 13.67%, 4th quarter, 1998; and Worst Quarter was down -18.81%, 4th quarter, 1997.

Alliance Global Environment Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation through investment of substantially all of its assets in equity securities of companies that are expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in environmental companies, which are companies whose principal business involves the sale of environmental protection systems or services. The Fund also invests in companies whose principal business lies outside the environmental sector but who anticipate environmental regulations or consumer preferences through the development of new products or services that would contribute to a cleaner and healthier environment. The Fund will invest substantially all of its assets in these two types of companies. The Fund invests in securities of companies in at least three, and normally considerably more, countries. At December 31, 1998, the Fund had approximately 82% invested in equity securities of U.S. companies.



Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in non-U.S. companies and in specific types of companies that provide environmental services, the Fund's returns will be more volatile and differ, sometimes substantially, from the overall U.S. market generally. The Fund's investments also have the risk that government regulations or other action could negatively affect the business of environmental companies.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                                        5 Years
                                                      (or Since           Since
                                         1 Year      Inception)       Inception)
--------------------------------------------------------------------------------
Class A                                  -7.60%          11.03%          4.29%*
--------------------------------------------------------------------------------
Class B                                  -6.16%          -7.39%*          n/a
--------------------------------------------------------------------------------
Class C                                  -4.72%          -4.28%*          n/a
--------------------------------------------------------------------------------
S&P 500 Index                            28.60%          24.05%         18.61%**
-------------------------------------------------------------------------------
  Since inception of Class B***                                         30.86%
  Since inception of Class C***                                         28.13%
--------------------------------------------------------------------------------



The average annual total returns in the performance table for the periods ended December 31, 1998 reflect imposition of the maximum front-end or contingent deferred sales charges, and conversion of Class B shares to Class A shares after the applicable period.


* Inception Dates: 6/1/90 for Class A shares. 10/6/97 for Class B shares. 11/5/97 for Class C shares.


**    Index return from 6/30/90.

***   Index returns from month-end of applicable class inception date.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                               [GRAPHIC OMITTED]

  [The following table was depicted as a bar chart iun the printed material.]

  89      90      91       92      93      94      95      96       97     98
 -----------------------------------------------------------------------------
 n/a     n/a     5.99   -15.18   -0.44   -2.12   19.30   29.95    20.28  -3.49
                                                          Calendar Year Ended


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 13.50%, 2nd quarter, 1996; and Worst Quarter was down -19.87%, 3rd quarter, 1998.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.


MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short or longer-term periods. All of the Alliance Stock Funds are subject to market risk.

SECTOR RISK

This is the risk of investments in a particular industry sector. Market or economic factors affecting that industry sector could have a major effect on the value of a Fund's investments. Funds particularly subject to this risk are Alliance Technology Fund, Alliance Utility Income Fund, Alliance Real Estate Investment Fund, Alliance Worldwide Privatization Fund and Alliance Global Environment Fund. This risk may be greater for Alliance Technology Fund because technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

CAPITALIZATION RISK

This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Alliance Growth Fund and The Alliance Fund are particularly subject to this risk. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets or financial resources. Alliance Quasar Fund and Alliance Global Small Cap Fund are particularly subject to this risk.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by the higher interest rate income. Interest rate risk is particularly applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest a substantial portion of their assets in fixed-income securities, such as Alliance Growth and Income Fund, Alliance Balanced Shares and Alliance Utility Income Fund. Interest rate risk is greater for those Funds that invest in lower-rated securities or comparable unrated securities ("junk bonds") such as Alliance Utility Income Fund. Alliance Real Estate Investment Fund also has more exposure to interest rate risk because it invests in real estate industry companies and in mortgage-backed securities.

CREDIT RISK

This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest a substantial portion of their assets in lower-rated securities, such as Alliance Utility Income Fund.

FOREIGN RISK

This is the risk of investments in issuers located in foreign countries. All Alliance Stock Funds with foreign securities are subject to this risk, including, in particular, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Global Small Cap Fund, Alliance International Fund, Alliance Greater China '97 Fund, Alliance All-Asia Investment Fund and Alliance Global Environment Fund. Fund's investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment. To the extent a Fund invests a substantial amount of its assets in a particular country, your investment has the risk that market changes or other events affecting that country, including political instability and unpredictable economic conditions, may have a particularly significant effect on the Fund's net asset value.

COUNTRY OR GEOGRAPHIC RISK

This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Fund's net asset value. The Funds particularly subject to this risk are Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Fund, Alliance Greater China '97 Fund and Alliance All Asia Investment Fund.

CURRENCY RISK


This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds with foreign securities are subject to this risk, including, in particular, Alliance New Europe


Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Global Small Cap Fund, Alliance International Fund, Alliance Greater China '97 Fund, Alliance All-Asia Investment Fund and Alliance Global Environment Fund.

MANAGEMENT RISK

Each Alliance Stock Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result.

FOCUSED PORTFOLIO RISK

Funds, such as Alliance Premier Growth Fund and Alliance International Premier Growth Fund, that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. Similarly, Alliance Greater China '97 Fund may have more risk because it is "non-diversified," meaning that it can invest more of its assets in a smaller number of companies than many other international funds.

ALLOCATION RISK

Alliance Balanced Shares has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

PRINCIPAL RISKS BY FUND
--------------------------------------------------------------------------------

The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.


------------------------------------------------------------------------------------------------------------------------------------
                                            Capital-  Interest                  Country or                     Focused
                            Market  Sector  ization     Rate   Credit  Foreign  Geographic  Currency  Manage-  Portfolio  Allocation
Fund                         Risk    Risk     Risk      Risk    Risk    Risk       Risk       Risk   ment Risk    Risk       Risk
------------------------------------------------------------------------------------------------------------------------------------
Alliance Premier Growth Fund   o                                                                         o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Fund           o               o         o        o       o                              o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Technology Fund       o      o                                                                  o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Quasar Fund           o               o                                                         o
------------------------------------------------------------------------------------------------------------------------------------
The Alliance Fund              o               o                                                         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Growth and
Income Fund                    o                         o                                               o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Balanced Shares       o                         o       o                                       o                    o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Utility Income Fund   o      o                  o       o                                       o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Real Estate
Investment Fund                o      o                  o                                               o
------------------------------------------------------------------------------------------------------------------------------------
Alliance New Europe Fund       o                                         o          o          o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Worldwide
Privatization Fund             o                                         o          o          o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance International
Premier Growth Fund            o                                         o                     o         o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Global Small Cap
Fund                           o               o                         o                     o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance International Fund    o                                         o          o          o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Greater China '97
Fund                           o                                         o          o          o         o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance All-Asia Investment
Fund                           o                                         o          o          o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Global Environment
Fund                           o      o                                  o                     o         o
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                          FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)


                                                    Class A Shares    Class B Shares      Class C Shares
                                                    --------------    --------------      --------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                 4.25%             None                None

Maximum Deferred Sales Charge (Load)                None              4.0%                1.0%
(as a percentage of original purchase price or                        during the 1st      during the
redemption proceeds, whichever is lower)                              year, decreasing    1st year,
                                                                      1.0% annually to    0% thereafter
                                                                      0% after the
                                                                      4th year*

Exchange Fee                                        None              None                None

* Class B Shares of every Fund automatically convert to Class A Shares after 8 years.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                   Operating Expenses                                                       Examples
--------------------------------------------------------    ------------------------------------------------------------------------
Alliance Premier
Growth Fund                  Class A   Class B   Class C                      Class A   Class B+    Class B++  Class C+    Class C++
                             -------   -------   -------                      -------   --------    ---------  --------    ---------
   Management fees            1.00%     1.00%     1.00%     After 1 year      $  580    $  631      $  231      $  331      $  231
   Rule 12b-1 fees             .33%     1.00%     1.00%     After 3 years     $  906    $  912      $  712      $  712      $  712
   Other expenses              .26%      .28%      .28%     After 5 years     $1,254    $1,220      $1,220      $1,220      $1,220
                              ----      ----      ----      After 10 years    $2,224    $2,442(b)   $2,442(b)   $2,615      $2,615
   Total fund
      operating expenses      1.59%     2.28%     2.28%
                              ====      ====      ====

Alliance Growth Fund         Class A   Class B   Class C                      Class A   Class B+    Class B++  Class C+    Class C++
                             -------   -------   -------                      -------   --------    ---------  --------    ---------
   Management fees             .70%      .70%      .70%     After 1 year      $  544    $  597      $  197      $  296      $  196
   Rule 12b-1 fees             .30%     1.00%     1.00%     After 3 years     $  796    $  804      $  609      $  606      $  606
   Other expenses              .22%      .24%      .23%     After 5 years     $1,067    $1,047      $1,047      $1,042      $1,042
                              ----      ----      ----      After 10 years    $1,840    $2,078(b)   $2,078(b)   $2,254      $2,254
   Total fund
      operating expenses      1.22%     1.94%     1.93%
                              ====      ====      ====

Alliance Technology Fund     Class A   Class B   Class C                      Class A   Class B+    Class B++  Class C+    Class C++
                             -------   -------   -------                      -------   --------    ---------  --------    ---------
   Management fees            1.02%     1.02%     1.02%     After 1 year      $  587    $  642      $  242      $  343      $  243
   Rule 12b-1 fees             .30%     1.00%     1.00%     After 3 years     $  926    $  945      $  745      $  748      $  748
   Other expenses              .34%      .37%      .38%     After 5 years     $1,289    $1,275      $1,275      $1,280      $1,280
                              ----      ----      ----      After 10 years    $2,307    $2,545(b)   $2,545(b)   $2,736      $2,736
   Total fund
      operating expenses      1.66%     2.39%     2.40%
                              ====      ====      ====

Alliance Quasar Fund         Class A   Class B   Class C                      Class A   Class B+    Class B++  Class C+    Class C++
                             -------   -------   -------                      -------   --------    ---------  --------    ---------
   Management fees            1.04%     1.04%     1.04%     After 1 year      $  582    $  642      $  242      $  341      $  241
   Rule 12b-1 fees             .26%     1.00%     1.00%     After 3 years     $  911    $  945      $  745      $  742      $  742
   Other expenses              .31%      .35%      .34%     After 5 years     $1,264    $1,275      $1,275      $1,270      $1,270
                              ----      ----      ----      After 10 years    $2,255    $2,533(b)   $2,5332(b)  $2,716      $2,716
   Total fund
      operating expenses      1.61%     2.39%     2.38%
                              ====      ====      ====

--------------------------------------------------------------------------------
Please refer to the footnotes on page 25.

                   Operating Expenses                                                       Examples
--------------------------------------------------------    ------------------------------------------------------------------------
The Alliance Fund            Class A   Class B   Class C                      Class A   Class B+    Class B++  Class C+    Class C++
                             -------   -------   -------                      -------   --------    ---------  --------    ---------
   Management fees             .67%      .67%      .67%     After 1 year      $  526    $  587      $  187      $  287      $  187
   Rule 12b-1 fees             .20%     1.00%     1.00%     After 3 years     $  739    $  779      $  579      $  579      $  579
   Other expenses              .16%      .17%      .17%     After 5 years     $  969    $  995      $  995      $  995      $  995
                             -----     -----     -----      After 10 years    $1,631    $1,946(b)   $1,946(b)   $2,159      $2,159
   Total fund
      operating expenses      1.03%     1.84%     1.84%
                             =====     =====     =====

Alliance Growth and
Income Fund                  Class A   Class B   Class C                      Class A   Class B+    Class B++  Class C+    Class C++
                             -------   -------   -------                      -------   --------    ---------  --------    ---------
   Management fees             .48%      .48%      .48%     After 1 year      $  516    $  575      $  175      $  275      $  175
   Rule 12b-1 fees             .23%     1.00%     1.00%     After 3 years     $  709    $  742      $  542      $  542      $  542
   Other expenses              .22%      .24%      .24%     After 5 years     $  918    $  933      $  933      $  933      $  933
                             -----     -----     -----      After 10 years    $1,519    $1,821(b)   $1,821(b)   $2,030      $2,030
   Total fund
      operating expenses       .93%     1.72%     1.72%
                             =====     =====     =====

Alliance Balanced Shares     Class A   Class B   Class C                      Class A   Class B+    Class B++  Class C+    Class C++
                             -------   -------   -------                      -------   --------    ---------  --------    ---------
   Management fees             .63%      .63%      .63%     After 1 year      $  553    $  609      $  209      $  308      $  208
   Rule 12b-1 fees             .24%     1.00%     1.00%     After 3 years     $  820    $  846      $  646      $  643      $  643
   Other expenses              .43%      .43%      .42%     After 5 years     $1,108    $1,108      $1,108      $1,103      $1,103
                             -----     -----     -----      After 10 years    $1,926    $2,195(b)   $2,195(b)   $2,379      $2,379
   Total fund
      operating expenses      1.30%     2.06%     2.05%
                             =====     =====     =====

Alliance Utility Income Fund Class A   Class B   Class C                      Class A   Class B+    Class B++  Class C+    Class C++
                             -------   -------   -------                      -------   --------    ---------  --------    ---------
   Management fees             .75%      .75%      .75%     After 1 year      $  571    $  623      $  223      $  323      $  223
   Rule 12b-1 fees             .30%     1.00%     1.00%     After 3 years     $  879    $  888      $  688      $  688      $  688
   Other expenses             1.43%     1.46%     1.47%     After 5 years     $1,209    $1,180      $1,180      $1,180      $1,180
                             -----     -----     -----      After 10 years    $2,139    $2,357(b)   $2,357(b)   $2,534      $2,534
   Total fund
      operating expenses      2.48%     3.21%     3.22%
                             =====     =====     =====
   Waiver and/or expense
      reimbursement (a)       (.98)%   (1.01)%   (1.02)%
                             =====     =====     =====
   Net expenses               1.50%     2.20%     2.20%
                             =====     =====     =====

Alliance Real Estate
Investment Fund              Class A   Class B   Class C                      Class A   Class B+    Class B++  Class C+    Class C++
                             -------   -------   -------                      -------   --------    ---------  --------    ---------
   Management fees             .90%      .90%      .90%     After 1 year      $  576    $  629      $  229      $  329      $  229
   Rule 12b-1 fees             .30%     1.00%     1.00%     After 3 years     $  894    $  906      $  706      $  706      $  706
   Other expenses              .35%      .36%      .36%     After 5 years     $1,234    $1,210      $1,210      $1,210      $1,210
                             -----     -----     -----      After 10 years    $2,192    $2,417(b)   $2,417(b)   $2,595      $2,595
   Total fund
      operating expenses      1.55%     2.26%     2.26%
                             =====     =====     =====

Alliance New Europe Fund     Class A   Class B   Class C                      Class A   Class B+    Class B++  Class C+    Class C++
                             -------   -------   -------                      -------   --------    ---------  --------    ---------
   Management fees            1.02%     1.02%     1.02%     After 1 year      $  605    $  659      $  259      $  359      $  259
   Rule 12b-1 fees             .30%     1.00%     1.00%     After 3 years     $  982    $  996      $  796      $  796      $  796
   Other expenses              .53%      .53%      .54%     After 5 years     $1,383    $1,360      $1,360      $1,360      $1,360
                             -----     -----     -----      After 10 years    $2,502    $2,722(b)   $2,722(b)   $2,895      $2,895
   Total fund
      operating expenses      1.85%     2.56%     2.56%
                             =====     =====     =====

Alliance Worldwide
Privatization Fund           Class A   Class B   Class C                      Class A   Class B+    Class B++  Class C+    Class C++
                             -------   -------   -------                      -------   --------    ---------  --------    ---------
   Management fees            1.00%     1.00%     1.00%     After 1 year      $  593    $  648      $  248      $  347      $  247
   Rule 12b-1 fees             .30%     1.00%     1.00%     After 3 years     $  947    $  964      $  764      $  761      $  761
   Other expenses              .43%      .45%      .44%     After 5 years     $1,324    $1,306      $1,306      $1,301      $1,301
                             -----     -----     -----      After 10 years    $2,379    $2,609(b)   $2,609(b)   $2,776      $2,776
   Total fund
      operating expenses      1.73%     2.45%     2.44%
                             =====     =====     =====

Alliance International
Premier Growth Fund          Class A   Class B   Class C                      Class A   Class B+    Class B++  Class C+    Class C++
                             -------   -------   -------                      -------   --------    ---------  --------    ---------
   Management fees            1.00%     1.00%     1.00%     After 1 year      $  667    $  723      $  323      $  423      $  323
   Rule 12b-1 fees             .30%     1.00%     1.00%     After 3 years     $1,170    $1,186      $  986      $  986      $  986
   Other expenses             3.89%     4.14%     4.00%     After 5 years     $1,699    $1,674      $1,674      $1,674      $1,674
                             -----     -----     -----      After 10 years    $3,140    $3,343(b)   $3,343(b)   $3,503      $3,503
   Total fund
      operating expenses      5.19%     6.14%     6.00%
                             =====     =====     =====
   Waiver and/or expense
      reimbursement (a)      (2.69)%   (2.94)%   (2.80)%
                             =====     =====     =====
   Net expenses               2.50%     3.20%     3.20%
                             =====     =====     =====

--------------------------------------------------------------------------------
Please refer to the footnotes on page 25.

                   Operating Expenses                                                       Examples
--------------------------------------------------------    ------------------------------------------------------------------------
Alliance Global
Small Cap Fund              Class A    Class B   Class C                      Class A    Class B+   Class B++  Class C+    Class C++
                            -------    -------   -------                      -------    --------   ---------  --------    ---------
   Management fees            1.00%      1.00%     1.00%    After 1 year      $  635     $  691     $  291      $  391      $  291
   Rule 12b-1 fees             .30%      1.00%     1.00%    After 3 years     $1,072     $1,092     $  892      $  892      $  892
   Other expenses              .86%       .88%      .88%    After 5 years    $1,535     $1,518     $1,518      $1,518      $1,518
                            ------     ------    ------     After 10 years    $2,812     $3,034(b)  $3,034(b)   $3,204      $3,204
   Total fund
      operating expenses      2.16%      2.88%     2.88%
                            ======     ======    ======

Alliance International      Class A    Class B   Class C                      Class A    Class B+   Class B++  Class C+    Class C++
   Fund                     -------    -------   -------                      -------    --------   ---------  --------    ---------
   Management fees            1.00%      1.00%     1.00%    After 1 year      $  586     $  652     $  252      $  351      $  251
   Rule 12b-1 fees             .21%      1.00%     1.00%    After 3 years     $  923     $  976     $  776      $  773      $  773
   Other expenses              .59%       .64%      .63%    After 5 years     $1,284     $1,326     $1,326      $1,321      $1,321
                            ------     ------    ------     After 10 years    $2,296     $2,619(b)  $2,619(b)   $2,816      $2,816
   Total fund
      operating expenses      1.80%      2.64%     2.63%
                            ======     ======    ======
   Waiver and/or expense
      reimbursement (a)       (.15)%     (.15)%    (.15)%
                            ======     ======    ======
   Net expenses               1.65%      2.49%     2.48%
                            ======     ======    ======

Alliance Greater
China '97 Fund              Class A    Class B   Class C                      Class A    Class B+   Class B++  Class C+    Class C++
                            -------    -------   -------                      -------    --------   ---------  --------    ---------
   Management fees            1.00%      1.00%     1.00%    After 1 year      $  669     $  725     $  325      $  425      $  325
   Rule 12b-1 fees             .30%      1.00%     1.00%    After 3 years     $1,176     $1,192     $  992      $  992      $  992
   Other expenses            16.97%     17.18%    17.37%    After 5 years     $1,709     $1,683     $1,683      $1,683      $1,683
                            ------     ------    ------     After 10 years    $3,157     $3,362(b)  $3,362(b)   $3,522      $3,522
   Total fund
      operating expenses     18.27%     19.18%    19.37%
                            ======     ======    ======
   Waiver and/or expense
      reimbursement (a)     (15.75)%   (15.96)%  (16.15)%
                            ======     ======    ======
   Net expenses               2.52%      3.22%     3.22%
                            ======     ======    ======

Alliance All-Asia
Investment Fund             Class A    Class B   Class C                      Class A    Class B+   Class B++  Class C+    Class C++
                            -------    -------   -------                      -------    --------   ---------  --------    ---------
   Management fees            1.00%      1.00%     1.00%    After 1 year      $  715     $  772     $  372      $  472      $  372
   Rule 12b-1 fees             .30%      1.00%     1.00%    After 3 years     $1,313     $1,332     $1,132      $1,132      $1,332
   Other expenses                                           After 5 years     $1,935     $1,911     $1,911      $1,911      $1,911
      Administration fees      .15%       .15%      .15%    After 10 years    $3,602     $3,797(b)  $3,797(b)   $3,950      $3,950
      Other operating
        expenses              3.18%      3.24%     3.27%
                            ------     ------    ------
   Total other expenses       3.33%      3.39%     3.42%
                            ------     ------    ------
   Total fund operating
     expenses                 4.63%      5.39%     5.42%
                            ======     ======    ======
   Waiver and/or expense
      reimbursement (a)      (1.63)%    (1.69)%   (1.72)%
                            ======     ======    ======
   Net expenses               3.00%      3.70%     3.70%
                            ======     ======    ======

Alliance Global
Environment Fund            Class A    Class B   Class C                      Class A    Class B+   Class B++  Class C+    Class C++
                            -------    -------   -------                      -------    --------   ---------  --------    ---------
   Management fees (c)        1.10%      1.10%     1.10%    After 1 year      $  899     $  974     $  574      $  661      $  561
   Rule 12b-1 fees             .30%      1.00%     1.00%    After 3 years     $1,848     $1,908     $1,708      $1,673      $1,673
   Other expenses (c)         3.55%      3.66%     3.53%    After 5 years     $2,798     $2,826     $2,826      $2,771      $2,771
                            ------     ------    ------     After 10 years    $5,176     $5,402(b)  $5,402(b)   $5,456      $5,456
   Total fund
      operating expenses      4.95%      5.76%     5.63%
                            ======     ======    ======

--------------------------------------------------------------------------------
+     Assumes redemption at end of period.
++    Assumes no redemption at end of period.
(a) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses.
(b)   Assumes Class B shares convert to Class A shares after eight years.
(c) Management fees and other expenses for Alliance Global Environment Fund are based on estimated amounts for its current fiscal year.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.


Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.


Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.


Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.


U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, the Hong Kong Special Administrative Region of the People's Republic of China (Hong Kong), the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

Beneficiary Companies are Eligible Companies whose principal businesses lie outside the environmental sector but nevertheless anticipate environmental regulations or consumer preferences through the development of new products, processes or services that are intended to contribute to a cleaner and healthier environment, such as companies that anticipate the demand for plastic substitutes, aerosol substitutes, alternative fuels and processes that generate less hazardous waste.

Eligible Companies are companies expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.

Environmental companies are Eligible Companies that have a principal business involving the sale of systems or services intended to foster environmental protection, such as waste treatment and disposal, remediation, air pollution control and recycling.

Greater China company is an entity that (i) is organized under the laws of a Greater China country and conducts business in a Greater China country, (ii) derives 50% or more of its total revenues from businesses in Greater China countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a Greater China country. A company of a particular Greater China country is a company that meets any of these criteria with respect to that country.

Greater China countries are the People's Republic of China ("China"), the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong") and the Republic of China ("Taiwan").

Non-U.S. Company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.


RATING AGENCIES, RATED SECURITIES and INDEXES


Duff & Phelps is Duff & Phelps Credit Rating Co.

EAFE Index is Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index.

Fitch is Fitch IBCA, Inc.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or B and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------


This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Investment Practices following this section.

o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote.

INVESTMENT OBJECTIVES AND POLICIES

DOMESTIC STOCK FUNDS

The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

Alliance Premier Growth Fund

Alliance Premier Growth Fund seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. A U.S. company is a company that is organized under United States law, has its principal office in the United States and issues equity securities that are traded principally in the United States. Normally, about 40-50 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.


Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.


Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Fund also may:

o     invest up to 20% of its net assets in convertible securities;

o     invest up to 5% of its net assets in rights or warrants;

o     invest up to 15% of its total assets in foreign securities;

o purchase and sell exchange-traded index options and stock index futures contracts; and

o write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.




Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Growth Fund

Alliance Growth Fund seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund also may invest up to 25% of its total assets in lower-rated fixed-income securities and convertible bonds. The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch) or securities of comparable investment quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.


The Fund also may:

o     invest in zero-coupon and payment-in-kind bonds;

o invest in foreign securities although not generally in excess of 15% of its total assets;


o buy or sell foreign currencies, options on foreign currencies, and foreign currency futures contracts (and related options) and deal in forward foreign currency exchange contracts;

o     enter into forward commitments;

o buy and sell stock index futures contracts and options on futures contracts and on stock indices;

o purchase and sell futures contracts and options on futures contracts and U.S. Treasury securities;

o     write covered call and put options;

o     purchase and sell put and call options;

o     make loans of portfolio securities of up to 25% of its total assets; and

o     enter into repurchase agreements of up to 25% of its total assets.

Alliance Technology Fund

Alliance Technology Fund emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities, in U.S. securities and up to 10% of its total assets in foreign securities.


The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund also may:

o write covered call options on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

o     invest up to 10% of its total assets in warrants; and

o     make loans of portfolio securities of up to 30% of its total assets.


Because the Fund invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Fund's net asset value. In addition, the Fund's investments in technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market. The Fund's investments in debt and foreign securities have credit risk and foreign risk.

Alliance Quasar Fund

Alliance Quasar Fund seeks growth of capital by pursuing aggressive investment policies. The Fund invests for capital appreciation and only incidentally for current income. The Fund's practice of selecting securities based on the possibility of appreciation cannot,of course, ensure against a loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Fund, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.


The Fund also may:

o make short sales of securities against the box but not more than 15% of its net assets may be deposited on short sales; and

o write covered call options of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets.


Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in non-convertible bonds, preferred stocks and foreign stocks may have credit risk and foreign risk.

The Alliance Fund

The Alliance Fund seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value. The Fund also may invest in other types of securities such as convertible securities, investment grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit. The Fund may invest without limit in foreign securities. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund also may:

o write exchange-traded covered call options on up to 25% of its total assets;

o make secured loans of portfolio securities of up to 25% of its total assets;


o enter into repurchase agreements of up to seven days' duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets;

While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective.


TOTAL RETURN FUNDS

The Total Return Funds provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Growth and Income Fund

Alliance Growth and Income Fund seeks appreciation through investments primarily in dividend-paying common stocks of good quality. The Fund also may invest in fixed-income securities and convertible securities.

The Fund also may try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund restricts its investments in these securities to issues of high quality. The Fund also may purchase and sell financial forward and futures contracts and options on these securities for hedging purposes.

Alliance Balanced Shares

Alliance Balanced Shares seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced" fund as a matter of fundamental policy. The Fund invests in equity securities of high-quality, financially strong, dividend-paying companies. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may make up to 75% of its investments. The Fund will invest at least 25% of its total assets in investment grade debt securities. These investments may include short- and long-term debt securities, preferred stocks, convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics. Other than this restriction, the percentage of the Fund's assets invested in each type of security will vary.


The Fund invests in U.S. Government securities, bonds, senior debt securities, and preferred and common stocks in such proportions and of such type as Alliance deems best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above.

The Fund also may:

o enter into contracts for the purchase or sale for future delivery of foreign currencies;


o purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes; and


o subject to market conditions, write covered call options listed on a domestic exchange to realize income.


As a balanced fund, the Fund has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

Alliance Utility Income Fund

Alliance Utility Income Fund seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry.

The Fund seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.


The Fund may invest in securities of both U.S. and foreign issuers, although the Fund will invest no more than 15% of its total assets in issuers in any one foreign country. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may invest up to 35% of its net assets in lower-rated securities. The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.

The Fund also may:


o     invest up to 30% of its net assets in convertible securities;

o     invest up to 5% of its net assets in rights or warrants;

o invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units, and "semi-governmental securities";


o write covered call and put options, purchase call and put options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call options for cross-hedging purposes;

o purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts;

o purchase and write call and put options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;


o     enter into forward commitments;

o     enter into standby commitment agreements;

o     make short sales of securities or maintain a short position;

o make secured loans of portfolio securities of up to 20% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

The Fund's principal risks include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Fund's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.


Foreign utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., utility companies generally are required to seek government approval for rate increases. In addition, many foreign utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary.

Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest rate income. The Fund's investments in lower-rated securities may be subject to more credit risk than a fund that invests in higher-rated securities.

Alliance Real Estate Investment Fund


Alliance Real Estate Investment Fund seeks a total return from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.


The Fund normally invests at least 65% of its total assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties. The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").


The Fund may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These securities are described below.

In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors that Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.


The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.


To implement the Fund's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property-owning real estate industry firms consists of approximately 142 companies of sufficient size and quality to merit consideration for investment by the Fund. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 18,000 properties owned by these 142 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,000 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.

Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Fund.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further evaluate management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.


The Fund may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

The Fund also may:


o     invest up to 15% of its net assets in convertible securities;

o     enter into forward commitments;

o     enter into standby commitment agreements; and

o make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets is held as collateral for such sales.

o     invest up to 10% of its net assets in rights or warrants;

o     make loans of portfolio securities of up to 25% of its total assets; and

o     enter into repurchase agreements of up to seven days' duration.

Because the Fund invests a substantial portion of its assets in the real estate market, it is subject to many of the same risks involved in direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Fund's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Fund will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Fund's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Investment Practices."

GLOBAL STOCK FUNDS

The Global Stock Funds offer investors the opportunity to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance New Europe Fund

Alliance New Europe Fund seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in these securities. The Fund may invest up to 35% of its total assets in high-quality U.S. Dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth. In addition, the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund invests in companies that Alliance believes possess rapid growth potential. The Fund emphasizes investments in larger, established companies, but also invests in smaller, emerging companies.

In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The Fund will seek investment opportunities among these companies and, as opportunities become available, within the former "east bloc."The Fund will not invest more than 20% of its total assets in these companies, or more than 10% of its total assets in issuers based in any one country.

The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries. The Fund, however, may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in companies located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country.

The Fund also may:

o     invest up to 20% of its total assets in rights or warrants;

o invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the Euro or the currency of any European country, debt securities denominated in the Euro of an issuer in a European country (including supranational issuers), and "semi-governmental securities";


o     purchase and sell forward contracts;

o write covered call or put options and sell and purchase exchange-traded put and call options, including exchange-traded index options;

o enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts;

o purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;


o     enter into forward commitments;

o     enter into standby commitment agreements; and

o make secured loans of portfolio securities of up to 30% of its total assets.

The Fund's investments in non-U.S. countries and smaller countries may have more risk because they tend to be more volatile than the overall stock market. To the extent the Fund invests a substantial amount of its assets in a particular European country, your investment is subject to the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in U.S. Dollar- or foreign currency-denominated fixed-income securities have interest rate and credit risk.

Alliance Worldwide Privatization Fund

Alliance Worldwide Privatization Fund seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia, Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy and the Fund will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany, and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland, and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.


A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.


The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may invest up to 15% of its total assets in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities. The Fund may invest up to 5% of its net assets in lower-rated securities. The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.


The Fund also may:

o     invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write options on future contracts;


o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o     make short sales of securities or maintain a short position;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.


Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in debt securities and convertible securities have interest risk and credit risk.

Alliance International Premier Growth Fund


Alliance International Premier Growth Fund seeks long term capital appreciation by investing predominately in the equity securities of a limited number of carefully selected non-U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund will invest under normal circumstances at least 85% of its total assets in equity securities. The Fund makes investments based upon their potential for capital appreciation. Current income is incidental to that objective.

In the main, the Fund's investments will be in comparatively large, high-quality companies. Normally, about 60 companies will be represented in the Fund's portfolio, and the 30 most highly regarded of these companies usually will constitute approximately 70% of the Fund's net assets. The Fund thus differs from more typical international equity mutual funds by focusing on a relatively small number of intensively researched companies. The Fund is designed for investors seeking to accumulate capital over time. Because of market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. There is, of course, no assurance that the Fund's investment objective will be met.

Alliance expects the market capitalization of the companies represented in the Fund's portfolio normally will be in the range of the average weighted market capitalization of the companies comprising the EAFE Index. As of December 31, 1998, the average weighted market capitalization of companies in the EAFE Index was approximately $35 billion.


Within the investment framework of the Fund, Alliance's Large Cap Growth Group, headed by Alfred Harrison, Alliance's Vice Chairman, has responsibility for managing the Fund's portfolio. As discussed below, in selecting the Fund's portfolio investments Alliance's Large Cap Growth Group will follow a structured, disciplined research and investment process that is essentially similar to that which it employs in managing Premier Growth Fund.

In managing the Fund's assets, Alliance's investment strategy will emphasize stock selection and investment in the securities of a limited number of issuers. Alliance depends heavily upon the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 900 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets, and competition of these companies, and a good knowledge of their management. Research emphasis is placed on the identification of companies whose superior prospective earnings growth is not fully reflected in current market valuations.

Alliance constantly adds to and deletes from this universe as fundamentals and valuations change. Alliance's global equity analysts rate companies in three categories. The performance of each analyst's ratings is an important determinant of his or her incentive compensation. The equity securities of "one-rated" companies are expected to significantly outperform the local market in local currency terms. All equity securities purchased for the Fund's portfolio will be selected from the universe of approximately 100 "one-rated" companies. As noted above, the Fund usually invests approximately 70% of its net assets in the approximately 30 most highly regarded of these companies.
The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund's diversifies its investments among at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets will be invested in issuers in any one foreign country, except that the Fund may invest up to 25% of its total assets in issuers in each of Canada, France, Germany, Italy, Japan, The Netherlands, Switzerland, and the United Kingdom.

Within these limits, geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a predetermined allocation. To the extent that the Fund concnetrates its assets within one region, the Fund may be subject to any special risks that may be associated with that region. While the Fund may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Fund normally will not make significant use of currency hedging strategies.


In the management of the Fund's investment portfolio, Alliance will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Fund will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. Rather, through "buying into declines" and "selling into strength," Alliance seeks superior relative returns over time.

The Fund also may:




o     invest up to 20% of its total assets in convertible securities;


o     invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on such future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into standby commitment agreements;


o     enter into forward commitments;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain short positions of no more than 5% of its net assets as collateral for short sales; and

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.


Because the Fund invests in a smaller number of securities than many other equity funds, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Global Small Cap Fund


Alliance Global Small Cap Fund seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1.5 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization companies. These companies are located in at least three countries, one of which may be the U.S. The Fund may invest up to 35% of its total assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.


The Fund also may:

o invest up to 20% of its total assets in warrants to purchase equity securities;

o invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.;

o     purchase or sell forward foreign currency contracts;

o write covered call options on its securities of up to 15% of its total assets, and purchase exchange-traded call and put options, including put options on market indices of up to, for all options, 10% of its total assets; and

o make secured loans of portfolio securities of up to 30% of its total assets.

One of the Fund's principal risks is its investments in smaller capitalization companies. Alliance believes that smaller capitalization companies often have sales and earnings growth rates exceeding those of larger companies and that these growth rates tend to cause more rapid share price appreciation.
Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings. For these reasons, the Fund's investments may have a greater chance of loss than investments in securities of larger capitalization companies. In addition, transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.


The Fund's investments in non-U.S. companies and in smaller companies will be more volatile and may differ substantially from the overall U.S. market.

Alliance International Fund

Alliance International Fund seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, the Fund will invest more than 80% of its assets in these types of companies.


The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities. The Fund may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.


The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of these countries. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.

The Fund also may:

o     purchase or sell forward foreign currency exchange contracts;

o write covered call or put options, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options;

o enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter;

o purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

o     make loans of portfolio securities of up to 30% of its total assets; and

o enter into repurchase agreements of up to seven days' duration for up to 10% of the Fund's total assets.


Investments in non-U.S. countries may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular foreign country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Greater China '97 Fund


Alliance Greater China '97 Fund is a non-diversified investment company that seeks long-term capital appreciation through investment of at least 80% of its total assets in equity securities issued by Greater China companies. The Fund expects to invest a significant portion, which may be greater than 50%, of its assets in equity securities of Hong Kong companies and may invest, from time to time, all of its assets in Hong Kong companies or companies of either of the other Greater China countries.

In recent years, China, Hong Kong and Taiwan have each experienced a high level of real economic growth, although growth is expected to slow in 1999. This growth has resulted from advantageous economic conditions, including favorable demographics, competitive wage rates, and rising per capita income and consumer demand. Significantly, the growth has also been fueled by an easing by both China and Taiwan of government restrictions and an increased receptivity to foreign investment. This expanded, if not yet complete, openness to foreign investment extends as well to the securities markets of both countries. Hong Kong's free-market economy has historically included securities markets completely open to foreign investments. All three countries have regulated stock exchanges upon which shares of an increasing number of Greater China companies are traded.


With its population estimated at more than 1.2 billion as a driving force, and notwithstanding its continuing political rigidity, China's economic growth has been coupled with significantly reduced government economic intervention and basic economic structural change. Recent years have seen large increases in industrial production with a significant decline in the state sector share of industrial output, and increased involvement of local governmental units and the private sector in establishing new business enterprises.


With China's growth has come an increasing direct and indirect economic involvement of all three Greater China countries. For some time, Hong Kong, a world financial and trade center in its own right, with a large stock exchange and offices of many of the world's multinational companies, has been the gateway to trade with and foreign investment in China. With the transfer on July 1, 1997 of the sovereignty of Hong Kong from Great Britain to China, not only the political but the economic ties between China and Hong Kong are expected to continue to intensify, with the continuation of Hong Kong's economic system as provided for in the law governing its sovereignty.

Notwithstanding the, at times considerable, political tension between the two countries, it is generally recognized that substantially increased trade and investment with China has been generated from Taiwan, in many cases through Hong Kong. Along with this increased interaction with China, Taiwan is becoming a regional technological and telecommunication center, while continuing the process of opening its economy up to foreign investment. Although geographically limited, Taiwan boasts an economy among the world's 20 largest and its foreign exchange reserves are third largest in the world measured in U.S. dollars. As China's economy continues to expand, it is expected that Taiwan's economic interaction with China will likewise increase.

Alliance believes that over the long-term conditions are favorable for continuing and expanding economic growth in all three Greater China countries. It is this potential which the Fund hopes to take advantage of by investing both in established and new and emerging companies. Appendix A has additional Information about the Greater China countries.

In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China governments, their agencies or instrumentalities and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund will invest only in investment grade securities. The Fund will normally sell a security that is downgraded below investment grade or is determined by Alliance to have undergone a similar credit quality deterioration.

The Fund also may:

o     invest up to 25% of its net assets in the convertible securities;

o     invest up to 20% of its net assets in rights or warrants;

o invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

o invest up to 20% of its net assets in loans and other direct debt securities;

o write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock, and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain a short position, in each case only if against the box;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.


All or some of the policies and practices listed above may not be available to the Fund in the Greater China countries and the Fund will utilize these policies only to the extent permissible.

The Fund's investments in Greater China companies will be significantly more volatile and differ from the overall U.S. market. Your investment also has the risk that market changes or other events affecting the Greater China countries may have a more significant effect on the Fund's net asset value. In addition the Fund is "non-diversified" meaning that it invests its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance All-Asia Investment Fund


Alliance All-Asia Investment Fund's investment objective is long-term capital appreciation. The Fund invests at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants, and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund will invest at least 80% of its total assets in Asian companies and Asian debt securities but also may invest in securities issued by non-Asian issuers. The Fund expects to invest, from time to time, a significant portion, which may be in excess of 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries that create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate, and numerous privatization programs. Asian countries also are becoming more industrialized and are increasing their intra-

Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.

As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies that have securities listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the less-developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume, and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.


The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications, and consumer services.


The Fund will invest primarily in investment grade debt securities but may invest up to 5% of its net assets in lower-rated securities, lower-rated loans, and other lower-rated direct debt instruments. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

o     invest up to 25% of its net assets in the convertible securities;

o     invest up to 20% of its net assets in rights or warrants;

o invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

o invest up to 25% of its net assets in loans and other direct debt instruments;

o write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain a short position, in each case only if against the box;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

The Fund's investments in Asian and Pacific region countries will be significantly more volatile and may differ significantly from the overall U.S. market. To the extent the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net assets value. The Fund's investments in debt securities have interest rate and credit risk.

Alliance Global Environment Fund

Alliance Global Environment Fund is a non-diversified investment company that seeks long-term capital appreciation through investment in equity securities of Eligible Companies. For purposes of the Fund's investment objective and investment policies, "equity securities" are common stocks (but not preferred stocks), rights or warrants to subscribe for or purchase common stocks, and preferred stocks or debt securities that are convertible into common stocks without the payment of any further consideration.


The Fund invests in two categories of Eligible Companies--Environmental Companies and Beneficiary Companies. The Fund may invest in a company with a broadly diversified business only a part of which provides such products, processes, or services, when Alliance believes that these products, processes or services will yield a competitive advantage that significantly enhances the issuer's growth prospects. As a matter of fundamental policy, the Fund will, under normal circumstances, invest substantially all of its total assets in equity securities of Eligible Companies.

A major premise of the Fund's investment approach is that environmental concerns will be a significant source of future growth opportunities, and that Environmental Companies will see an increased demand for their systems and services. Environmental Companies operate in the areas of pollution control, clean energy, solid waste management, hazardous waste treatment and disposal, pulp and paper recycling, waste-to-energy alternatives, biodegradable cartons, packages, plastics and other products, remedial projects and emergency cleanup efforts, manufacture of environmental supplies and equipment, the achievement of purer air, groundwater, and foods, and the detection, evaluation and treatment of both existing and potential environmental problems including, among others, air pollution and acid rain.

The environmental services industry generally is positively affected by increasing governmental action intended to foster environmental protection. As environmental regulations are developed and enforced, Environmental Companies providing the means of compliance with such regulations are afforded substantial opportunities for growth. Beneficiary Companies may also derive an advantage to the extent that they have anticipated environmental regulation and are therefore at a competitive advantage.

In the view of Alliance, increasing public and political awareness of environmental concerns and resultant environmental regulations are long-term phenomena that are driven by an emerging global consensus that environmental protection is a vital and increasingly immediate priority. Alliance believes that Eligible Companies based in the United States and other economically developed countries will have increasing opportunities for earnings growth resulting not only from an increased demand for their existing products or services but also from innovative responses to changing regulations and priorities and enforcement policies. Such opportunities will arise, in the opinion of Alliance, not only within developed countries but also within many economically developing countries, such as those of Eastern Europe and the Pacific Rim. These countries lag well behind developed countries in the conservation and efficient use of natural resources and in their implementation of policies that protect the environment.

Alliance believes that global investing offers opportunities for superior investment returns. The Fund spreads investment risk among the capital markets of a number of countries and invests in equity securities of companies based in at least three, and normally considerably more, such countries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the appreciation potential of such securities and the strength of that currency.

The Fund also may:

o invest up to 20% of its total assets in warrants to purchase equity securities;

o     invest in depositary receipts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     enter into forward foreign currency transactions for hedging purposes;

o invest in currency futures and options on such futures for hedging purposes; and

o make secured loans of portfolio securities of up to 30% of its total assets.

The Fund's investments in non-U.S. companies and in specific types of companies that provide environmental services will be more volatile and may differ substantially from the overall U.S. market. The Fund's investments also have the risk that government regulations or other action could negatively affect the business of environmental companies.

DESCRIPTION OF INVESTMENT PRACTICES


This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.


Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables, and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.


Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities, except with respect to Alliance Growth Fund, where investments in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.


A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Equity-Linked Debt Securities. Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.


The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by Alliance Utility Income Fund, Alliance Real Estate Investment Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Greater China '97 Fund or Alliance All-Asia Investment Fund if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Forward Foreign Currency Exchange Contracts. A Fund may purchase or sell forward foreign currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. Alliance New Europe Fund, Alliance Global Small Cap Fund and Alliance International Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. Alliance New Europe Fund's, Alliance Global Small Cap Fund's and Alliance International Fund's investments in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Alliance Growth Fund also may purchase and sell foreign currency on a spot basis.

Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets, except that the limit is 10% for Alliance Technology Fund, Alliance Quasar Fund, Alliance New Europe Fund, and Alliance Global Small Cap Fund and 5% for The Alliance Fund and Alliance Growth Fund. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. Alliance will monitor the liquidity of a Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments.


A Fund that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.


Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to Alliance Utility Income Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.


A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. A Fund will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.


Loans of Portfolio Securities. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral.
Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Mortgage-Backed Securities and Associated Risks. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.


Guaranteed Mortgage Pass-Through Securities. Alliance Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. Alliance Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although Alliance Real Estate Investment Fund does not intend to invest in residual interests.


Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.


Alliance Technology Fund and Alliance Global Small Cap Fund will not write a call option if the premium to be received by the Fund would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts.


Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. For Fund's that may invest in options on foreign currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on foreign currencies.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

A Fund may purchase options on futures contracts written or purchased by a Fund that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, or in the case of Alliance International Premier Growth Fund 100% of its total assets. Alliance Premier Growth Fund and Alliance Growth and Income Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Alliance Premier Growth Fund and Alliance Growth and Income Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

Rights and Warrants. A Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Alliance Utility Income Fund, Alliance Worldwide Privatization Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that Alliance Real Estate Investment Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to Alliance Real Estate Investment Fund and Alliance New Europe Fund 50% with respect to Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund and 20% with respect to Alliance Utility Income Fund, of the Fund's assets at the time of making the commitment.


There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.


Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.


Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.


A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities also may include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. Substantially all of the assets of Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, and a substantial portion of the assets of Alliance Global Small Cap Fund and Alliance Global Environment Fund are invested in securities denominated in foreign currencies. The Funds receive a corresponding portion of their revenues in foreign currencies. Therefore, the dollar equivalent of their net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund may invest substantial amounts of their assets in United Kingdom issuers, Japanese issuers, and/or Greater China issuers. Please refer to Appendix A for a discussion of risks associated with investments in these countries.

Investment in Privatized Enterprises by Alliance Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.


Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Alliance New Europe Fund and Alliance Global Small Cap Fund will emphasize investment in, and Alliance All-Asia Investment Fund, Alliance Greater China '97 Fund and Alliance Global Environment Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Extreme Governmental Action; Less Protective Laws. In contrast to investing in the U.S., foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact a Fund's investments. In the event of certain such actions, a Fund could lose its entire investment in the country involved. In addition, laws in various foreign countries, including in certain respects each of the Greater China countries, governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as the Fund than provided under United States laws.

Investments in Environmental Companies by Alliance Global Environment Fund. Governmental regulations or other action can inhibit an Environmental Company's performance, and it may take years to translate environmental legislation into sales and profits. Environmental Companies generally face competition in fields often characterized by relatively short product cycles and competitive pricing policies. Losses may result from large product development or expansion costs, unprotected marketing or distribution systems, erratic revenue flows and low profit margins. Additional risks that Environmental Companies may face include difficulty in financing the high cost of technological development, uncertainties due to changing governmental regulation or rapid technological advances, potential liabilities associated with hazardous components and operations, and difficulty in finding experienced employees.

The Real Estate Industry. Although Alliance Real Estate Investment Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if Alliance Real Estate Investment Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.


REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.


REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which Alliance Real Estate Investment Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.


Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.


Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of Alliance All-Asia Investment Fund, between five and 25 years in the case of Alliance Utility Income Fund, and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.


Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.


Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.

Year 2000. Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. Should any of the computer systems employed by the Funds' major service providers fail to process Year 2000 related information properly, that could have a significant negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. In addition, to the extent that the operations of issuers of securities held by the Funds are impaired by the Year 2000 problem, or prices of securities held by the Funds decline as a result of real or perceived problems relating to the Year 2000, the value of the Funds' shares may be materially affected.

With respect to the Year 2000, the Funds have been advised that Alliance, each Fund's investment adviser, Alliance Fund Distributors, Inc, ("AFD"), each Fund's principal underwriter, and Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend disbursing agent (collectively, "Alliance") began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested in early 1999. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Funds.

The Funds and Alliance have been advised by the Funds' Custodians that they are also in the process of reviewing their systems with the same goals. As of the date of this prospectus, the Funds and Alliance have no reason to believe that the Custodians will be unable to achieve these goals.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER



   Each Fund's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 1998 totaling more than $ 286 billion (of which approximately $118 billion represented assets of investment companies). Alliance's clients are primarily major corporate employee benefit plans, public employee retirement systems, investment companies, foundations, and endowment funds. The 54 registered investment companies, with more than 118 separate portfolios, managed by Alliance currently have over 3.5 million shareholder accounts. As of December 31, 1998, Alliance was retained as investment manager for over 35 of the FORTUNE 100 Companies.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:

                                       Fee as a percentage of          Fiscal
Fund                                  average daily net assets*      Year Ending
----                                  -------------------------      -----------

Alliance Premier Growth
  Fund                                          1.00%                 11/30/98
Alliance Growth Fund                             .70                  10/31/98
Alliance Technology Fund                        1.02                  11/30/98
Alliance Quasar Fund                            1.04                   9/30/98
The Alliance Fund                                .67                  11/30/98
Alliance Growth and Income
  Fund                                           .48                  10/31/98
Alliance Balanced Shares
  Fund                                           .625                  7/31/98
Alliance Utility Income
  Fund                                            -0-                 11/30/98
Alliance Real Estate
  Investment Fund                                .90                   8/31/98
Alliance New Europe
  Fund                                          1.02                   7/31/98
Alliance Worldwide
  Privatization Fund                            1.00%                  6/30/98
Alliance International
  Premier Growth Fund                             -0-                 11/30/98
Alliance Global Small
  Cap Fund                                      1.00                   7/31/98
Alliance International
  Fund                                           .85                   6/30/98
Alliance Greater China
  '97 Fund                                        -0-                  7/31/98
Alliance All-Asia Investment
  Fund                                           .24                  10/31/98
Alliance Global Environment
  Fund                                          1.10                  10/31/98

--------------------------------------------------------------------------------
* Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

In connection with providing advisory services to Alliance Greater China '97 Fund, Alliance has, at its expense, retained as a consultant New Alliance, a joint venture company headquartered in Hong Kong, which was formed in 1997 by Alliance and Sun Hung Kai Properties Limited. New Alliance provides Alliance with ongoing, current, and comprehensive information and analysis of conditions and developments in Greater China countries.

In connection with investments in real estate securities, Alliance has, at its expense, retained as a consultant CB Richard Ellis, Inc. ("CBRE"). CBRE is a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property and facilities management, real estate finance, and investment advisory services.

Portfolio Manager

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund, and each person's principal occupation during the past five years.

                                                        Principal Occupation
                                                        During the Past
Fund                    Employee; Year; Title           Five (5) Years*
--------------------------------------------------------------------------------
Alliance Premier        Alfred Harrison; since          Associated with
Growth Fund             inception--Vice Chairman        Alliance
                        of Alliance Capital
                        Management Corporation
                        (ACMC)**

Alliance Growth         Tyler Smith; since inception    Associated with
Fund                    --Senior Vice President         Alliance
                        of ACMC

Alliance Technology     Peter Anastos; since 1992       Associated with
Fund                    --Senior Vice President         Alliance
                        of ACMC

                        Gerald T. Malone; since 1992    Associated with
                        --Senior Vice President         Alliance
                        of ACMC

                                                        During the Past
Fund                    Employee; Year; Title           Five (5) Years*
--------------------------------------------------------------------------------
Alliance Quasar         Alden M. Stewart; since 1994    Associated with
Fund                    --Executive Vice President      Alliance
                        of ACMC

                        Randall E. Haase; since 1994    Associated with
                        --Senior Vice President         Alliance
                        of ACMC

                                                        Principal Occupation
The Alliance Fund       Alden M. Stewart; since 1997    (see above)
                        --(see above)

                        Randall E. Haase; since 1997    (see above)
                        --(see above)

Alliance Growth and     Paul Rissman; since 1994        Associated with
Income Fund             --Senior Vice President         Alliance
                        of ACMC

Alliance Balanced       Paul Rissman; since 1997        (see above)
Shares                  --(see above)

Alliance Utility        Paul Rissman; since 1996        (see above)
Income Fund             --(see above)

Alliance Real Estate    Daniel G. Pine; since 1996      Associated with
Investment Fund         --Senior Vice President         Alliance since 1996;
                        of ACMC                         prior thereto; Senior
                                                        Vice President of Desai
                                                        Capital Management

                        David Kruth; since 1997         Associated with
                        --Vice President of ACMC        Alliance since 1997;
                                                        prior thereto; Senior
                                                        Vice President of
                                                        Yarmouth Group

Alliance New            Steven Beinhacker; since 1997   Associated with
Europe Fund             --Vice President of ACMC        Alliance

Alliance Worldwide      Mark H. Breedon; since          Associated with
Privatization Fund      inception Senior Vice           Alliance
                        President of ACMC and
                        Director and Vice President
                        of Alliance Capital Limited***

Alliance International  Alfred Harrison; since 1998     (see above)
Premier Growth          --(see above)
Fund

                        Thomas Kamp; since 1998         Associated with
                        --Senior Vice President         Alliance
                        of ACMC

Alliance Global         Alden M. Stewart; since 1994    (see above)
Small Cap Fund          --(see above)

                        Randall E. Haase; since 1994    (see above)
                        --(see above)

                        Mark H. Breedon; since 1998     (see above)
                        --(see above)

Alliance                Nicholas D.P. Carn;             Associated with
International Fund      since 1998                      Alliance since 1995;
                        --Senior Vice President         prior thereto; Chief
                        of ACMC.                        Investment Officer of
                                                        Dracott Partners, Inc.

Alliance Greater        Matthew W.S. Lee; since 1997    Associated with
China '97 Fund          --Vice President of ACMC        Alliance since 1997;
                                                        prior thereto;
                                                        associated with National
                                                        Mutual Funds Management
                                                        (Asia) and James Capel
                                                        and Co. since prior to
                                                        1994

Alliance All-Asia       Hiroshi Motoki; since 1998      Associated with
Investment Fund         --Senior Vice President         Alliance since 1994;
                        of ACMC and director of         prior thereto;
                        Japanese/Asian Equity           associated with
                        research                        Ford Motor Company

Alliance Global         Linda Bolton Weiser;            Associated with
Environment Fund        since 1998--Vice President      Alliance
                        of ACMC

--------------------------------------------------------------------------------
* Unless indicated otherwise, persons associated with Alliance have been employed in a portfolio management, research or investment capacity.
**    The sole general partner of Alliance.
***   An indirect wholly-owned subsidiary of Alliance.

Performance of Similarly Managed Portfolios. In addition to managing the assets of Alliance Premier Growth Fund, Mr. Harrison has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for Alliance Premier Growth Fund, except for the ability of Alliance Premier Growth Fund to use futures and options as hedging tools and to invest in warrants. The Historical Portfolios also are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which Alliance Premier Growth Fund, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios. See "Investment Objectives and Policies."

Set forth below is performance data provided by Alliance relating to the Historical Portfolios for each of the nineteen full calendar years during which Mr. Harrison has managed the Historical Portfolios as an employee of Alliance and cumulatively through December 31, 1998. As of December 31, 1998, the assets in the Historical Portfolios totaled approximately $15.9 billion and the average size of an institutional account in the Historical Portfolio was $529 million. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to those accounts. The performance data is computed in accordance with standards formulated by the Association of Investment Management and Research and has not been adjusted to reflect any fees that will be payable by Alliance Premier Growth Fund, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for Alliance Premier Growth Fund. Expenses associated with the distribution of Class A, Class B, and Class C shares of Alliance Premier Growth Fund in accordance with the plan adopted by Alliance Premier Growth Fund's Board of Directors pursuant to Rule 12b-1 under the 1940 Act ("distribution fees") are also excluded. The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.


As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.




To the extent Alliance Premier Growth Fund does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the S&P 500 Index and Russell 1000 Growth Index may not be substantially comparable to Alliance Premier Growth Fund. The S&P 500 Index and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000 Growth Index do not reflect the deduction of any fees. If Alliance Premier Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000 Growth Index, Alliance Premier Growth Fund's performance relative to the index would be reduced by Alliance Premier Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on Alliance Premier Growth Fund's shareholders of sales charges and income taxes.


The Lipper Growth Fund Index is prepared by Lipper Analytical Services, Inc. and represents a composite index of the investment performance for the 30 largest growth mutual funds. The composite investment performance of the Lipper Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.


The following performance data is provided solely to illustrate Mr. Harrison's performance in managing the Historical Portfolios and the Alliance Premier Growth Fund as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of Alliance Premier Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

Schedule of Composite Investment Performance--Historical Portfolios*

                                                                Russell       Lipper
                      Premier   Historical      S&P 500          1000         Growth
                      Growth    Portfolios       Index       Growth Index   Fund Index
                       Fund   Total Return**  Total Return   Total Return  Total Return
Year ended December:
1998*** .........      42.97%     52.16%         28.60%         38.71%         25.69%
1997*** .........      27.05      34.64          33.36          30.49          25.30
1996*** .........      18.84      22.06          22.96          23.12          17.48
1995*** .........      40.66      39.83          37.58          37.19          32.65
1994 ............      (9.78)     (4.82)         (1.32)          2.66          (1.57)
1993 ............       5.35      10.54          10.08           2.90          11.98
1992 ............         --      12.18           7.62           5.00           7.63
1991 ............         --      38.91          30.47          41.16          35.20
1990 ............         --      (1.57)         (3.10)         (0.26)         (5.00)
1989 ............         --      38.80          31.69          35.92          28.60
1988 ............         --      10.88          16.61          11.27          15.80
1987 ............         --       8.49           5.25           5.31           1.00
1986 ............         --      27.40          18.67          15.36          15.90
1985 ............         --      37.41          31.73          32.85          30.30
1984 ............         --      (3.31)          6.27           (.95)         (2.80)
1983 ............         --      20.80          22.56          15.98          22.30
1982 ............         --      28.02          21.55          20.46          20.20
1981 ............         --      (1.09)         (4.92)        (11.31)         (8.40)
1980 ............         --      50.73          32.50          39.57          37.30
1979 ............         --      30.76          18.61          23.91          27.40
Cumulative total
return for
the period
January 1, 1979 to
December 31, 1998         --       4708%           2525%           2373%           2003%

--------------------------------------------------------------------------------
* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion. Total returns for Alliance Premier Growth Fund are for Class A shares, with imposition of the maximum 4.25% sales charge.
** Assumes imposition of the maximum advisory fee charged by Alliance for any Historical Portfolio for the period involved.
*** During this period, the Historical Portfolios differed from Alliance Premier Growth Fund in that Alliance Premier Growth Fund invested a portion of its net assets in warrants on equity securities in which the Historical Portfolios were unable, by their investment restrictions, to purchase. In lieu of warrants, the Historical Portfolios acquired the common stock upon which the warrants were based.

The average annual total returns presented below are based upon the cumulative total return as of December 31, 1998 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS


                                                                Russell       Lipper
                      Premier   Historical      S&P 500          1000         Growth
                      Growth    Portfolios       Index       Growth Index   Fund Index
One year ........      42.97%     52.16%         28.60%         38.71%         25.69%
Three years .....      33.03      35.74          28.23          30.62          23.67
Five years ......      26.65      27.19          24.05          25.70          19.82
Ten years .......      24.38+     22.86          19.19          20.57          17.21
Since January 1,
1979 ............         --      21.37          17.75          17.40          16.45

--------------------------------------------------------------------------------
+     Since inception on 9/28/92

The Funds' SAIs have more detailed information about Alliance and other Fund service providers.

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                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at 4 p.m. Eastern time each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds' value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See the next section of this Prospectus, Distribution Arrangements, for details.

HOW TO BUY SHARES

You may purchase a Funds' shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, Alliance Fund Distributors, Inc., or AFD.

Minimum investment amounts are:

      --Initial:                        $250
      --Subsequent:                     $ 50
      --Automatic Investment Program:   $ 25


If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Shareholder Application. Call 800-221-5672 to arrange a transfer from your bank account.

A Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.


A Fund may refuse any order to purchase shares. In particular, the Funds reserve the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m. Eastern time to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

o     Selling Shares Through Your Broker

Your broker must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

o     Selling Shares Directly to the Fund

By Mail:

      -- Send a signed letter of instruction or stock power, along with certificates, to:

                          Alliance Fund Services, Inc.
                                  P.O. Box 1520
                            Secaucus, N.J. 07906-1520
                                  800-221-5672


      -- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AFS.

By Telephone:

      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AFS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      -- A telephone redemption request must be received by 4:00 p.m. Eastern time for you to receive that day's NAV, less any applicable CDSC.


      -- If you have selected electronic funds transfer in your Shareholder Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.


      -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      -- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------

                            DIVIDENDS, DISTRIBUTIONS
--------------------------------------------------------------------------------
                                    AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the day following the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network. There is no sales or other charge on the reinvestment of Fund dividends and distributions.


If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.


The Funds expect that their distributions will consist either of net income or long-term capital gains. For federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to Alliance Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a full credit or deduction for the amount of such taxes.


Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. See the Fund's SAI for a further explanation of these tax issues.

If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

Each year shortly after December 31, the Funds will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------

                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Share Classes. The Funds offer three classes of shares.

CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE

You can purchase Class A shares at NAV with an initial sales charge as follows:

                                         Initial Sales Charge


                                       As % of          As % of       Commission
                                      Net Amount        Offering      to Dealer/
                                       Invested          Price         Agent as
                                                                         % of
                                                                       Offering
Amount Purchased                                                        Price
--------------------------------------------------------------------------------
Up to $100,000                           4.44%            4.25%         4.00%
$100,000 up to $250,000                  3.36             3.25          3.00
$250,000 up to $500,000                  2.30             2.25          2.00
$500,000 up to $1,000,000                1.78             1.75          1.50


You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value Programs. Consult the Subscription Application and a Fund's SAI for additional information about these options.

CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE


You can purchase Class B Shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 4 years of purchase. The CDSC varies depending of the number of years you hold the shares. The CDSC amounts are:

            Years Since Purchase                  CDSC
            First                                 4.0%
            Second                                3.0%
            Third                                 2.0%
            Fourth                                1.0%
            Fifth                                 None

If you exchange your shares for the Class B shares of another Alliance Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another Alliance Mutual Fund, the conversion period runs from the date of your original purchase.


CLASS C SHARES--ASSET-BASED SALES CHARGE ALTERNATIVE


You can purchase shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another Alliance Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.


Asset-based Sales Charge or Rule 12b-1 Fees. Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                                Rule 12b-1 Fee (As a Percentage of
                                Aggregate Average Daily Net Assets)
Class A                                         .30%*
Class B                                        1.00%
Class C                                        1.00%

--------------------------------------------------------------------------------
The fee under the Rule 12b-1 Plan for the Class A shares of Alliance
       Growth Fund and Alliance Premier Growth Fund is .50% of the aggregate average daily net assets. The Directors of Alliance Growth Fund currently limit the payments to .30%. The Directors of Alliance Premier Growth Fund limit payments for Class A shares purchased after November 1993 to .30% of aggregate average daily net assets.


Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Choosing a Class of Shares. The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

You should consult your financial agent to assist in choosing a class of Fund shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the Alliance Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bimonthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.


Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents for the sale of shares of the Funds. These additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, the cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. The incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent to urban or resort locations within or outside the U.S. The dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION

--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

Employee Benefit Plans. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Funds. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B, and Class C CDSC may be waived for investments made through Employee Benefit Plans.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------




The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the independent accountants for The Alliance Fund, Alliance Growth Fund, Alliance Premier Growth Fund, Alliance International Premier Growth Fund, Alliance Balanced Shares, Alliance Utility Income Fund, Alliance Worldwide Privatization Fund, and Alliance Growth and Income Fund, and by Ernst & Young LLP, the independent accountants for Alliance All-Asia Investment Fund, Alliance Technology Fund, Alliance Quasar Fund, Alliance International Fund, Alliance New Europe Fund, Alliance Global Small Cap Fund, Alliance Global Environment Fund, Alliance Greater China '97 Fund and Alliance Real Estate Investment Fund, whose reports along with each Fund's financial statements, are included in the SAI, which is available upon request.

                                                 Income from Investment Operations             Less Dividends and Distributions
                                           --------------------------------------------    -----------------------------------------
                                                             Net Gains
                               Net Asset                    or Losses on                    Dividends   Distributions
                                 Value,                      Securities      Total from     from Net    in Excess of   Distributions
                               Beginning   Net Investment  (both realized    Investment    Investment  Net Investment      from
   Fiscal Year or Period       of Period   Income (Loss)    and unrealized)  Operations      Income        Income      Capital Gains
   ---------------------       ---------   --------------   --------------   ----------    ----------  --------------  -------------
Alliance Premier
Growth Fund
   Class A
   Year ended 11/30/98 .....   $    22.00   $   (.15)(b)     $     7.11      $     6.96    $     0.00    $     0.00     $    (1.46)
   Year ended 11/30/97 .....        17.98       (.10)(b)           5.20            5.10          0.00          0.00          (1.08)
   Year ended 11/30/96 .....        16.09       (.04)(b)           3.20            3.16          0.00          0.00          (1.27)
   Year ended 11/30/95 .....        11.41       (.03)              5.38            5.35          0.00          0.00           (.67)
   Year ended 11/30/94 .....        11.78       (.09)              (.28)           (.37)         0.00          0.00           0.00
   Class B
   Year ended 11/30/98 .....   $    21.26   $   (.30)(b)     $     6.83      $     6.53    $     0.00    $     0.00     $    (1.46)
   Year ended 11/30/97 .....        17.52       (.23)(b)           5.05            4.82          0.00          0.00          (1.08)
   Year ended 11/30/96 .....        15.81       (.14)(b)           3.12            2.98          0.00          0.00          (1.27)
   Year ended 11/30/95 .....        11.29       (.11)              5.30            5.19          0.00          0.00           (.67)
   Year ended 11/30/94 .....        11.72       (.15)              (.28)           (.43)         0.00          0.00           0.00
   Class C
   Year ended 11/30/98 .....   $    21.29   $   (.31)(b)     $     6.84      $     6.53    $     0.00    $     0.00     $    (1.46)
   Year ended 11/30/97 .....        17.54       (.24)(b)           5.07            4.83          0.00          0.00          (1.08)
   Year ended 11/30/96 .....        15.82       (.14)(b)           3.13            2.99          0.00          0.00          (1.27)
   Year ended 11/30/95 .....        11.30       (.08)              5.27            5.19          0.00          0.00           (.67)
   Year ended 11/30/94 .....        11.72       (.09)              (.33)           (.42)         0.00          0.00           0.00
Alliance Growth Fund
   Class A
   Year ended 10/31/98 .....   $    43.95   $   (.05)(b)     $     6.18      $     6.13    $     0.00    $     0.00     $    (2.91)
   Year ended 10/31/97 .....        34.91       (.10)(b)          10.17           10.07          0.00          0.00          (1.03)
   Year ended 10/31/96 .....        29.48        .05               6.20            6.25          (.19)         0.00           (.63)
   Year ended 10/31/95 .....        25.08        .12               4.80            4.92          (.11)         0.00           (.41)
   5/1/94 to 10/31/94** ....        23.89        .09               1.10            1.19          0.00          0.00           0.00
   Year ended 4/30/94 ......        22.67       (.01)(c)           3.55            3.54          0.00          0.00          (2.32)
   Class B
   Year ended 10/31/98 .....   $    36.31   $   (.31)(b)     $     5.06      $     4.75    $     0.00    $     0.00     $    (2.91)
   Year ended 10/31/97 .....        29.21       (.31)(b)           8.44            8.13          0.00          0.00          (1.03)
   Year ended 10/31/96 .....        24.78       (.12)              5.18            5.06          0.00          0.00           (.63)
   Year ended 10/31/95 .....        21.21       (.02)              4.01            3.99          (.01)         0.00           (.41)
   5/1/94 to 10/31/94** ....        20.27        .01                .93             .94          0.00          0.00           0.00
   Year ended 4/30/94 ......        19.68       (.07)(c)           2.98            2.91          0.00          0.00          (2.32)
   Class C
   Year ended 10/31/98 .....   $    36.33   $   (.31)(b)     $     5.06      $     4.75    $     0.00    $     0.00     $    (2.91)
   Year ended 10/31/97 .....        29.22       (.31)(b)           8.45            8.14          0.00          0.00          (1.03)
   Year ended 10/31/96 .....        24.79       (.12)              5.18            5.06          0.00          0.00           (.63)
   Year ended 10/31/95 .....        21.22       (.03)              4.02            3.99          (.01)         0.00           (.41)
   5/1/94 to 10/31/94** ....        20.28        .01                .93             .94          0.00          0.00           0.00
   8/2/93++ to 4/30/94 .....        21.47       (.02)(c)           1.15            1.13          0.00          0.00          (2.32)
Alliance Technology Fund
   Class A
   Year ended 11/30/98 .....   $    54.44   $   (.68)(b)     $    15.42      $    14.74    $     0.00    $     0.00     $     (.58)
   Year ended 11/30/97 .....        51.15       (.51)(b)           4.22            3.71          0.00          0.00           (.42)
   Year ended 11/30/96 .....        46.64       (.39)(b)           7.28            6.89          0.00          0.00          (2.38)
   Year ended 11/30/95 .....        31.98       (.30)(b)          18.13           17.83          0.00          0.00          (3.17)
   1/1/94 to 11/30/94** ....        26.12       (.32)              6.18            5.86          0.00          0.00           0.00
   Class B
   Year ended 11/30/98 .....   $    52.58   $  (1.08)(b)     $    14.83      $    13.75    $     0.00    $     0.00     $     (.58)
   Year ended 11/30/97 .....        49.76       (.88)(b)           4.12            3.24          0.00          0.00           (.42)
   Year ended 11/30/96 .....        45.76       (.70)(b)           7.08            6.38          0.00          0.00          (2.38)
   Year ended 11/30/95 .....        31.61       (.60)(b)          17.92           17.32          0.00          0.00          (3.17)
   1/1/94 to 11/30/94** ....        25.98       (.23)              5.86            5.63          0.00          0.00           0.00
   Class C
   Year ended 11/30/98 .....   $    52.57   $  (1.08)(b)     $    14.83      $    13.75    $     0.00    $     0.00     $     (.58)
   Year ended 11/30/97 .....        49.76       (.88)(b)           4.11            3.23          0.00          0.00           (.42)
   Year ended 11/30/96 .....        45.77       (.70)(b)           7.07            6.37          0.00          0.00          (2.38)
   Year ended 11/30/95 .....        31.61       (.58)(b)          17.91           17.33          0.00          0.00          (3.17)
   1/1/94 to 11/30/94** ....        25.98       (.24)              5.87            5.63          0.00          0.00           0.00
Alliance Quasar Fund
   Class A
   Year ended 9/30/98 ......   $    30.37   $   (.17)(b)     $    (6.70)     $    (6.87)   $     0.00    $     0.00     $    (1.23)
   Year ended 9/30/97 ......        27.92       (.24)(b)           6.80            6.56          0.00          0.00          (4.11)
   Year ended 9/30/96 ......        24.16       (.25)              8.82            8.57          0.00          0.00          (4.81)
   Year ended 9/30/95 ......        22.65       (.22)(b)           5.59            5.37          0.00          0.00          (3.86)
   Year ended 9/30/94 ......        24.43       (.60)              (.36)           (.96)         0.00          0.00           (.82)
   Class B
   Year ended 9/30/98 ......   $    27.83   $   (.36)(b)     $    (6.07)     $    (6.43)   $     0.00    $     0.00     $    (1.23)
   Year ended 9/30/97 ......        26.13       (.42)(b)          (6.23)           5.81          0.00          0.00          (4.11)
   Year ended 9/30/96 ......        23.03       (.20)              8.11            7.91          0.00          0.00          (4.81)
   Year ended 9/30/95 ......        21.92       (.37)(b)           5.34            4.97          0.00          0.00          (3.86)
   Year ended 9/30/94 ......        23.88       (.53)              (.61)          (1.14)         0.00          0.00           (.82)
------------------------------------------------------------------------------------------------------------------------------------
Please refer to the footnotes on page 66.

                           Less Distributions                                          Ratios/Supplemental Data
                           ------------------                         --------------------------------------------------------------

                                 Total         Net Asset                                 Ratio of      Ratio of Net
                               Dividends         Value,                 Net Assets,      Expenses       Income/Loss
                                 and            End of      Total      End of Period    to Average      to Average       Portfolio
   Fiscal Year or Period     Distributions      Period    Return (a)  (000's omitted)   Net Assets      Net Assets     Turnover Rate
   ---------------------     -------------     ---------  ----------  ---------------   ----------     ------------    -------------
Alliance Premier
Growth Fund
   Class A
   Year ended 11/30/98 ....   $    (1.46)     $    27.50    33.94%      $1,418,262         1.59%(f)         (.59)%           82%
   Year ended 11/30/97 ....        (1.08)          22.00    30.46          373,099         1.57             (.52)            76
   Year ended 11/30/96 ....        (1.27)          17.98    21.52          172,870         1.65             (.27)            95
   Year ended 11/30/95 ....         (.67)          16.09    49.95           72,366         1.75             (.28)           114
   Year ended 11/30/94 ....         0.00           11.41    (3.14)          35,146         1.96             (.67)            98
   Class B
   Year ended 11/30/98 ....   $    (1.46)     $    26.33    33.04%      $2,799,288         2.28%(f)        (1.27)%           82%
   Year ended 11/30/97 ....        (1.08)          21.26    29.62          858,449         2.25            (1.20)            76
   Year ended 11/30/96 ....        (1.27)          17.52    20.70          404,137         2.32             (.94)            95
   Year ended 11/30/95 ....         (.67)          15.81    49.01          238,088         2.43             (.95)           114
   Year ended 11/30/94 ....         0.00           11.29    (3.67)         139,988         2.47            (1.19)            98
   Class C
   Year ended 11/30/98 ....   $    (1.46)     $    26.36    32.99%      $  862,193         2.28%(f)        (1.30)%           82%
   Year ended 11/30/97 ....        (1.08)          21.29    29.64          177,923         2.24            (1.22)            76
   Year ended 11/30/96 ....        (1.27)          17.54    20.76           60,194         2.32             (.94)            95
   Year ended 11/30/95 ....         (.67)          15.82    48.96           20,679         2.42             (.97)           114
   Year ended 11/30/94 ....         0.00           11.30    (3.58)           7,332         2.47            (1.16)            98
Alliance Growth Fund
   Class A
   Year ended 10/31/98 ....   $    (2.91)     $    47.17    14.56%      $1,008,093         1.22%(f)         (.11)%           61%
   Year ended 10/31/97 ....        (1.03)          43.95    29.54          783,110         1.26(f)          (.25)            48
   Year ended 10/31/96 ....         (.82)          34.91    21.65          499,459         1.30              .15             46
   Year ended 10/31/95 ....         (.52)          29.48    20.18          285,161         1.35              .56             61
   5/1/94 to 10/31/94** ...         0.00           25.08     4.98          167,800         1.35*             .86*            24
   Year ended 4/30/94 .....        (2.32)          23.89    15.66          102,406         1.40(d)           .32             87
   Class B
   Year ended 10/31/98 ....   $    (2.91)     $    38.15    13.78%      $4,230,756         1.94%(f)         (.83)%           61%
   Year ended 10/31/97 ....        (1.03)          36.31    28.64        3,578,806         1.96(f)          (.94)            48
   Year ended 10/31/96 ....         (.63)          29.21    20.82        2,498,097         1.99             (.54)            46
   Year ended 10/31/95 ....         (.42)          24.78    19.33        1,052,020         2.05             (.15)            61
   5/1/94 to 10/31/94** ...         0.00           21.21     4.64          751,521         2.05*             .16*            24
   Year ended 4/30/94 .....        (2.32)          20.27    14.79          394,227         2.10(d)          (.36)            87
   Class C
   Year ended 10/31/98 ....   $    (2.91)     $    38.17    13.76%      $  718,688         1.93%(f)         (.83)%           61%
   Year ended 10/31/97 ....        (1.03)          36.33    28.66          599,449         1.97(f)          (.95)            48
   Year ended 10/31/96 ....         (.63)          29.22    20.81          403,478         2.00             (.55)            46
   Year ended 10/31/95 ....         (.42)          24.79    19.32          226,662         2.05             (.15)            61
   5/1/94 to 10/31/94** ...         0.00           21.22     4.64          114,455         2.05*             .16*            24
   8/2/93++ to 4/30/94 ....        (2.32)          20.28     5.27           64,030         2.10*(d)         (.31)*           87
Alliance Technology Fund
   Class A
   Year ended 11/30/98 ....   $     (.58)     $    68.60    27.36%      $  824,636         1.66%(f)        (1.13)%           67%
   Year ended 11/30/97 ....         (.42)          54.44     7.32          624,716         1.67(f)          (.97)            51
   Year ended 11/30/96 ....        (2.38)          51.15    16.05          594,861         1.74             (.87)            30
   Year ended 11/30/95 ....        (3.17)          46.64    61.93          398,262         1.75             (.77)            55
   1/1/94 to 11/30/94** ...         0.00           31.98    22.43          202,929         1.66*           (1.22)*           55
   Class B
   Year ended 11/30/98 ....   $     (.58)     $    65.75    26.44%      $1,490,578         2.39%(f)        (1.86)%           67%
   Year ended 11/30/97 ....         (.42)          52.58     6.57        1,053,436         2.38(f)         (1.70)            51
   Year ended 11/30/96 ....        (2.38)          49.76    15.20          660,921         2.44            (1.61)            30
   Year ended 11/30/95 ....        (3.17)          45.76    60.95          277,111         2.48            (1.47)            55
   1/1/94 to 11/30/94** ...         0.00           31.61    21.67           18,397         2.43*           (1.95)*           55
   Class C
   Year ended 11/30/98 ....   $     (.58)     $    65.74    26.44%      $  271,320         2.40%(f)        (1.87)%           67%
   Year ended 11/30/97 ....         (.42)          52.57     6.55          184,194         2.38(f)         (1.70)            51
   Year ended 11/30/96 ....        (2.38)          49.76    15.17          108,488         2.44            (1.60)            30
   Year ended 11/30/95 ....        (3.17)          45.77    60.98           43,161         2.48            (1.47)            55
   1/1/94 to 11/30/94** ...         0.00           31.61    21.67            7,470         2.41*           (1.94)*           55
Alliance Quasar Fund
   Class A
   Year ended 9/30/98 .....   $    (1.23)     $    22.27   (23.45)%     $  495,070         1.61%(f)         (.59)%          109%
   Year ended 9/30/97 .....        (4.11)          30.37    27.81          402,081         1.67             (.91)           135
   Year ended 9/30/96 .....        (4.81)          27.92    42.42          229,798         1.79            (1.11)           168
   Year ended 9/30/95 .....        (3.86)          24.16    30.73          146,663         1.83            (1.06)           160
   Year ended 9/30/94 .....         (.82)          22.65    (4.05)         155,470         1.67            (1.15)           110
   Class B
   Year ended 9/30/98 .....   $    (1.23)     $    20.17   (24.03)%     $  625,147         2.39%(f)        (1.36)%          109%
   Year ended 9/30/97 .....        (4.11)          27.83    26.70          503,037         2.51            (1.73)           135
   Year ended 9/30/96 .....        (4.81)          26.13    41.48          112,490         2.62            (1.96)           168
   Year ended 9/30/95 .....        (3.86)          23.03    29.78           16,604         2.65            (1.88)           160
   Year ended 9/30/94 .....         (.82)          21.92    (4.92)          13,901         2.50            (1.98)           110
------------------------------------------------------------------------------------------------------------------------------------


                                    58 & 59

                                                 Income from Investment Operations             Less Dividends and Distributions
                                           --------------------------------------------    -----------------------------------------
                                                             Net Gains
                               Net Asset                    or Losses on                    Dividends   Distributions
                                 Value,                      Securities      Total from     from Net    in Excess of   Distributions
                               Beginning   Net Investment  (both realized    Investment    Investment  Net Investment      from
   Fiscal Year or Period       of Period   Income (Loss)    and unrealized)  Operations      Income        Income      Capital Gains
   ---------------------       ---------   --------------   --------------   ----------    ----------  --------------  -------------
Alliance Quasar
Fund (continued)
   Class C
   Year ended 9/30/98 ......   $    27.85   $   (.35)(b)     $    (6.09)     $  (6.44)     $     0.00    $     0.00     $    (1.23)
   Year ended 9/30/97 ......        26.14       (.42)(b)           6.24          5.82            0.00          0.00          (4.11)
   Year ended 9/30/96 ......        23.05       (.20)              8.10          7.90            0.00          0.00          (4.81)
   Year ended 9/30/95 ......        21.92       (.37)(b)           5.36          4.99            0.00          0.00          (3.86)
   Year ended 9/30/94 ......        23.88       (.36)              (.78)        (1.14)           0.00          0.00           (.82)
The Alliance Fund
   Class A
   Year ended 11/30/98 .....   $     8.70   $   (.02)(b)     $     (.54)     $   (.56)     $     0.00    $     0.00     $    (2.17)
   Year ended 11/30/97 .....         7.71       (.02)(b)           2.09          2.07            (.02)         0.00          (1.06)
   Year ended 11/30/96 .....         7.72        .02(b)            1.06          1.08            (.02)         0.00          (1.07)
   Year ended 11/30/95 .....         6.63        .02               2.08          2.10            (.01)         0.00          (1.00)
   1/1/94 to 11/30/94** ....         6.85        .01               (.23)         (.22)           0.00          0.00           0.00
   Class B
   Year ended 11/30/98 .....   $     8.25   $   (.07)(b)     $     (.50)     $   (.57)     $     0.00    $     0.00     $    (2.17)
   Year ended 11/30/97 .....         7.40       (.08)(b)           1.99          1.91            0.00          0.00          (1.06)
   Year ended 11/30/96 .....         7.49       (.01)               .99           .98            0.00          0.00          (1.07)
   Year ended 11/30/95 .....         6.50       (.03)(b)           2.02          1.99            0.00          0.00          (1.00)
   1/1/94 to 11/30/94** ....         6.76       (.03)              (.23)         (.26)           0.00          0.00           0.00
   Class C
   Year ended 11/30/98 .....   $     8.26   $   (.07)(b)     $     (.52)     $   (.59)     $     0.00    $     0.00     $    (2.17)
   Year ended 11/30/97 .....         7.41       (.08)(b)           1.99          1.91            0.00          0.00          (1.06)
   Year ended 11/30/96 .....         7.50       (.02)              1.00           .98            0.00          0.00          (1.07)
   Year ended 11/30/95 .....         6.50       (.03)(b)           2.03          2.00            0.00          0.00          (1.00)
   1/1/94 to 11/30/94** ....         6.77       (.03)              (.24)         (.27)           0.00          0.00           0.00
   5/3/93++ to 12/31/93 ....         6.67       (.02)               .88           .86            0.00          0.00           (.76)
Alliance Growth and
Income Fund
   Class A
   Year ended 10/31/98 .....   $     3.48   $    .03(b)      $      .43      $    .46      $     (.04)   $     0.00     $     (.46)
   Year ended 10/31/97 .....         3.00        .04(b)             .87           .91            (.05)         0.00           (.38)
   Year ended 10/31/96 .....         2.71        .05                .50           .55            (.05)         0.00           (.21)
   Year ended 10/31/95 .....         2.35        .02                .52           .54            (.06)         0.00           (.12)
   Year ended 10/31/94 .....         2.61        .06               (.08)         (.02)           (.06)         0.00           (.18)
   Class B
   Year ended 10/31/98 .....   $     3.45   $    .01(b)      $      .43      $    .44      $     (.02)   $     0.00     $     (.46)
   Year ended 10/31/97 .....         2.99        .02(b)             .85           .87            (.03)         0.00           (.38)
   Year ended 10/31/96 .....         2.69        .03                .51           .54            (.03)         0.00           (.21)
   Year ended 10/31/95 .....         2.34        .01                .49           .50            (.03)         0.00           (.12)
   Year ended 10/31/94 .....         2.60        .04               (.08)         (.04)           (.04)         0.00           (.18)
   Class C
   Year ended 10/31/98 .....   $     3.45   $    .01(b)      $      .43      $    .44      $     (.02)   $     0.00     $     (.46)
   Year ended 10/31/97 .....         2.99        .02(b)             .85           .87            (.03)         0.00           (.38)
   Year ended 10/31/96 .....         2.70        .03                .50           .53            (.03)         0.00           (.21)
   Year ended 10/31/95 .....         2.34        .01                .50           .51            (.03)         0.00           (.12)
   Year ended 10/31/94 .....         2.60        .04               (.08)         (.04)           (.04)         0.00           (.18)
Alliance Balanced Shares
   Class A
   Year ended 7/31/98 ......   $    16.17   $    .33(b)      $     1.86      $   2.19      $     (.32)   $     0.00     $    (2.07)
   Year ended 7/31/97 ......        14.01        .31(b)            3.97          4.28            (.32)         0.00          (1.80)
   Year ended 7/31/96 ......        15.08        .37                .45           .82            (.41)         0.00          (1.48)
   Year ended 7/31/95 ......        13.38        .46               1.62          2.08            (.36)         0.00           (.02)
   Period ended 7/31/94** ..        14.40        .29               (.74)         (.45)           (.28)         0.00           (.29)
   Class B
   Year ended 7/31/98 ......   $    15.83   $    .21(b)      $     1.81      $   2.02      $     (.24)   $     0.00     $    (2.07)
   Year ended 7/31/97 ......        13.79        .19(b)            3.89          4.08            (.24)         0.00          (1.80)
   Year ended 7/31/96 ......        14.88        .28                .42           .70            (.31)         0.00          (1.48)
   Year ended 7/31/95 ......        13.23        .30               1.65          1.95            (.28)         0.00           (.02)
   Period ended 7/31/94** ..        14.27        .22               (.75)         (.53)           (.22)         0.00           (.29)
   Class C
   Year ended 7/31/98 ......   $    15.86   $    .21(b)      $     1.81      $   2.02      $     (.24)   $     0.00     $    (2.07)
   Year ended 7/31/97 ......        13.81        .20(b)            3.89          4.09            (.24)         0.00          (1.80)
   Year ended 7/31/96 ......        14.89        .26                .45           .71            (.31)         0.00          (1.48)
   Year ended 7/31/95 ......        13.24        .30               1.65          1.95            (.28)         0.00           (.02)
   Period ended 7/31/94** ..        14.28        .24               (.77)         (.53)           (.22)         0.00           (.29)
Alliance Utility Income Fund
   Class A
   Year ended 11/30/98 .....   $    12.48   $    .30(b)(c)   $     2.69      $   2.99      $     (.32)   $     0.00     $     (.47)
   Year ended 11/30/97 .....        10.59        .32(b)(c)         2.04          2.36            (.34)         0.00           (.13)
   Year ended 11/30/96 .....        10.22        .18(b)(c)          .65           .83            (.46)         0.00           0.00
   Year ended 11/30/95 .....         8.97        .27(c)            1.43          1.70            (.45)         0.00           0.00
   Year ended 11/30/94 .....         9.92        .42(c)            (.89)         (.47)           (.48)         0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
Please refer to the footnotes on page 66.

                            Less Distributions                                            Ratios/Supplemental Data
                            ------------------                           -----------------------------------------------------------

                                   Total         Net Asset                                  Ratio of    Ratio of Net
                                 Dividends         Value,                  Net Assets,      Expenses     Income/Loss
                                   and            End of       Total      End of Period    to Average    to Average      Portfolio
   Fiscal Year or Period       Distributions      Period     Return (a)  (000's omitted)   Net Assets    Net Assets    Turnover Rate
   ---------------------       -------------     ---------   ----------  ---------------   ----------   ------------   -------------
Alliance Quasar
Fund (continued)
   Class C
   Year ended 9/30/98 ......    $    (1.23)     $    20.18    (24.05)%     $  182,110         2.38%(f)      (1.35)%         109%
   Year ended 9/30/97 ......         (4.11)          27.85     26.74          145,494         2.50          (1.72)          135
   Year ended 9/30/96 ......         (4.81)          26.14     41.46           28,541         2.61          (1.94)          168
   Year ended 9/30/95 ......         (3.86)          23.05     29.87            1,611         2.64*         (1.76)*         160
   Year ended 9/30/94 ......          (.82)          21.92     (4.92)           1,220         2.48          (1.96)          110
The Alliance Fund
   Class A
   Year ended 11/30/98 .....    $    (2.17)     $     5.97     (8.48)%     $  953,181         1.03%          (.36)%         106%
   Year ended 11/30/97 .....         (1.08)           8.70     31.82        1,201,435         1.03           (.29)          158
   Year ended 11/30/96 .....         (1.09)           7.71     16.49          999,067         1.04            .30            80
   Year ended 11/30/95 .....         (1.01)           7.72     37.87          945,309         1.08            .31            81
   1/1/94 to 11/30/94** ....          0.00            6.63     (3.21)         760,679         1.05*           .21*           63
   Class B
   Year ended 11/30/98 .....    $    (2.17)     $     5.51     (9.27)%     $   85,456         1.84%         (1.17)%         106%
   Year ended 11/30/97 .....         (1.06)           8.25     30.74           70,461         1.85          (1.12)          158
   Year ended 11/30/96 .....         (1.07)           7.40     15.47           44,450         1.87           (.53)           80
   Year ended 11/30/95 .....         (1.00)           7.49     36.61           31,738         1.90           (.53)           81
   1/1/94 to 11/30/94** ....          0.00            6.50     (3.85)          18,138         1.89*          (.60)*          63
   Class C
   Year ended 11/30/98 .....    $    (2.17)     $     5.50     (9.58)%     $   21,231         1.84%         (1.18)%         106%
   Year ended 11/30/97 .....         (1.06)           8.26     30.72           18,871         1.83          (1.10)          158
   Year ended 11/30/96 .....         (1.07)           7.41     15.48           13,899         1.86           (.51)           80
   Year ended 11/30/95 .....         (1.00)           7.50     36.79           10,078         1.89           (.51)           81
   1/1/94 to 11/30/94** ....          0.00            6.50     (3.99)           6,230         1.87*          (.59)*          63
   5/3/93++ to 12/31/93 ....          (.76)           6.77     13.95            4,006         1.94*          (.74)*          66
Alliance Growth and
Income Fund
   Class A
   Year ended 10/31/98 .....    $     (.50)     $     3.44     14.70%      $  988,965          .93%(f)        .96%           89%
   Year ended 10/31/97 .....          (.43)           3.48     33.28          787,566          .92(f)        1.39            88
   Year ended 10/31/96 .....          (.26)           3.00     21.51          553,151          .97           1.73            88
   Year ended 10/31/95 .....          (.18)           2.71     24.21          458,158         1.05           1.88           142
   Year ended 10/31/94 .....          (.24)           2.35      (.67)         414,386         1.03           2.36            68
   Class B
   Year ended 10/31/98 .....    $     (.48)     $     3.41     14.07%      $  787,730         1.72%(f)        .17%           89%
   Year ended 10/31/97 .....          (.41)           3.45     31.83          456,399         1.72(f)         .56            88
   Year ended 10/31/96 .....          (.24)           2.99     21.20          235,263         1.78            .91            88
   Year ended 10/31/95 .....          (.15)           2.69     22.84          136,758         1.86           1.05           142
   Year ended 10/31/94 .....          (.22)           2.34     (1.50)         102,546         1.85           1.56            68
   Class C
   Year ended 10/31/98 .....    $     (.48)     $     3.41     14.07%      $  179,487         1.72%(f)        .18%           89%
   Year ended 10/31/97 .....          (.41)           3.45     31.83          106,526         1.71(f)         .58            88
   Year ended 10/31/96 .....          (.24)           2.99     20.72           61,356         1.76            .93            88
   Year ended 10/31/95 .....          (.15)           2.70     23.30           35,835         1.84           1.04           142
   Year ended 10/31/94 .....          (.22)           2.34     (1.50)          19,395         1.84           1.61            68
Alliance Balanced Shares
   Class A
   Year ended 7/31/98 ......    $    (2.39)     $    15.97     14.99%      $  123,623         1.30%(f)       2.07%          145%
   Year ended 7/31/97 ......         (2.12)          16.17     33.46          115,500         1.47(f)        2.11           207
   Year ended 7/31/96 ......         (1.89)          14.01      5.23          102,567         1.38           2.41           227
   Year ended 7/31/95 ......          (.38)          15.08     15.99          122,033         1.32           3.12           179
   Period ended 7/31/94** ..          (.57)          13.38     (3.21)         157,637         1.27*          2.50*          116
   Class B
   Year ended 7/31/98 ......    $    (2.31)     $    15.54     14.13%      $   47,782         2.06%(f)       1.34%          145%
   Year ended 7/31/97 ......         (2.04)          15.83     32.34           24,192         2.25(f)        1.32           207
   Year ended 7/31/96 ......         (1.79)          13.79      4.45           18,393         2.16           1.61           227
   Year ended 7/31/95 ......          (.30)          14.88     15.07           15,080         2.11           2.30           179
   Period ended 7/31/94** ..          (.51)          13.23     (3.80)          14,347         2.05*          1.73*          116
   Class C
   Year ended 7/31/98 ......    $    (2.31)     $    15.57     14.09%      $   10,855         2.05%(f)       1.36%          145%
   Year ended 7/31/97 ......         (2.04)          15.86     32.37            5,510         2.23(f)        1.37           207
   Year ended 7/31/96 ......         (1.79)          13.81      4.52            6,096         2.15           1.63           227
   Year ended 7/31/95 ......          (.30)          14.89     15.06            5,108         2.09           2.32           179
   Period ended 7/31/94** ..          (.51)          13.24     (3.80)           6,254         2.03*          1.81*          116
Alliance Utility Income Fund
   Class A
   Year ended 11/30/98 .....    $     (.79)     $    14.68     24.99%      $    9,793         1.50%(d)       2.23%           16%
   Year ended 11/30/97 .....          (.47)          12.48     23.10            4,117         1.50(d)        2.89            37
   Year ended 11/30/96 .....          (.46)          10.59      8.47            3,294         1.50(d)        1.67            98
   Year ended 11/30/95 .....          (.45)          10.22     19.58            2,748         1.50(d)        2.48           162
   Year ended 11/30/94 .....          (.48)           8.97     (4.86)           1,068         1.50(d)        4.13            30
------------------------------------------------------------------------------------------------------------------------------------


                                    60 & 61

                                                 Income from Investment Operations             Less Dividends and Distributions
                                           --------------------------------------------    -----------------------------------------
                                                             Net Gains
                               Net Asset                    or Losses on                    Dividends   Distributions
                                 Value,                      Securities      Total from     from Net    in Excess of   Distributions
                               Beginning   Net Investment  (both realized    Investment    Investment  Net Investment      from
   Fiscal Year or Period       of Period   Income (Loss)    and unrealized)  Operations      Income        Income      Capital Gains
   ---------------------       ---------   --------------   --------------   ----------    ----------  --------------  -------------
Alliance Utility Income Fund
(continued)
   Class B
   Year ended 11/30/98 .....   $  12.46    $    .21(b)(c)     $     2.67    $     2.88    $     (.25)     $     0.00    $     (.47)
   Year ended 11/30/97 .....      10.57         .25(b)(c)           2.04          2.29          (.27)           0.00          (.13)
   Year ended 11/30/96 .....      10.20         .10(b)(c)            .67           .77          (.40)           0.00          0.00
   Year ended 11/30/95 .....       8.96         .18(c)              1.45          1.63          (.39)           0.00          0.00
   Year ended 11/30/94 .....       9.91         .37(c)              (.91)         (.54)         (.41)           0.00          0.00
   Class C
   Year ended 11/30/98 .....   $  12.47    $    .21(b)(c)     $     2.69    $     2.90    $     (.25)     $     0.00    $     (.47)
   Year ended 11/30/97 .....      10.59         .25(b)(c)           2.03          2.28          (.27)           0.00          (.13)
   Year ended 11/30/96 .....      10.22         .11(b)(c)            .66           .77          (.40)           0.00          0.00
   Year ended 11/30/95 .....       8.97         .18(c)              1.46          1.64          (.39)           0.00          0.00
   Year ended 11/30/94 .....       9.92         .39(c)              (.93)         (.54)         (.41)           0.00          0.00
Alliance Real Estate
Investment Fund
   Class A
   Year ended 8/31/98 ......   $  12.80    $    .52(b)        $    (2.33)   $    (1.81)   $     (.51)     $     0.00    $     (.01)
   10/1/96+ to 8/31/97 .....      10.00         .30(b)              2.88          3.18          (.38)(g)        0.00          0.00
   Class B
   Year ended 8/31/98 ......   $  12.79    $    .42(b)        $    (2.33)   $    (1.91)   $     (.43)     $     0.00    $     (.01)
   10/1/96+ to 8/31/97 .....      10.00         .23(b)              2.89          3.12          (.33)(g)        0.00          0.00
   Class C
   Year ended 8/31/98 ......   $  12.79    $    .42(b)        $    (2.33)   $    (1.91)   $     (.43)     $     0.00    $     (.01)
   10/1/96+ to 8/31/97 .....      10.00         .23(b)              2.89          3.12          (.33)(g)        0.00          0.00
Alliance New Europe Fund
   Class A
   Year ended 7/31/98 ......   $  18.61    $    .05(b)        $     5.28    $     5.33    $     0.00      $     (.04)   $    (2.05)
   Year ended 7/31/97 ......      15.84         .07(b)              4.20          4.27          (.15)           (.03)        (1.32)
   Year ended 7/31/96 ......      15.11         .18                 1.02          1.20          0.00            0.00          (.47)
   Year ended 7/31/95 ......      12.66         .04                 2.50          2.54          (.09)           0.00          0.00
   Period ended 7/31/94** ..      12.53         .09                  .04           .13          0.00            0.00          0.00
   Class B
   Year ended 7/31/98 ......   $  17.87    $   (.08)(b)       $     5.02    $     4.94    $     0.00      $     0.00    $    (2.05)
   Year ended 7/31/97 ......      15.31        (.04)(b)             4.02          3.98          0.00            (.10)        (1.32)
   Year ended 7/31/96 ......      14.71         .08                  .99          1.07          0.00            0.00          (.47)
   Year ended 7/31/95 ......      12.41        (.05)                2.44          2.39          (.09)           0.00          0.00
   Period ended 7/31/94** ..      12.32         .07                  .02           .09          0.00            0.00          0.00
   Class C
   Year ended 7/31/98 ......   $  17.89    $   (.08)(b)       $     5.01    $     4.93    $     0.00      $     0.00    $    (2.05)
   Year ended 7/31/97 ......      15.33        (.04)(b)             4.02          3.98          0.00            (.10)        (1.32)
   Year ended 7/31/96 ......      14.72         .08                 1.00          1.08          0.00            0.00          (.47)
   Year ended 7/31/95 ......      12.42        (.07)                2.46          2.39          (.09)           0.00          0.00
   Period ended 7/31/94** ..      12.33         .06                  .03           .09          0.00            0.00          0.00
Alliance Worldwide
Privatization Fund
   Class A
   Year ended 6/30/98 ......   $  13.26    $    .10(b)        $      .85    $      .95    $     (.18)     $     0.00    $    (1.36)
   Year ended 6/30/97 ......      12.13         .15(b)              2.55          2.70          (.15)           0.00         (1.42)
   Year ended 6/30/96 ......      10.18         .10(b)              1.85          1.95          0.00            0.00          0.00
   Year ended 6/30/95 ......       9.75         .06                  .37           .43          0.00            0.00          0.00
   6/2/94+ to 6/30/94 ......      10.00         .01                 (.26)         (.25)         0.00            0.00          0.00
   Class B
   Year ended 6/30/98 ......   $  13.04    $    .02(b)        $      .82    $      .84    $     (.15)     $     0.00    $    (1.36)
   Year ended 6/30/97 ......      11.96         .08(b)              2.50          2.58          (.08)           0.00         (1.42)
   Year ended 6/30/96 ......      10.10        (.02)                1.88          1.86          0.00            0.00          0.00
   Year ended 6/30/95 ......       9.74         .02                  .34           .36          0.00            0.00          0.00
   6/2/94+ to 6/30/94 ......      10.00         .00                 (.26)         (.26)         0.00            0.00          0.00
   Class C
   Year ended 6/30/98 ......   $  13.04    $    .05(b)        $      .79    $      .84    $     (.15)     $     0.00    $    (1.36)
   Year ended 6/30/97 ......      11.96         .12(b)              2.46          2.58          (.08)           0.00         (1.42
   Year ended 6/30/96 ......      10.10         .03                 1.83          1.86          0.00            0.00          0.00
   2/8/95++ to 6/30/95 .....       9.53         .05                  .52           .57          0.00            0.00          0.00
Alliance International
Premier Growth
   Class A
   3/2/98+ to 11/30/98 .....   $  10.00    $   (.08)(b)(c)    $     (.29)   $     (.37)   $     0.00      $     0.00    $     0.00
   Class B
   3/2/98+ to 11/30/98 .....   $  10.00    $   (.13)(b)(c)    $     (.29)   $     (.42)   $     0.00      $     0.00    $     0.00
   Class C
   3/2/98+ to 11/30/98 .....   $  10.00    $   (.15)(b)(c)    $     (.28)   $     (.43)   $     0.00      $     0.00    $     0.00
------------------------------------------------------------------------------------------------------------------------------------
Please refer to the footnotes on page 66.

                           Less Distributions                                             Ratios/Supplemental Data
                           ------------------                            -----------------------------------------------------------

                                 Total           Net Asset                                  Ratio of    Ratio of Net
                               Dividends           Value,                  Net Assets,      Expenses     Income/Loss
                                 and              End of       Total      End of Period    to Average    to Average      Portfolio
   Fiscal Year or Period     Distributions        Period     Return (a)  (000's omitted)   Net Assets    Net Assets    Turnover Rate
   ---------------------     -------------       ---------   ----------  ---------------   ----------   ------------   -------------
Alliance Utility Income
Fund (continued)
   Class B
   Year ended 11/30/98 ....  $     (.72)       $    14.62      24.02%        $ 35,550       2.20%(d)        1.56%           16%
   Year ended 11/30/97 ....        (.40)            12.46      22.35           14,782       2.20(d)         2.27            37
   Year ended 11/30/96 ....        (.40)            10.57       7.82           13,561       2.20(d)          .95            98
   Year ended 11/30/95 ....        (.39)            10.20      18.66           10,988       2.20(d)         1.60           162
   Year ended 11/30/94 ....        (.41)             8.96      (5.59)           2,353       2.20(d)         3.53            30
   Class C
   Year ended 11/30/98 ....  $     (.72)       $    14.65      24.16%        $  7,298       2.20%(d)        1.54%           16%
   Year ended 11/30/97 ....        (.40)            12.47      22.21            3,413       2.20(d)         2.27            37
   Year ended 11/30/96 ....        (.40)            10.59       7.81            3,376       2.20(d)          .94            98
   Year ended 11/30/95 ....        (.39)            10.22      18.76            3,500       2.20(d)         1.88           162
   Year ended 11/30/94 ....        (.41)             8.97      (5.58)           2,651       2.20(d)         3.60            30
Alliance Real Estate
Investment Fund
   Class A
   Year ended 8/31/98 .....  $     (.52)       $    10.47     (14.90)%       $ 51,214       1.55%           3.87%           23%
   10/1/96+ to 8/31/97 ....        (.38)            12.80      32.24           37,638       1.77*(f)        2.73*           20
   Class B
   Year ended 8/31/98 .....  $     (.44)       $    10.44     (15.56)%       $268,856       2.26%           3.16%           23%
   10/1/96+ to 8/31/97 ....        (.33)            12.79      31.49          186,802       2.44*(f)        2.08*           20
   Class C
   Year ended 8/31/98 .....  $     (.44)       $    10.44     (15.56)%       $ 69,575       2.26%           3.15%           23%
   10/1/96+ to 8/31/97 ....        (.33)            12.79      31.49           42,719       2.43*(f)        2.06*           20
Alliance New Europe Fund
   Class A
   Year ended 7/31/98 .....  $    (2.09)       $    21.85      32.21%        $130,777       1.85%(f)         .25%           99%
   Year ended 7/31/97 .....       (1.50)            18.61      28.78           78,578       2.05(f)          .40            89
   Year ended 7/31/96 .....        (.47)            15.84       8.20           74,026       2.14            1.10            69
   Year ended 7/31/95 .....        (.09)            15.11      20.22           86,112       2.09             .37            74
   Period ended 7/31/94** .        0.00             12.66       1.04           86,739       2.06*           1.85*           35
   Class B
   Year ended 7/31/98 .....  $    (2.05)       $    20.76      31.22%        $137,425       2.56%(f)        (.40)%          99%
   Year ended 7/31/97 .....       (1.42)            17.87      27.76           66,032       2.75(f)         (.23)           89
   Year ended 7/31/96 .....        (.47)            15.31       7.53           42,662       2.86             .59            69
   Year ended 7/31/95 .....        (.09)            14.71      19.42           34,527       2.79            (.33)           74
   Period ended 7/31/94** .        0.00             12.41        .73           31,404       2.76*           1.15*           35
   Class C
   Year ended 7/31/98 .....  $    (2.05)       $    20.77      31.19%        $ 39,618       2.56%(f)        (.41)%          99%
   Year ended 7/31/97 .....       (1.42)            17.89      27.73           16,907       2.74(f)         (.23)           89
   Year ended 7/31/96 .....        (.47)            15.33       7.59           10,141       2.87             .58            69
   Year ended 7/31/95 .....        (.09)            14.72      19.40            7,802       2.78            (.33)           74
   Period ended 7/31/94** .        0.00             12.42        .73           11,875       2.76*           1.15*           35
Alliance Worldwide
Privatization Fund
   Class A
   Year ended 6/30/98 .....  $    (1.54)       $    12.67       9.11%        $467,960       1.73%            .80%           53%
   Year ended 6/30/97 .....       (1.57)            13.26      25.16          561,793       1.72            1.27            48
   Year ended 6/30/96 .....        0.00             12.13      19.16          672,732       1.87             .95            28
   Year ended 6/30/95 .....        0.00             10.18       4.41           13,535       2.56             .66            36
   6/2/94+ to 6/30/94 .....        0.00              9.75      (2.50)           4,990       2.75*           1.03*            0
   Class B
   Year ended 6/30/98 .....  $    (1.51)       $    12.37       8.34%        $156,348       2.45%            .20%           53%
   Year ended 6/30/97 .....       (1.50)            13.04      24.34          121,173       2.43             .66            48
   Year ended 6/30/96 .....        0.00             11.96      18.42           83,050       2.83            (.20)           28
   Year ended 6/30/95 .....        0.00             10.10       3.70           79,359       3.27             .01            36
   6/2/94+ to 6/30/94 .....        0.00              9.74      (2.60)          22,859       3.45*            .33*            0
   Class C
   Year ended 6/30/98 .....  $    (1.51)       $    12.37       8.34%        $ 26,635       2.44%            .38%           53%
   Year ended 6/30/97 .....       (1.50)            13.04      24.33           12,929       2.42            1.06            48
   Year ended 6/30/96 .....        0.00             11.96      18.42            2,383       2.57             .63            28
   2/8/95++ to 6/30/95 ....        0.00             10.10       5.98              338       3.27*           1.04*           36
Alliance International
Premier Growth
   Class A
   3/3/98+ to 11/30/98 ....  $     0.00             $9.63      (3.70)%       $  7,255       2.50%*(d)       (.90)%*        151%
   Class B
   3/3/98+ to 11/30/98 ....  $     0.00             $9.58      (4.20)%       $ 11,710       3.20%*(d)      (1.41)%*        151%
   Class C
   3/3/98+ to 11/30/98 ....  $     0.00             $9.57      (4.30)%       $  3,120       3.20%*(d)      (1.69)%*        151%
------------------------------------------------------------------------------------------------------------------------------------


                                    62 & 63

                                                Income from Investment Operations             Less Dividends and Distributions
                                          --------------------------------------------    -----------------------------------------
                                                            Net Gains
                              Net Asset                    or Losses on                    Dividends   Distributions
                                Value,                      Securities      Total from     from Net    in Excess of   Distributions
                              Beginning   Net Investment  (both realized    Investment    Investment  Net Investment      from
   Fiscal Year or Period      of Period   Income (Loss)    and unrealized)  Operations      Income        Income      Capital Gains
   ---------------------      ---------   --------------   --------------   ----------    ----------  --------------  -------------
Alliance Global
Small Cap Fund
   Class A
   Year ended 7/31/98 .....   $  12.87     $   (.11)(b)      $    .37        $    .26      $   0.00      $   0.00      $   (.99)
   Year ended 7/31/97 .....      11.61         (.15)(b)          2.97            2.82          0.00          0.00         (1.56)
   Year ended 7/31/96 .....      10.38         (.14)(b)          1.90            1.76          0.00          0.00          (.53)
   Year ended 7/31/95 .....      11.08         (.09)             1.50            1.41          0.00          0.00         (2.11)(e)
   Period ended 7/31/94** .      11.24         (.15)(b)          (.01)           (.16)         0.00          0.00          0.00
   Class B
   Year ended 7/31/98 .....   $  12.03     $   (.18)(b)      $    .34        $    .16      $   0.00      $   0.00      $   (.99)
   Year ended 7/31/97 .....      11.03         (.21)(b)          2.77            2.56          0.00          0.00         (1.56)
   Year ended 7/31/96 .....       9.95         (.20)(b)          1.81            1.61          0.00          0.00          (.53)
   Year ended 7/31/95 .....      10.78         (.12)             1.40            1.28          0.00          0.00         (2.11)(e)
   Period ended 7/31/94** .      11.00         (.17)(b)          (.05)           (.22)         0.00          0.00          0.00
   Class C
   Year ended 7/31/98 .....   $  12.05     $   (.19)(b)      $    .35        $    .16      $   0.00      $   0.00      $   (.99)
   Year ended 7/31/97 .....      11.05         (.22)(b)          2.78            2.56          0.00          0.00         (1.56)
   Year ended 7/31/96 .....       9.96         (.20)(b)          1.82            1.62          0.00          0.00          (.53)
   Year ended 7/31/95 .....      10.79         (.17)             1.45            1.28          0.00          0.00         (2.11)(e)
   Period ended 7/31/94** .      11.00         (.17)(b)          (.04)           (.21)         0.00          0.00          0.00
Alliance International Fund
   Class A
   Year ended 6/30/98 .....   $  18.69     $   (.01)(b)      $   1.13        $   1.12      $   (.05)     $   0.00      $  (1.21)
   Year ended 6/30/97 .....      18.32          .06(b)           1.51            1.57          (.12)         0.00         (1.08)
   Year ended 6/30/96 .....      16.81          .05(b)           2.51            2.56          0.00          0.00         (1.05)
   Year ended 6/30/95 .....      18.38          .04               .01             .05          0.00          0.00         (1.62)
   Year ended 6/30/94 .....      16.01         (.09)             3.02            2.93          0.00          0.00          (.56)
   Class B
   Year ended 6/30/98 .....   $  17.71     $   (.16)(b)      $   1.07        $    .91      $   0.00      $   0.00      $  (1.21)
   Year ended 6/30/97 .....      17.45         (.09)(b)          1.43            1.34          0.00          0.00         (1.08)
   Year ended 6/30/96 .....      16.19         (.07)(b)          2.38            2.31          0.00          0.00         (1.05)
   Year ended 6/30/95 .....      17.90         (.01)             (.08)           (.09)         0.00          0.00         (1.62)
   Year ended 6/30/94 .....      15.74         (.19)(b)          2.91            2.72          0.00          0.00          (.56)
   Class C
   Year ended 6/30/98 .....   $  17.73     $   (.15)(b)      $   1.05        $    .90      $   0.00      $   0.00      $  (1.21)
   Year ended 6/30/97 .....      17.46         (.09)(b)          1.44            1.35          0.00          0.00         (1.08)
   Year ended 6/30/96 .....      16.20         (.07)(b)          2.38            2.31          0.00          0.00         (1.05)
   Year ended 6/30/95 .....      17.91         (.14)              .05            (.09)         0.00          0.00         (1.62)
   Year ended 6/30/94 .....      15.74         (.11)             2.84            2.73          0.00          0.00          (.56)
Alliance Greater
China '97 Fund
   Class A
   9/3/97+ to 7/31/98 .....   $  10.00     $    .08(b)(c)    $  (5.18)       $  (5.10)     $   (.06)     $   0.00      $   0.00
   Class B
   9/3/97+ to 7/31/98 .....   $  10.00     $    .03(b)(c)    $  (5.17)       $  (5.14)     $   (.03)     $   (.01)     $   0.00
   Class C
   9/3/97+ to 7/31/98 .....   $  10.00     $    .03(b)(c)    $  (5.17)       $  (5.14)     $   (.03)     $   (.01)     $   0.00
Alliance All-Asia
Investment Fund
   Class A
   Year ended 10/31/98 ....   $   7.54     $   (.10)(b)(c)   $  (1.58)       $  (1.68)     $   0.00      $   0.00      $   0.00
   Year ended 10/31/97 ....      11.04         (.21)(b)(c)      (2.95)          (3.16)         0.00          0.00          (.34)
   Year ended 10/31/96 ....      10.45         (.21)(b)(c)        .88             .67          0.00          0.00          (.08)
   11/28/94+ to 10/31/95 ..      10.00         (.19)(c)           .64             .45          0.00          0.00          0.00
   Class B
   Year ended 10/31/98 ....   $   7.39     $   (.14)(b)(c)   $  (1.54)       $  (1.68)     $   0.00      $   0.00      $   0.00
   Year ended 10/31/97 ....      10.90         (.28)(b)(c)      (2.89)          (3.17)         0.00          0.00          (.34)
   Year ended 10/31/96 ....      10.41         (.28)(b)(c)        .85             .57          0.00          0.00          (.08)
   11/28/94+ to 10/31/95 ..      10.00         (.25)(c)           .66             .41          0.00          0.00          0.00
   Class C
   Year ended 10/31/98 ....   $   7.40     $   (.14)(b)(c)   $  (1.54)       $  (1.68)     $   0.00      $   0.00      $   0.00
   Year ended 10/31/97 ....      10.91         (.27)(b)(c)      (2.90)          (3.17)         0.00          0.00          (.34)
   Year ended 10/31/96 ....      10.41         (.28)(b)(c)        .86             .58          0.00          0.00          (.08)
   11/28/94+ to 10/31/95 ..      10.00         (.35)(c)           .76             .41          0.00          0.00          0.00
Alliance Global
Environment Fund (h)
   Class A
   Year ended 10/31/98 ....   $  18.77     $   (.24)(b)      $  (1.12)       $  (1.36)     $   0.00      $   0.00      $  (9.07)
   Year ended 10/31/97 ....      16.48         (.23)(b)          3.65            3.42          0.00          0.00         (1.13)
   Year ended 10/31/96 ....      12.37         (.13)             4.26            4.13          (.02)         0.00          0.00
   Year ended 10/31/95 ....      11.74          .03               .60             .63          0.00          0.00          0.00
   Year ended 10/31/94 ....      10.97         0.00               .77             .77          0.00          0.00          0.00
   Class B
   Year ended 10/31/98 ....   $  18.76     $   (.27)(b)      $  (1.12)       $  (1.39)     $   0.00      $   0.00      $  (9.07)
   10/3/97++ to 10/31/97 ..      19.92         (.20)(b)          (.96)          (1.16)         0.00          0.00          0.00
   Class C
   11/5/97++ to 10/31/98 ..   $  19.15     $   (.27)(b)      $  (1.54)       $  (1.81)     $   0.00      $   0.00      $  (9.07)
------------------------------------------------------------------------------------------------------------------------------------
Please refer to the footnotes on page 66.

                            Less Distributions                                         Ratios/Supplemental Data
                            ------------------                        -------------------------------------------------------------

                                Total         Net Asset                                  Ratio of      Ratio of Net
                              Dividends         Value,                  Net Assets,      Expenses       Income/Loss
                                and            End of       Total      End of Period    to Average      to Average      Portfolio
   Fiscal Year or Period    Distributions      Period     Return (a)  (000's omitted)   Net Assets      Net Assets    Turnover Rate
   ---------------------    -------------     ---------   ----------  ---------------   ----------     ------------   -------------
Alliance Global
Small Cap Fund
   Class A
   Year ended 7/31/98 .....   $   (.99)       $  12.14       2.49%        $ 82,843       2.16%(f)          (.88)%         113%
   Year ended 7/31/97 .....      (1.56)          12.87      26.47           85,217       2.41(f)          (1.25)          129
   Year ended 7/31/96 .....       (.53)          11.61      17.46           68,623       2.51             (1.22)          139
   Year ended 7/31/95 .....      (2.11)          10.38      16.62           60,057       2.54(d)          (1.17)          128
   Period ended 7/31/94** .       0.00           11.08      (1.42)          61,372       2.42*            (1.26)*          78
   Class B
   Year ended 7/31/98 .....   $   (.99)       $  11.20       1.80%        $ 38,827       2.88%(f)         (1.58)%         113%
   Year ended 7/31/97 .....      (1.56)          12.03      25.42           31,946       3.11(f)          (1.92)          129
   Year ended 7/31/96 .....       (.53)          11.03      16.69           14,247       3.21             (1.88)          139
   Year ended 7/31/95 .....      (2.11)           9.95      15.77            5,164       3.20(d)          (1.92)          128
   Period ended 7/31/94** .       0.00           10.78      (2.00)           3,889       3.15*            (1.93)*          78
   Class C
   Year ended 7/31/98 .....   $   (.99)       $  11.22       1.79%        $  9,471       2.88%(f)         (1.59)%         113%
   Year ended 7/31/97 .....      (1.56)          12.05      25.37            8,718       3.10(f)          (1.93)          129
   Year ended 7/31/96 .....       (.53)          11.05      16.77            4,119       3.19             (1.85)          139
   Year ended 7/31/95 .....      (2.11)           9.96      15.75            1,407       3.25(d)          (2.10)          128
   Period ended 7/31/94** .       0.00           10.79      (1.91)           1,330       3.13*            (1.92)*          78
Alliance International Fund
   Class A
   Year ended 6/30/98 .....   $  (1.26)       $  18.55       6.79%        $131,565       1.65%(d)          (.05)%         121%
   Year ended 6/30/97 .....      (1.20)          18.69       9.30          190,173       1.74(f)            .31            94
   Year ended 6/30/96 .....      (1.05)          18.32      15.83          196,261       1.72               .31            78
   Year ended 6/30/95 .....      (1.62)          16.81        .59          165,584       1.73               .26           119
   Year ended 6/30/94 .....       (.56)          18.38      18.68          201,916       1.90              (.50)           97
   Class B
   Year ended 6/30/98 .....   $  (1.21)       $  17.41       5.92%        $ 71,370       2.49%(d)          (.90)%         121%
   Year ended 6/30/97 .....      (1.08)          17.71       8.37           77,725       2.59(f)           (.51)           94
   Year ended 6/30/96 .....      (1.05)          17.45      14.87           72,470       2.55              (.46)           78
   Year ended 6/30/95 .....      (1.62)          16.19       (.22)          48,998       2.57              (.62)          119
   Year ended 6/30/94 .....       (.56)          17.90      17.65           29,943       2.78             (1.15)           97
   Class C
   Year ended 6/30/98 .....   $  (1.21)       $  17.42       5.85%        $ 20,428       2.48%(d)          (.90)%         121%
   Year ended 6/30/97 .....      (1.08)          17.73       8.42           23,268       2.58(f)           (.51)           94
   Year ended 6/30/96 .....      (1.05)          17.46      14.85           26,965       2.53              (.47)           78
   Year ended 6/30/95 .....      (1.62)          16.20       (.22)          19,395       2.54              (.88)          119
   Year ended 6/30/94 .....       (.56)          17.91      17.72           13,503       2.78             (1.12)           97
Alliance Greater
China '97 Fund
   Class A
   9/3/97+ to 7/31/98 .....   $   (.06)       $   4.84     (51.20)%       $    445       2.52%(d)(f)*      1.20%*          58%
   Class B
   9/3/97+ to 7/31/98 .....   $   (.04)       $   4.82     (51.53)%       $  1,551       3.22%(d)(f)*       .53%*          58%
   Class C
   9/3/97+ to 7/31/98 .....   $   (.04)       $   4.82     (51.53)%       $    102       3.22%(d)(f)*       .50%*          58%
Alliance All-Asia
Investment Fund
   Class A
   Year ended 10/31/98 ....   $   0.00        $   5.86     (22.28)%       $  3,778       3.74%(d)         (1.50)%          93%
   Year ended 10/31/97 ....       (.34)           7.54     (29.61)           5,916       3.45(d)          (1.97)           70
   Year ended 10/31/96 ....       (.08)          11.04       6.43           12,284       3.37*(d)         (1.75)           66
   11/28/94+ to 10/31/95 ..       0.00           10.45       4.50            2,870       4.42*(d)         (1.87)*          90
   Class B
   Year ended 10/31/98 ....   $   0.00        $   5.71     (22.73)%       $  8,844       4.49%(d)         (2.22)%          93%
   Year ended 10/31/97 ....       (.34)           7.39     (30.09)          11,439       4.15(d)          (2.67)           70
   Year ended 10/31/96 ....       (.08)          10.90       5.49           23,784       4.07(d)          (2.44)           66
   11/28/94+ to 10/31/95 ..       0.00           10.41       4.10            5,170       5.20*(d)         (2.64)*          90
   Class C
   Year ended 10/31/98 ....   $   0.00        $   5.72     (22.70)%       $  1,717       4.48%(d)          2.20%           93%
   Year ended 10/31/97 ....       (.34)           7.40     (30.06)           1,859       4.15(d)          (2.66)           70
   Year ended 10/31/96 ....       (.08)          10.91       5.59            4,228       4.07(d)          (2.42)           66
   11/28/94+ to 10/31/95 ..       0.00           10.41       4.10              597       5.84*(d)         (3.41)           90
Alliance Global
Environment Fund (h)
   Class A
   Year ended 10/31/98 ....   $  (9.07)       $   8.34     (10.51)%       $ 13,295       2.80%(f)         (2.27)%         205%
   Year ended 10/31/97 ....      (1.13)          18.77      23.51           52,378       2.39             (1.35)          145
   Year ended 10/31/96 ....       (.02)          16.48      33.48          100,271       1.60              (.85)          268
   Year ended 10/31/95 ....       0.00           12.37       5.37           85,416       1.57               .21           109
   Year ended 10/31/94 ....       0.00           11.74       7.02           81,102       1.67              (.04)           42
   Class B
   Year ended 10/31/98 ....   $  (9.07)       $   8.30     (10.79)%       $    152       3.52%(f)         (2.93)%         205%
   10/3/97++ to 10/31/97 ..       0.00           18.76      (5.82)             235      20.84             (1.03)          145
   Class C
   11/5/97++ to 10/31/98 ..   $  (9.07)       $   8.27     (12.88)%       $     31       3.39%(f)         (2.75)%         205%
------------------------------------------------------------------------------------------------------------------------------------


                                     64 & 65

+     Commencement of operations.
++    Commencement of distribution.
*     Annualized.
**    Reflects a change in fiscal year end.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)   Based on average shares outstanding.
(c)   Net of fee waiver and expense reimbursement.
(d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in (i) below, would have been as follows:

                                                     1994         1995        1996       1997       1998
                                                     ----         ----        ----       ----       ----
      Alliance All-Asia Investment Fund
        Class A                                         --       10.57%*      3.61%      3.57%      4.63%
        Class B                                         --       11.32%*      4.33%      4.27%      5.39%
        Class C                                         --       11.38%*      4.30%      4.27%      5.42%
      Alliance Growth Fund
        Class A                                       1.46%         --          --         --         --
        Class B                                       2.13%         --          --         --         --
        Class C                                       2.13%*        --          --         --         --
      Alliance Global Small Cap Fund
        Class A                                         --        2.61%         --         --         --
        Class B                                         --        3.27%         --         --         --
        Class C                                         --        3.31%         --         --         --
      Alliance Utility Income Fund
        Class A                                      13.72%       4.86%*      3.38%      3.55%      2.48%
        Class B                                      14.42%       5.34%*      4.08%      4.28%      3.21%
        Class C                                      14.42%       5.99%*      4.07%      4.28%      3.22%
      Alliance International Fund
        Class A                                         --          --          --         --       1.80%
        Class B                                         --          --          --         --       2.64%
        Class C                                         --          --          --         --       2.63%
      Alliance Greater China '97 Fund
        Class A                                         --          --          --         --      18.27%*
        Class B                                         --          --          --         --      19.18%*
        Class C                                         --          --          --         --      19.37%*
      Alliance International Premier Growth Fund
        Class A                                         --          --          --         --       5.19%
        Class B                                         --          --          --         --       6.14%
        Class C                                         --          --          --         --       6.00%


--------------------------------------------------------------------------------
For the expense ratios of the Funds in years prior to fiscal year 1993, assuming the Funds had borne all expenses, please see the Financial Statements in each Fund's Statement of Additional Information.
(e) "Distributions from Net Realized Gains" includes a return of capital of $(.12).
(f) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (f) above, would have been as follows:

      Alliance Balanced Shares                           1997           1998

       Class A                                           1.46%          1.29%
       Class B                                           2.24%          2.05%
       Class C                                           2.22%          2.04%

      Alliance Real Estate
      Investment Fund                                    1997           1998

       Class A                                           1.77%            --
       Class B                                           2.43%            --
       Class C                                           2.42%            --

      Alliance Growth Fund                               1997           1998

       Class A                                           1.25%          1.21%
       Class B                                           1.95%          1.93%
       Class C                                           1.95%          1.92%

      Alliance International Fund                        1997           1998

       Class A                                           1.73%            --
       Class B                                           2.58%            --
       Class C                                           2.56%            --

      Alliance Global
      Small Cap Fund                                     1997           1998

       Class A                                           2.38%          2.14%
       Class B                                           3.08%          2.86%
       Class C                                           3.08%          2.85%

      Alliance Technology Fund                           1997           1998

       Class A                                           1.66%          1.65%
       Class B                                           2.36%          2.38%
       Class C                                           2.37%          2.38%

      Alliance Greater
      China '97 Fund                                     1997           1998

       Class A                                             --           2.50%
       Class B                                             --           3.20%
       Class C                                             --           3.20%

      Alliance New Europe Fund                           1997           1998

       Class A                                           2.04%          1.84%
       Class B                                           2.74%          2.54%
       Class C                                           2.73%          2.54%

      Alliance Growth and
      Income Fund                                        1997           1998

       Class A                                            .91%           .92%
       Class B                                           1.71%          1.71%
       Class C                                           1.70%          1.71%

      Alliance Quasar Fund                               1997           1998

       Class A                                             --           1.60
       Class B                                             --           2.38
       Class C                                             --           2.37

      Alliance Premier Growth Fund                       1997           1998

       Class A                                             --           1.58%
       Class B                                             --           2.27%
       Class C                                             --           2.27%

      Alliance Global Environment                        1997           1998

       Class A                                             --           2.79%
       Class B                                             --           3.51%
       Class C                                             --           3.38%

(g) Distributions from net investment income include a tax return of capital of $.08, $.09 and $.08 for Class A, B and C shares, respectively.
(h) Alliance Global Environment Fund operated as a closed-end investment company through October 3, 1997, when it converted to an open-end investment company and all shares of its common stock then outstanding were reclassified as Class A shares.

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------

The following is additional information about the United Kingdom, Japan and Greater China countries.




Investment in United Kingdom Issuers. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was
1.50 in 1993 and 1.66 in 1998. On January 22, 1999 the U.S. Dollar-pound sterling exchange rate was 1.66.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 5,882.6 at the end of 1998, up approximately 15% from the end of 1997. On October 5, 1998 the FT-SE 100 index closed at 4648.7, the lowest close in the 12-month period prior to that date, after reaching a high of 6179.0 on July 20, 1998. The FT-SE 100 index closed at 5861.2 on January 22, 1999.

The Economic and Monetary Union ("EMU") became effective on January 1, 1999. When fully implemented in 2002, the EMU will establish a common currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.

From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, holding 418 of 658 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, has launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair has also undertaken a comprehensive restructuring of the regulation of the financial services industry. For further information regarding the United Kingdom, see the Statement of Additional Information of New Europe Fund.

Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. dollar, but has since fallen from its post-World War II high (in 1995) against the U.S. Dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1997. On December 31, 1998 the TOPIX closed at 1086.99, down approximately 7% from the end of 1997. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets.


In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.


Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993 and October 1996 Japan was ruled by a series of four coalition governments. As the result of a general election on October 20, 1996, however, Japan returned to a single-party government led by Ryutaro Hashimoto, a member of the Liberal Democratic Party ("LDP"). While the LDP does not control a majority of the seats in the parliament, subsequent to the 1996 elections it established a majority in the House of Representatives as individual members joined the ruling party. The popularity of the LDP declined, however, due to the dissatisfaction with Mr. Hashimoto's leadership. In the July 1998 House of Councillors election, the LDP's representation fell to 103 seats from 120 seats. As a result of the LDP's defeat, Mr. Hashimoto resigned as prime minister and leader of the LDP. Mr. Hashimoto was replaced by Keizo Obuchi.
On January 14, 1999, the LDP formed a coalition government with a major opposition party. As a result, Mr. Obuchi's administrtion strnghtened its position in the parliament, where it increased its majority in the House of Representatives and reduced its shortfall in the House of Councillors. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans.

Japan's banks also have significant exposure to the current financial turmoil in other Asian markets. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that will make $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. It is unclear whether these new laws will achieve their intended effect. For further information regarding Japan, see the Statements of Additional Information of Alliance International Fund and Alliance All-Asia Investment Fund.

Investment in Greater China Issuers. China, in particular, but Hong Kong and Taiwan, as well, in significant measure because of their existing and increasing economic, and now in the case of Hong Kong, direct political ties with China, may be subject to a greater degree of economic, political and social instability than is the case in the United States.

China's economy is very much in transition. While the government still controls production and pricing in major economic sectors, significant steps have been taken toward capitalism and China's economy has become increasingly market oriented. China's strong economic growth and ability to attract significant foreign investment in recent years stem from the economic liberalization initiated by Deng Xiaoping who assumed power in the late 1970s. The economic growth, however, has not been smooth and has been marked by extremes in many respects of inordinate growth, which has not been tightly controlled, followed by rigid measures of austerity.

The rapidity and erratic nature of the growth have resulted in inefficiencies and dislocations, including at times high rates of inflation.

China's economic development has occurred notwithstanding the continuation of the power of China's Communist Party and China's authoritarian government control, not only of centrally planned economic decisions, but of many aspects of the social structure. While a significant portion of China's population has benefited from China's economic growth, the conditions of many leave much room for improvement. Notwithstanding restrictions on freedom of expression and the absence of a free press, and notwithstanding the extreme manner in which past unrest has been dealt with, the 1989 Tianamen Square uprising being a recent reminder, the potential for renewed popular unrest associated with demands for improved social, political and economic conditions cannot be dismissed.

Following the death of Deng Xiaoping in February 1997, Jian Zemin became the leader of China's Communist Party. The transfer of political power has progressed smoothly and Jiang's popularity and credibility have gradually increased. Jiang continues to consolidate his power, but as of yet does not appear to have the same degree of control as did Deng Xiaoping. Jiang has continued the market-oriented policies of Deng. Currently, China's major economic challenge centers on reforming or eliminating inefficient state-owned enterprises without creating an unacceptable level of unemployment. Recent capitalistic policies have in many respects effectively outdated the Communist Party and the governmental structure, but both remain entrenched. The Communist Party still controls access to governmental positions and closely monitors governmental action. Essentially there exists an inefficient set of parallel bureaucracies and attendant opportunities for corruption.

In addition to the economic impact of China's internal political uncertainties, the potential effect of China's actions, not only on China Itself, but on Hong Kong and Taiwan as well, could also be significant.


China is heavily dependent on foreign trade, particularly with Hong Kong, Japan, the U.S., South Korea and Taiwan. Political developments adverse to its trading partners, as well as political and social repression, could cause the U.S. and others to alter their trading policy towards China. For example, in the the U.S., the continued extension of most favored nation trading status to China which is reviewed regularly and was reviewed in 1998 is an issue of significant controversy. Loss of that status would clearly hurt China's economy by reducing its exports. With much of China's trading activity being funneled through Hong Kong and with trade through Taiwan becoming increasingly significant, any sizable reduction in demand for goods from China would have negative implications for both countries. China is believed to be the largest investor in Hong Kong and its markets and an economic downturn in China would be expected to reverberate through Hong Kong's markets as well.

China has committed by treaty to preserve Hong Kong's autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. Hong Kong is headed by a chief executive, appointed by the central government of China, whose power is checked by both the government of China and a Legislative Council. Although Hong Kong voters voted overwhelmingly for pro-democracy candidates in the recent election, it remains possible that China could exert its authority so as to alter the economic structure, political structure or existing social policy of Hong Kong. Investor and business confidence in Hong Kong can be significantly affected by such developments, which in turn can affect markets and business performance. In this connection, it is noted that a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate-related activities.


The securities markets of China and to a lesser extent Taiwan, are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, Alliance Greater China '97 Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign investment in the securities markets of China and Taiwan is restricted or controlled to varying degrees. These restrictions or controls, which apply to the Alliance Greater China '97 Fund may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. China and Taiwan require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from China and Taiwan is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose restrictions on foreign capital remittances.

Alliance Greater China '97 Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Fund's investments in any country in which any of these factors exists could be affected by any such factor or factors on the Fund's investments. The limited liquidity in certain Greater China markets is a factor to be taken into account in the Fund's valuation of portfolio securities in this category and may affect the Fund's ability to dispose of securities in order to meet redemption requests at the price and time it wishes to do so. It is also anticipated that transaction costs, including brokerage commissions for transactions both on and off the securities exchanges in Greater China countries, will be higher than in the U.S.

Issuers of securities in Greater China countries are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as timely disclosure of information, insider trading rules, restrictions on market manipulation and shareholder proxy requirements. Reporting, accounting and auditing standards of Greater China countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of Greater China country issuers than to investors in securities of U.S. issuers.

Investment in Greater China companies which are in the initial stages of their development involves greater risk than is customarily associated with securities of more established companies. The securities of such companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of established companies or broad market indices.

For more information about the Funds, the following documents are available upon request:

o     Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

o     Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, by contacting your broker or other financial intermediary, or by contacting
Alliance:

By Mail:          c/o Alliance Fund Services, Inc.
                  P.B. Box 1520
                  Secaucus, NJ 07096-1520

By Phone:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618


Or you may view or obtain these documents from the Commission:

In Person:        at the Commission's Public Reference Room in Washington, D.C.


By Phone:         1-800-SEC-0330

By Mail:          Public Reference Section
                  Securities and Exchange Commission
                  Washington, DC 20549-6009
                  (duplicating fee required)

On the Internet:  www.sec.gov

Your also may find more information about Alliance and the Funds on the Internet at: www.Alliancecapital.com

----------------------------
Alliance Stock Funds
Subscription Application
----------------------------

      The Alliance Fund
      Growth Fund
      Premier Growth Fund
      Technology Fund
      Quasar Fund
      International Fund
      International Premier Growth Fund
      Worldwide Privatization Fund
      New Europe Fund
      All-Asia Investment Fund
      Alliance Greater China `97 Fund
      Global Small Cap Fund
      Global Environment Fund
      Balanced Shares
      Utility Income Fund
      Growth & Income Fund
      Real Estate Investment Fund

To Open Your New Alliance Account...
Please complete the application and mail it to:

        Alliance Fund Services, Inc.
        P.O. Box 1520
        Secaucus, New Jersey 07096-1520

For certified or overnight deliveries, send to:

        Alliance Fund Services, Inc.
        500 Plaza Drive
        Secaucus, New Jersey  07094

Section 1 Your Account Registration (Required)

Complete one of the available choices. To ensure proper tax reporting to the
IRS:

      o     Individuals, Joint Tenants, Transfer on Death and Gift/Transfer to a
            Minor:

            o Indicate your name(s) exactly as it appears on your social security card.

      o     Transfer on Death:

            o     Ensure that your state participates

      o     Trust/Other:

            o Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

Section 2 Your Address (Required)

Complete in full.

      o     Non-Resident Alien:

            o     Indicate your permanent country of residence.

Section 3 Your Initial Investment (Required)

For each fund in which you are investing: (1) Write the three digit fund number in the column titled `Indicate three digit fund number located below'.

(2) Write the dollar amount of your initial purchase in the column titled `Indicate Dollar Amount'.

(If you are eligible for a reduced sales charge, you must also complete Section
4F). (3) Check off a distribution option for your dividends. (4) Check off a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a preprinted, voided check for that account. If you want your distributions sent to a third party you must complete
Section 4E.

Section 4 Your Shareholder Options

(Complete only those options you want)

A. Automatic Investment Plans (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A & 4D. If more than one dividend direction or monthly exchange is desired, please call our Literature Center to obtain a Shareholder Account Services Options Form for completion.

B. Telephone Transactions via EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.

C. Systematic Withdrawal Plans (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.

D. Bank Information - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a preprinted, voided check of the account you wish to use to this section of the application.

E. Third Party Payment Details - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option. Medallion Signature Guarantee is required if your account is not maintained by a broker dealer.

F. Reduced Charges (Class A only) - Complete if you would like to link fund accounts that have combined balances that might exceed $100,000 so that future purchases will receive discounts. Complete if you intend to purchase over $100,000 within 13 months.

Section 5 Shareholder Authorization

(Required) All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At: (800) 221-5672.

                     ---------------------------------------
                       For Literature Call: (800) 227-4618
                     ---------------------------------------

The Alliance Stock Funds Subscription Application

--------------------------------------------------------------------------------
1. Your Account Registration (Please Print in Capital Letters and Mark Check Boxes Where Applicable)
--------------------------------------------------------------------------------

|_| Individual Account [ |_| Male |_| Female ] - or - |_| Joint Account - or -

|_| Transfer On Death [ |_| Male |_| Female ] - or - Gift/Transfer to a Minor

|_| |_| |_| |_| |_| |_| |_| |_| |_|   |_|   |_| |_| |_| |_| |_| |_| |_| |_| |_|
Owner or Custodian  (First Name)      (MI)  (Last Name)

|_| |_| |_| |_| |_| |_| |_| |_| |_|   |_|   |_| |_| |_| |_| |_| |_| |_| |_| |_|
(First Name) Joint Owner*,            (MI)  (Last Name)
Transfer On Death Beneficiary
or Minor

|_| |_| |_| - |_| |_| - |_| |_| |_| |_|
Social Security Number of Owner or Minor
(required to open account)

If Uniform Gift/Transfer
to Minor Account:
|_| |_| Minor's State of Residence

If Joint Tenants Account: * The Account will be registered "Joint Tenants with right of Survivorship" unless you indicate otherwise below:

|_| In Common |_| By Entirety |_| Community Property

|_| Trust - or - |_| Corporation - or - |_| Other
                                                 -------------------------------

|_| |_| |_| |_| |_| |_| |_| |_| |_|   |_|   |_| |_| |_| |_| |_| |_| |_| |_| |_|
Name of Trustee if applicable         (MI)  (Last Name)
(First Name)

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Name of Trust or Corporation or Other Entity

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Name of Trust or Corporation or Other Entity continued

|_| |_| |_| |_| |_| |_| |_| |_|      |_| |_| |_| |_| |_| |_| |_| |_| |_|
Trust Dated (MM, DD, YYYY)           Tax ID Number (required to open account)

                               |_| Employer ID Number - OR - |_| Social Security
                                                                 Number

--------------------------------------------------------------------------------
2. Your Address
--------------------------------------------------------------------------------

|_| |_| |_| |_| |_| |_| |_|  |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Street Number                Street Name

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|   |_| |_|    |_| |_| |_| |_| |_|
City                                              State      Zip code

|_| |_| |_| |_| |_| |_| |_| |_|     |_| |_| |_| - |_| |_| |_| - |_| |_| |_| |_|
If Non-U.S., Specify Country        Daytime Phone Number

|_| U.S. Citizen  |_| Resident Alien  |_| Non-Resident Alien


90062GEN-TASFApp-P1                                   Alliance Capital [LOGO](R)

--------------------------------------------------------------------------------
3. Your Initial Investment
--------------------------------------------------------------------------------

I hereby subscribe for shares of the following Alliance Stock Fund(s) Advisor Class and elect distribution options as indicated.

---------------------------------------
Broker/Dealer Use Only:  Wire Confirm #

   |_| |_| |_| |_| |_| |_| |_| |_|
---------------------------------------

Dividend and Capital Gain Distribution Options:

R     Reinvest distributions into my fund account.

C Send my distributions in cash to the address I have provided in Section 2. (Complete Section 4D for direct deposit to your bank account. Complete
      Section 4E for payment to a third party).

D Direct my distributions to another Alliance fund. Complete the appropriate portion of Section 4A to direct your distributions (dividends and capital gains) to another Alliance Fund.

-----------  -------------   ----------------------  ---------------------------
  Make all                                               Distribution Options
  checks*    Indicate three                                  *Check One
payable to:    digit Fund    Indicate Dollar Amount  ---------------------------
  Alliance       number                               Dividends    Capital Gains
   Funds     located below                            R   C   D     R   C   D
-----------  -------------   ----------------------  -----------   -------------
              |_| |_| |_|    $ |__________________|  |R| |C| |D|   |R| |C| |D|
              |_| |_| |_|    $ |__________________|  |R| |C| |D|   |R| |C| |D|
              |_| |_| |_|    $ |__________________|  |R| |C| |D|   |R| |C| |D|
              |_| |_| |_|    $ |__________________|  |R| |C| |D|   |R| |C| |D|


----------------------
  Total Investment       $ |__________________|
----------------------

*     Cash and money orders are not accepted

--------------------------------------------------------------------------------
Alliance Stock Fund Names and Numbers
--------------------------------------------------------------------------------

                                     -------------  --------------  ------------
                                                      Contingent
                                     Initial Sales  Deferred Sales  Asset-Based
                                        Charge          Charge      Sales Charge
                                          A                B             C
                                     -------------  --------------  ------------
          The Alliance Fund               044             043             344
          ----------------------------------------------------------------------
          Growth Fund                     031             001             331
          ----------------------------------------------------------------------
Domestic  Premier Growth Fund             078             079             378
          ----------------------------------------------------------------------
          Technology Fund                 082             282             382
          ----------------------------------------------------------------------
          Quasar Fund                     026             029             326
--------------------------------------------------------------------------------
          International Fund              040             041             340
          ----------------------------------------------------------------------
          International Premier Growth    179             279             379
          ----------------------------------------------------------------------
          Worldwide Privatization Fund    112             212             312
          ----------------------------------------------------------------------
Global    New Europe Fund                 062             058             362
          ----------------------------------------------------------------------
          All-Asia Investment Fund        118             218             318
          ----------------------------------------------------------------------
          Alliance Greater China '97
          Fund                            160             260             360
          ----------------------------------------------------------------------
          Global Small Cap Fund           045             048             345
--------------------------------------------------------------------------------
          Global Environment Fund         181             281             381
--------------------------------------------------------------------------------
          Balanced Shares                 096             075             396
          ----------------------------------------------------------------------
          Utility Income Fund             009             209             309
Total     ----------------------------------------------------------------------
Return    Growth & Income Fund            094             074             394
          ----------------------------------------------------------------------
          Real Estate Investment Fund     110             210             310
--------------------------------------------------------------------------------

90062GEN-TASFApp-P2

--------------------------------------------------------------------------------
4. Your Shareholder Options
--------------------------------------------------------------------------------

A. Automatic Investment Plans (AIP)

|_| Withdraw From My Bank Account Via EFT* I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also for the bank account you wish to use).

1 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

2 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

3 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

                Frequency:  M = monthly  Q = quarterly  A = annually

      * Electronic Funds Transfer. Your bank must be a member of the National Automated Clearing House Association (NACHA)

|_| Direct My Distributions As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance Fund.

      FROM:    |_| |_| |_|     |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| - |_|
               Fund Number     Account Number (If existing)

      TO:      |_| |_| |_|     |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| - |_|
               Fund Number     Account Number (If existing)

|_| Exchange My Shares Monthly I authorize Alliance to transact monthly exchanges, within the same class of shares, between my fund accounts as listed below.

      FROM:    |_| |_| |_|     |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| - |_|
               Fund Number     Account Number (If existing)

               |_| |_| , |_| |_| |_|.00    |_| |_|
               Amount ($25 minimum)        Day of Exchange**

      TO:      |_| |_| |_|     |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| - |_|
               Fund Number     Account Number (If existing)

      ** Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.

B. Purchases and Redemptions Via EFT

      You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.

      Instructions:     o     Review the information in the Prospectus about
                              telephone transaction services.

                        o If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

|_|   Purchases and Redemptions via EFT

      I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.

--------------------------------------------------------------------------------
      For shares recently purchased by check or electronic funds transfer redemption proceeds will not be made available until the Fund is reasonably assured the check or electronic funds transfer has been collected, normally 15 calendar days after the purchase date.
--------------------------------------------------------------------------------

90062GEN-TASFApp-P3

--------------------------------------------------------------------------------
4. Your Shareholder Options (CONTINUED)
--------------------------------------------------------------------------------

C.    Systematic Withdrawal Plans (SWP)

      In order to establish a SWP, you must reinvest all dividends and capital gains.

      |_| I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.

1 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

2 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

3 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

                Frequency:  M = monthly  Q = quarterly  A = annually

      Please send my SWP proceeds to:

      |_|   My Address of Record (via check)

      |_| The Payee and address specified in section 4E (via check) (Medallion Signature Guarantee required)

      |_| My checking account-via EFT (complete section 4D) Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your bank account. Otherwise payment will be made by check

D. Bank Information This bank account information will be used for:

      |_|   Distributions (Section 3)

      |_|   Automatic Investments (Section 4A)

      |_|   Telephone Transactions (Section 4B)

      |_|   Withdrawals (Section 4C)

--------------------------------------------------------------------------------
Please Tape a Pre-printed Voided Check Here*
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

* The above services cannot be established without a pre-printed voided check.

      For EFT transactions, the fund requires signatures of bank account owners exactly as they appear on bank records. If the registration at the bank differs from that on the Alliance mutual fund, all parties must sign in
      Section 5.

|_| |_| |_| |_| |_| |_| |_| |_| |_|
Your Bank's ABA Routing Number

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Your Bank Account Number

|_| Checking Account  |_| Savings Account

90062GEN-TASFApp-P4

--------------------------------------------------------------------------------
4. Your Shareholder Options (CONTINUED)
--------------------------------------------------------------------------------

E. Third Party Payment Details Your signature(s) in Section 5 must be Medallion Signature Guaranteed if your account is not maintained by a broker/dealer. This third party payee information will be used for:

    |_| Distributions (section 3)   |_| Systematic Withdrawals (section 4C)

|_| |_| |_| |_| |_| |_| |_| |_| |_|   |_|   |_| |_| |_| |_| |_| |_| |_| |_| |_|
Name (First Name)                     (MI)  (Last Name)


|_| |_| |_| |_| |_| |_| |_|  |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Street Number                Street Name

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|   |_| |_|    |_| |_| |_| |_| |_|
City                                              State      Zip code

F. Reduced Charges (Class A only) If you, your spouse or minor children own shares in other Alliance funds, you may be eligible for a reduced sales charge. Please complete the Right to Accumulation section or the Statement of Intent section.

        |_|  A.  Right of Accumulation

             Please link the tax identification numbers or account numbers listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

             ________________________   ________________________

             ________________________   ________________________
             Tax ID or Account Number   Tax ID or Account Number

             ________________________

             ________________________
             Tax ID or Account Number

        |_|  B.  Statement of Intent

             I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period:

             |_|  $100,000   |_|  $250,000   |_|  $500,000   |_|  $1,000,000

             If the full amount indicated is not purchased within 13 months, I understand that an additional sales charge must be paid from my account.

--------------------------------------------------------------------------------
Dealer/Agent Authorization - For selected Dealers or Agents ONLY.
--------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

____________________________________    ______________________________________
Dealer/Agent Firm                       Authorized Signature

___________________________      |_|    ______________________________________
Representative First Name        MI     Last Name

____________________________________    ______________________________________
Dealer/Agent Firm Number                Representative Number

____________________________________    ______________________________________
Branch Number                           Branch Telephone Number

______________________________________________________________________________
Branch Office Address

____________________________________    |_| |_|   ____________________________
City                                    State     Zip Code

90062GEN-TASFApp-P5

--------------------------------------------------------------------------------
5. Shareholder Authorization -- This section MUST be completed
--------------------------------------------------------------------------------

      Telephone Exchanges and Redemptions by Check

      Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must not have changed within the last 30 days. The maximum telephone redemption amount is $50,000 for redemptions by check.

            |_| I do not elect the telephone exchange service

            |_| I do not elect the telephone redemption by check service

      By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

      For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in Section 2.

      I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

      I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or I am waiting for a number to be issued to me and that I have not been notified that this account is subject to backup withholding.

      The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.


-----------------------------------------------------------      -------------
Signature                                                        Date


-----------------------------------------------------------      -------------
Signature                                                        Date


--------------------------------------------
Medallion Signature Guarantee required if completing Section 4E and your mutual fund is not maintained by a broker dealer

90062GEN-TASFApp-P6                                   Alliance Capital [LOGO](R)

The Alliance
Stock Funds

The Alliance Stock Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return.


Advisor Class Prospectus and Application

February 1, 1999


Domestic Stock Funds

      o     Alliance Premier Growth Fund
      o     Alliance Growth Fund
      o     Alliance Technology Fund
      o     Alliance Quasar Fund
      o     The Alliance Fund

Total Return Funds

      o     Alliance Growth & Income Fund
      o     Alliance Balanced Shares
      o     Alliance Utility Income Fund
      o     Alliance Real Estate
            Investment Fund

Global Stock Funds

      o     Alliance New Europe Fund
      o     Alliance Worldwide
            Privatization Fund
      o     Alliance International
            Premier Growth Fund
      o     Alliance Global Small Cap Fund
      o     Alliance International Fund
      o     Alliance Greater China '97 Fund
      o     Alliance All-Asia Investment Fund
      o     Alliance Global Environment Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                      Alliance Capital [LOGO](R)

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                            Page
RISK/RETURN SUMMARY.........................................................   3
Domestic Stock Funds........................................................   4
Total Return Funds..........................................................   9
Global Stock Funds..........................................................  13
Summary of Principal Risks..................................................  21
Principal Risks by Fund.....................................................  22

FEES AND EXPENSES OF THE FUNDS..............................................  23

GLOSSARY....................................................................  26

DESCRIPTION OF THE FUNDS....................................................  27
Investment Objectives and Policies..........................................  27
Description of Investment Practices.........................................  39
Additional Risk Considerations..............................................  46

MANAGEMENT OF THE FUNDS.....................................................  50

PURCHASE AND SALE OF SHARES.................................................  53
How The Funds Value Their Shares............................................  53
How To Buy Shares...........................................................  53
How to Exchange Shares......................................................  53
How To Sell Shares..........................................................  53

DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................  54

CONVERSION FEATURE..........................................................  55

GENERAL INFORMATION.........................................................  56

FINANCIAL HIGHLIGHTS........................................................  57

APPENDIX A--ADDITIONAL INFORMATION
ABOUT THE UNITED KINGDOM, JAPAN, AND
GREATER CHINA COUNTRIES.....................................................  61
--------------------------------------------------------------------------------



The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.


RISK/RETURN SUMMARY


The following is a summary of certain key information about the Alliance Stock Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks is on page 21.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds also may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

      o how the Fund's average annual returns for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad based securities market index; and

      o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).


A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

Other important things for you to note:


      o     You may lose money by investing in the Funds.


      o An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DOMESTIC STOCK FUNDS


The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing primarily in U.S. equity markets.


Alliance Premier Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.


Normally, the Fund invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully-valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Fund also may invest up to 20% of its net assets in convertible securities.


Among the principal risks of investing in the Fund is market risk. Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

                                                                        Since
                                               1 Year                 Inception*
--------------------------------------------------------------------------------
Advisor Class                                  49.85%                   42.97%
--------------------------------------------------------------------------------
S&P 500 Index                                  28.60%                   31.43%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 1998.

*Advisor Class shares inception date: 10/1/96. Index return from 10/31/96.


BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception.

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

n/a      n/a      n/a     n/a      n/a      n/a     n/a     n/a    33.11   49.85
--------------------------------------------------------------------------------
 89       90       91      92       93       94      95      96     97      98
                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 31.15%, 4th quarter, 1998; and Worst Quarter was down -12.02%, 3rd quarter, 1998.

Alliance Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital. Current income is incidental to the Fund's objective.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Fund emphasizes investments in large- and mid-cap companies. The Fund also may invest up to 25% of its total assets in lower-rated fixed-income securities and convertible bonds and generally up to 15% of its total assets in foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile then investments in large-cap companies. To the extent the Fund invests in lower-rated fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                                                        Since
                                              1 Year                  Inception*
--------------------------------------------------------------------------------
Advisor Class                                 28.55%                    29.34%
--------------------------------------------------------------------------------
S&P 500 Index                                 28.60%                    31.43%
--------------------------------------------------------------------------------


The average annual total returns in the performance table are for the periods ended December 31, 1998.


*Advisor Class shares inception date: 10/1/96. Index return from 10/31/96.


BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception.

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

n/a     n/a     n/a    n/a     n/a      n/a      n/a      n/a     27.46    28.55
--------------------------------------------------------------------------------
 89      90      91     92      93       94       95       96      97       98
                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 28.97%, 4th quarter, 1998; and Worst Quarter was down -16.20%, 3rd quarter, 1998.

Alliance Technology Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is growth of capital. Current income is incidental to the Fund's objective.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Fund may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Fund also may invest in debt securities and up to 10% of its total assets in foreign securities.

Among the principal risks of investing in the Fund is market risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Fund invests in debt and foreign securities, your investment has credit risk, currency risk and foreign risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                                                        Since
                                              1 Year                  Inception*
--------------------------------------------------------------------------------
Advisor Class                                 63.68%                    30.01%
--------------------------------------------------------------------------------
S&P 500 Index                                 28.60%                    31.43%
--------------------------------------------------------------------------------


The average annual total returns in the performance table are for the periods ended December 31, 1998.


*Advisor Class shares inception date: 10/1/96. Index return from 10/31/96.


BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception.

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

n/a     n/a     n/a    n/a     n/a      n/a      n/a      n/a     4.84     63.68
--------------------------------------------------------------------------------
 89      90      91     92      93       94       95       96      97       98
                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 39.98%, 4th quarter, 1998; and Worst Quarter was down -16.43%, 4th quarter, 1997.

Alliance Quasar Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Fund's objective.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund generally invests in a widely-diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. The Fund currently emphasizes investment in small cap companies. The Fund invests in well-known and established companies and in new and unseasoned companies. The Fund can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Fund also may invest in non-convertible bonds, preferred stocks, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Fund invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, currency risk and foreign risks.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                                                        Since
                                              1 Year                  Inception*
--------------------------------------------------------------------------------
Advisor Class                                 -4.30%                     6.74%
--------------------------------------------------------------------------------
Russell 2000 Index                            -2.55%                    11.83%
--------------------------------------------------------------------------------


The average annual total returns in the performance table are for the periods ended December 31, 1998.


*Advisor Class shares inception date: 10/1/96. Index return from 10/31/96.


BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception.

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

n/a     n/a     n/a    n/a     n/a      n/a      n/a      n/a     17.48    -4.30
--------------------------------------------------------------------------------
 89      90      91     92      93       94       95       96      97       98
                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 17.44%, 4th quarter, 1998; and Worst Quarter was down -28.39%, 3rd quarter, 1998.

The Alliance Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital and income primarily through investments in common stocks.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund normally invests substantially all of its assets in high-quality common stocks that Alliance expects to increase in value. The Fund may invest in a broad range of companies, from large to small, but tends to emphasize attractive opportunities in mid-cap companies. While the Fund's diversified and high-quality investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective. The Fund also may invest in convertible securities, U.S. Government securities, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in convertible securities and U.S. Government securities, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have currency risk and foreign risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                                                        Since
                                              1 Year                  Inception*
--------------------------------------------------------------------------------
Advisor Class                                 -2.41%                    18.30%
--------------------------------------------------------------------------------
S&P 400 Mid-Cap Index                         18.25%                    26.14%
--------------------------------------------------------------------------------


The average annual total returns in the performance table are for the periods ended December 31, 1998.


*Advisor Class shares inception date: 10/1/96. Index return from 10/31/96.


BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception.

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

n/a     n/a     n/a    n/a     n/a      n/a      n/a      n/a     36.27    -2.41
--------------------------------------------------------------------------------
 89      90      91     92      93       94       95       96      97       98
                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 23.88%, 4th quarter, 1998; and Worst Quarter was down -24.17%, 3rd quarter, 1998.

TOTAL RETURN FUNDS


The Total Return Funds offer investors seeking both growth of capital and current income a range of investment alternatives.


Alliance Growth & Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is appreciation through investments primarily in dividend-paying common stocks of good quality, although the Fund also may invest in fixed-income and convertible securities.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. The Fund also may invest in fixed-income and convertible securities and in securities of foreign issuers.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. The Fund's investments in foreign securities have currency risk and foreign risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                                                        Since
                                              1 Year                  Inception*
--------------------------------------------------------------------------------
Advisor Class                                 21.48%                    27.57%
--------------------------------------------------------------------------------
S&P 500 Index                                 28.60%                    31.43%
--------------------------------------------------------------------------------


The average annual total returns in the performance table are for the periods ended December 31, 1998.


*Advisor Class shares inception date: 10/1/96. Index return from 10/31/96.


BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception.

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

n/a     n/a     n/a    n/a     n/a      n/a      n/a      n/a     29.57    21.48
--------------------------------------------------------------------------------
 89      90      91     92      93       94       95       96      97       98
                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 23.28%, 4th quarter, 1998; and Worst Quarter was down -13.76%, 3rd quarter, 1998.

Alliance Balanced Shares
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is high return through a combination of current income and capital appreciation.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary, but at least 25% of the Fund's total assets will be invested in fixed-income senior securities. The Fund invests in common and preferred stocks, U.S. Government and agency securities, bonds and senior debt securities. The Fund's investments in each type of security depends on current economic conditions and market outlooks. The Fund also may invest up to 15% of its total assets in foreign equity and fixed-income securities.

Among the principal risks of investing in the Fund are market risk, interest rate risk, allocation risk and credit risk. To the extent the Fund invests in foreign securities, your investment has currency risk and foreign risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                                                        Since
                                              1 Year                  Inception*
--------------------------------------------------------------------------------
Advisor Class                                 16.03%                    21.61%
--------------------------------------------------------------------------------
S&P 500 Index                                 28.60%                    31.43%
--------------------------------------------------------------------------------

The average annual total returns in the performance table are for the periods ended December 31, 1998.

*Advisor Class shares inception date: 10/1/96. Index return from 10/31/96.


BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception.

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

n/a     n/a     n/a    n/a     n/a      n/a      n/a      n/a     27.43    16.03
--------------------------------------------------------------------------------
 89      90      91     92      93       94       95       96      97       98
                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 13.52%, 4th quarter, 1998; and Worst Quarter was down -6.36%, 3rd quarter, 1998.

Alliance Utility Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in income-producing equity securities. The Fund invests in securities of utility companies in the electric, telecommunications, gas, and water utility industries. The Fund may invest in both U.S. and foreign utility companies, although the Fund will limit its investments in issuers in any one foreign country to no more than 15% of its total assets. The Fund may invest up to 35% of its net assets in lower-rated securities and up to 30% of its net assets in convertible securities.

Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in companies in a specific industry, there is the risk that factors affecting utility companies will have a significant effect of the value of the Fund's investments. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than a fund that invests in higher-rated securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                                                        Since
                                              1 Year                  Inception*
--------------------------------------------------------------------------------
Advisor Class                                 24.83%                    28.57%
--------------------------------------------------------------------------------
NYSE Utility                                  33.04%                    30.13%
--------------------------------------------------------------------------------


The average annual total returns in the performance table are for the periods ended December 31, 1998.


*Advisor Class shares inception date: 10/1/96. Index return from 10/31/96.


BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception.

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

n/a     n/a     n/a    n/a     n/a      n/a      n/a      n/a     31.16    24.83
--------------------------------------------------------------------------------
 89      90      91     92      93       94       95       96      97       98
                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 15.63%, 4th quarter, 1997; and Worst Quarter was down -3.01%, 1st quarter, 1997.

Alliance Real Estate Investment Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. The Fund invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund may invest up to 35% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.


Among the principal risks of investing in the Fund are market risk, interest rate risk and credit risk. Because the Fund invests a substantial portion of its assets in the real estate market, it has many of the same risks as direct ownership of real estate including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. The Fund's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Fund will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                                                        Since
                                              1 Year                  Inception*
--------------------------------------------------------------------------------
Advisor Class                                -20.05%                     7.79%
--------------------------------------------------------------------------------
S&P 500 Index                                 28.60%                    31.43%
--------------------------------------------------------------------------------


The average annual total returns in the performance table are for the periods ended December 31, 1998.


*Advisor Class shares inception date: 10/1/96. Index return from 10/31/96.


BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception.

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

n/a     n/a     n/a    n/a     n/a     n/a      n/a      n/a     23.27    -20.05
--------------------------------------------------------------------------------
 89      90      91     92      93      94       95       96      97       98
                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 14.51%, 3rd quarter, 1997; and Worst Quarter was down -12.33%, 3rd quarter, 1998.

GLOBAL STOCK FUNDS

The Global Stock Funds offer investors seeking long-term capital appreciation a range of alternative approaches to investing in foreign securities.

Alliance New Europe Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation through investments primarily in the equity securities of companies based in Europe.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of European companies. The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries, although it may invest 25% or more of its assets in issuers in a single country. The Fund may invest up to 35% of its total assets in high-quality U.S. Dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, European or multinational companies, or supranational organizations. At December 31, 1998, the Fund had approximately 26% of its assets invested in securities of United Kingdom issuers.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, the Fund's investments in U.S.
Dollar or foreign currency denominated fixed-income securities have interest rate and credit risks.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                                                        Since
                                             1 Year                   Inception*
--------------------------------------------------------------------------------
Advisor Class                                 25.39%                    23.61%
--------------------------------------------------------------------------------
MSCI Europe Index                             28.91%                    28.30%
--------------------------------------------------------------------------------


The average annual total returns in the performance table are for the periods ended December 31, 1998.


*Advisor Class shares inception date: 10/1/96. Index return from 10/31/96.


BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception.

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

n/a     n/a     n/a    n/a     n/a      n/a      n/a      n/a     17.08    25.39
--------------------------------------------------------------------------------
 89      90      91     92      93       94       95       96      97       98
                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 22.56%, 1st quarter, 1998; and Worst Quarter was down -19.61%, 3rd quarter, 1998.

Alliance Worldwide Privatization Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of companies that are undergoing, or have undergone, privatization. The Fund also invests in securities of companies that will benefit from privatizations. The Fund takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in four, and usually considerably more, countries. The Fund may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Fund also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Investments in companies that are undergoing or, have undergone, privatization could have more risk because they have no operating history as a private company. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risks.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                                                        Since
                                              1 Year                  Inception*
--------------------------------------------------------------------------------
Advisor Class                                  9.33%                    13.04%
--------------------------------------------------------------------------------
MSCI EAFE Index                               20.33%                    11.30%
--------------------------------------------------------------------------------


The average annual total returns in the performance table are for the periods ended December 31, 1998.


*Advisor Class shares inception date: 10/1/96. Index return from 10/31/96.


BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception.

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

 89      90      91     92       93       94       95       96      97       98
--------------------------------------------------------------------------------
n/a     n/a     n/a    n/a      n/a      n/a      n/a      n/a     13.45    9.33
                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 16.58%, 1st quarter, 1998; and Worst Quarter was down -17.42%, 3rd quarter, 1998.

Alliance International Premier Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of carefully selected non-U.S. companies that are judged likely to achieve superior earnings growth. Current income is incidental to the Fund's objective.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of comparatively large, high-quality, non-U.S. companies. The Fund invests in at least four, and usually considerably more, countries. Normally, the Fund invests no more than 15% of its total assets in issuers of any one foreign country, but may invest up to 25% of its total assets in each of Canada, France, Germany, Italy, Japan, The Netherlands, Switzerland and the United Kingdom. Unlike more typical international equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of approximately 900 companies.

Normally, the Fund invests in about 60 companies, with the 30 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund invests in companies with market values in the range of the average weighted market capitalizations of companies in the EAFE index (currently approximately $35 billion). Alliance may take advantage of market volatility to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund strives to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund invests primarily in equity securities and also may invest in convertible securities.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, since the Fund invests in a smaller number of securities than many other international equity funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.

Alliance Global Small Cap Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is long-term growth of capital through investment in a global portfolio of equity securities of selected companies with relatively small market capitalizations.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of global companies, both domestic and foreign, with relatively small market capitalizations. The Fund's investments emphasize companies that are in the smallest 20% of the U.S. stock market (or less than approximately $1.5 billion). Although these companies are small by U.S. standards, they may be among the largest companies in their own countries. The Fund may invest up to 35% of its total assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund invests in at least three countries including the U.S.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                                                        Since
                                              1 Year                  Inception*
--------------------------------------------------------------------------------
Advisor Class                                  3.81%                     6.59%
--------------------------------------------------------------------------------
MSCI World Index                              24.80%                    20.87%
--------------------------------------------------------------------------------


The average annual total returns in the performance table are for the periods ended December 31, 1998.


*Advisor Class shares inception date: 10/1/96. Index return from 10/31/96.


BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception.

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

 89      90      91     92      93       94       95       96      97       98
--------------------------------------------------------------------------------
n/a     n/a     n/a    n/a     n/a      n/a      n/a      n/a     8.44     3.81
                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 17.82%, 4th quarter, 1998; and Worst Quarter was down -22.96%, 3rd quarter, 1998.

Alliance International Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is total return from long-term growth of capital and income primarily through investment in a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and in foreign government securities.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S., and foreign government securities. The Fund diversifies its investments broadly among countries and normally invests in companies in at least three foreign countries, although it may invest a substantial portion of its assets in companies in one or more foreign countries.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                                                        Since
                                              1 Year                  Inception*
--------------------------------------------------------------------------------
Advisor Class                                  9.96%                     5.85%
--------------------------------------------------------------------------------
MSCI World Index
(minus the U.S.)                              19.11%                    11.05%
--------------------------------------------------------------------------------


The average annual total returns in the performance table are for the periods ended December 31, 1998.


*Advisor Class shares inception date: 10/1/96. Index return from 10/31/96.


BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception.

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

 89      90      91     92      93       94       95       96      97       98
--------------------------------------------------------------------------------
n/a     n/a     n/a    n/a     n/a      n/a      n/a      n/a     1.59     9.96
                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 15.81%, 4th quarter, 1998; and Worst Quarter was down -17.80%, 3rd quarter, 1998.

Alliance Greater China '97 Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation through investment of at least 80% of its total assets in equity securities of Greater China companies.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests in equity securities of Greater China companies, which are companies in China, Hong Kong, and Taiwan. Of these countries, the Fund expects to invest a significant portion of its assets, which may be greater than 50%, in Hong Kong companies and may invest all of its assets in Hong Kong companies or companies of either of the other Greater China countries. The Fund also may invest in convertible securities and equity-linked debt securities issued or guaranteed by Greater China companies or Greater China Governments, their agencies, or instrumentalities. As of December 31, 1998 the Fund had approximately 75% of its assets invested in securities of Hong Kong companies.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in Greater China companies, the Fund's returns will be significantly more volatile and differ substantially from U.S. markets generally. Your investment also has the risk that market changes or other events affecting the Greater China countries, including political instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified" meaning that it invests its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risks.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                                                        Since
                                              1 Year                  Inception*
--------------------------------------------------------------------------------
Advisor Class                                 -7.87%                   -26.74%
--------------------------------------------------------------------------------
MSCI China Free Index                        -43.83%                   -54.48%
--------------------------------------------------------------------------------
MSCI Hong Kong Index                          -2.92%                   -25.58%
--------------------------------------------------------------------------------
MSCI Taiwan Index                            -20.64%                   -30.14%
--------------------------------------------------------------------------------


The average annual total returns in the performance table are for the periods ended December 31, 1998.


*Advisor Class shares inception date: 9/3/97. Index returns from 9/30/97.


BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception.

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

 89      90      91     92      93       94       95       96      97       98
--------------------------------------------------------------------------------
n/a     n/a     n/a    n/a     n/a      n/a      n/a      n/a     n/a      -7.87
                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 27.38%, 4th quarter, 1998; and Worst Quarter was down -26.92%, 2nd quarter, 1998.

Alliance All-Asia Investment Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund primarily invests in securities of various types of companies based in Asia. The Fund invests in equity securities, preferred stocks, and equity-linked debt securities issued by Asian companies and may invest more than 50% of its total assets in equity securities of Japanese issuers. The Fund also may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities, and may invest up to 25% of its net assets in convertible securities. At December 31, 1998, the Fund had approximately 60% of its total assets invested in securities of Japanese companies.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in Asian and Pacific region countries and emerging markets, the Fund's returns will be significantly more volatile and may differ substantially from the overall U.S. market generally. Your investment has the risk that market changes or other factors affecting Asian and Pacific region countries and other emerging markets, including political instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. To the extent that the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. In addition, the Fund's investments in debt securities have interest rate and credit risks.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                                                        Since
                                             1 Year                   Inception*
--------------------------------------------------------------------------------
Advisor Class                                -12.15%                   -22.56%
--------------------------------------------------------------------------------
MSCI All Country Asia
Pacific Index                                  2.03%                   -13.49%
--------------------------------------------------------------------------------


The average annual total returns in the performance table are for the periods ended December 31, 1998.


*Advisor Class shares inception date: 10/1/96. Index return from 10/31/96.


BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual returns for the Advisor Class shares since inception.

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

n/a     n/a     n/a    n/a     n/a     n/a      n/a      n/a     -34.83   -12.15
--------------------------------------------------------------------------------
 89      90      91     92      93      94       95       96      97       98
                                                   Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 13.57%, 4th quarter, 1998; and Worst Quarter was down -18.65%, 4th quarter, 1997.

Alliance Global Environment Fund
--------------------------------------------------------------------------------

OBJECTIVE:


The Fund's investment objective is long-term capital appreciation through investment of substantially all of its assets in equity securities of companies that are expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in environmental companies, which are companies whose principal business involves the sale of environmental protection systems or services. The Fund also invests in companies whose principal business lies outside the environmental sector but who anticipate environmental regulations or consumer preferences through the development of new products or services that would contribute to a cleaner and healthier environment. The Fund will invest substantially all of its assets in these two types of companies. The Fund invests in securities of companies in at least three, and normally considerably more, countries. At December 31, 1998, the Fund had approximately 82% invested in equity securities of U.S. companies.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in non-U.S. companies and in specific types of companies that provide environmental services, the Fund's returns will be more volatile and differ, sometimes substantially, from the overall U.S. market generally. The Fund's investments also have the risk that government regulations or other action could negatively affect the business of environmental companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------


                                                                        Since
                                              1 Year                  Inception*
--------------------------------------------------------------------------------
Advisor Class                                 -2.99%                     0.09%
--------------------------------------------------------------------------------
S&P 500 Index                                 28.60%                    28.60%
--------------------------------------------------------------------------------


The average annual total returns in the performance table are for the periods ended December 31, 1998.


*Advisor Class shares inception date: 12/29/97. Index return from 12/31/97.


BAR CHART
--------------------------------------------------------------------------------


The following chart shows the annual return for the Advisor Class shares since inception.

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

n/a     n/a     n/a    n/a     n/a      n/a      n/a      n/a     n/a      -2.99
--------------------------------------------------------------------------------
 89      90      91     92      93       94       95       96      97       98
                                            Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 15.74%, 1st quarter, 1998; and Worst Quarter was down -19.83%, 3rd quarter, 1998.

SUMMARY OF PRINCIPAL RISKS


The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short or longer-term periods. All of the Alliance Stock Funds are subject to market risk.

SECTOR RISK

This is the risk of investments in a particular industry sector. Market or economic factors affecting that industry sector could have a major effect on the value of a Fund's investments. Funds particularly subject to this risk are Alliance Technology Fund, Alliance Utility Income Fund, Alliance Real Estate Investment Fund, Alliance Worldwide Privatization Fund and Alliance Global Environment Fund. This risk may be greater for Alliance Technology Fund because technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

CAPITALIZATION RISK

This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be volatile than investments in large-cap companies. Alliance Growth Fund and The Alliance Fund are particularly subject to this risk. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets or financial resources. Alliance Quasar Fund and Alliance Global Small Cap Fund are particularly subject to this risk.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by the higher interest rate income. Interest rate risk is particularly applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest a substantial portion of their assets in fixed-income securities, such as Alliance Growth and Income Fund, Alliance Balanced Shares and Alliance Utility Income Fund. Interest rate risk is greater for those Funds that invest in lower-rated securities or comparable unrated securities ("junk bonds") such as Alliance Utility Income Fund. Alliance Real Estate Investment Fund also has more exposure to interest rate risk because it invests in real estate industry companies and in mortgage-backed securities.


CREDIT RISK


This is the risk that the issuer of a security or the other party to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those Alliance Stock Funds that invest a substantial portion of their assets in lower-rated securities, such as Alliance Utility Income Fund.


FOREIGN RISK


This is the risk of investments in issuers located in foreign countries. All Alliance Stock Funds with foreign securities are subject to this risk, including, in particular, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Global Small Cap Fund, Alliance International Fund, Alliance Greater China '97 Fund, Alliance All-Asia Investment Fund and Alliance Global Environment Fund. Fund's investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.

COUNTRY OR GEOGRAPHIC RISK
This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Funds net asset value. The Funds particularly subject to this risk are Alliance New Europe Fund,

Alliance Worldwide Privatization Fund, Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund.

CURRENCY RISK


This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds with foreign securities are subject to this risk, including, in particular, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Global Small Cap Fund, Alliance International Fund, Alliance Greater China '97 Fund, Alliance All-Asia Investment Fund and Alliance Global Environment Fund.

MANAGEMENT RISK


Each Alliance Stock Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result.

FOCUSED PORTFOLIO RISK

Funds, such as Alliance Premier Growth Fund and Alliance International Premier Growth Fund, that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. Similarly, Alliance Greater China '97 Fund may have more risk because it is "non-diversified," meaning that it can invest more of its assets in a smaller number of companies than many other international funds.

ALLOCATION RISK


Alliance Balanced Shares has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.


PRINCIPAL RISKS BY FUND
--------------------------------------------------------------------------------


The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.



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                                        Capital-  Interest                   Country or                         Focused
                        Market  Sector  ization    Rate     Credit  Foreign  Geographic  Currency   Manage-    Portfolio  Allocation
Fund                     Risk    Risk    Risk      Risk      Risk     Risk      Risk       Risk    ment Risk      Risk       Risk
------------------------------------------------------------------------------------------------------------------------------------
Alliance Premier
Growth Fund                o                                                                           o            o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Fund       o               o         o         o        o                              o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Technology Fund   o       o                                                                   o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Quasar Fund       o               o                                                           o
------------------------------------------------------------------------------------------------------------------------------------
The Alliance Fund          o               o                                                           o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Growth and
Income Fund                o                         o                                                 o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Balanced Shares   o                         o         o                                       o                       o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Utility
Income Fund                o       o                 o         o                                       o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Real Estate
Investment Fund            o       o                 o                                                 o
------------------------------------------------------------------------------------------------------------------------------------
Alliance New Europe Fund   o                                            o         o          o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Worldwide
Privatization Fund         o                                            o         o          o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance International
Premier Growth Fund        o                                            o                    o         o            o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Global
Small Cap Fund             o               o                            o                    o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance International
Fund                       o                                            o         o          o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Greater China
'97 Fund                   o                                            o         o          o         o            o
------------------------------------------------------------------------------------------------------------------------------------
Alliance All-Asia
Investment Fund            o                                            o         o          o         o
------------------------------------------------------------------------------------------------------------------------------------
Alliance Global
Environment Fund           o       o                                    o                    o         o
------------------------------------------------------------------------------------------------------------------------------------

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                         FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------


This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)

                                                             Advisor Class Share
                                                             -------------------
Maximum Front-end or Deferred Sales Charge (Load)            None
(as a percentage of original purchase
price or redemption proceeds,
whichever is lower)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.



           Operating Expenses                             Examples
----------------------------------------       ---------------------------------
Alliance Premier Growth Fund

Management fees                     1.00%      After 1 year              $   128
12b-1 fees                          None       After 3 years             $   400
Other expenses                       .26%      After 5 years             $   692
                                   -----       After 10 years            $ 1,523
Total fund operating expenses       1.26%
                                   =====

Alliance Growth Fund

Management fees                      .70%      After 1 year              $    95
12b-1 fees                          None       After 3 years             $   296
Other expenses                       .23%      After 5 years             $   515
                                   -----       After 10 years            $ 1,143
Total fund operating expenses       0.93%
                                   =====

Alliance Technology Fund

Management fees                     1.02%      After 1 year              $   139
12b-1 fees                          None       After 3 years             $   434
Other expenses                       .35%      After 5 years             $   750
                                   -----       After 10 years            $ 1,646
Total fund operating expenses       1.37%
                                   =====

Alliance Quasar Fund

Management fees                     1.04%      After 1 year              $   140
12b-1 fees                          None       After 3 years             $   437
Other expenses                       .34%      After 5 years             $   755
                                   -----       After 10 years            $ 1,657
Total fund operating expenses       1.38%
                                   =====

The Alliance Fund

Management fees                      .67%      After 1 year              $    85
12b-1 fees                          None       After 3 years             $   265
Other expenses                       .16%      After 5 years             $   460
                                   -----       After 10 years            $ 1,025
Total fund operating expenses       0.83%
                                   =====

Alliance Growth and Income Fund

Management fees                      .48%      After 1 year              $    78
12b-1 fees                          None       After 3 years             $   243
Other expenses                       .28%      After 5 years             $   422
                                   -----       After 10 years            $   942
Total fund operating expenses       0.76%
                                   =====

Alliance Balanced Shares Fund

Management fees                      .63%      After 1 year              $   108
12b-1 fees                          None       After 3 years             $   337
Other expenses                       .43%      After 5 years             $   585
                                   -----       After 10 years            $ 1,294
Total fund operating expenses       1.06%
                                   =====

           Operating Expenses                             Examples
----------------------------------------       ---------------------------------
Alliance Utility Income Fund

Management fees                      .75%      After 1 year              $   122
12b-1 fees                          None       After 3 years             $   381
Other expenses                      1.46%      After 5 years             $   660
                                   -----       After 10 years            $ 1,455
Total fund operating expenses       2.21%
                                   =====
Waiver and/or expense
  reimbursement (a)                (1.01)%
                                   =====
Net expenses                        1.20%
                                   =====

Alliance Real Estate Investment Fund

Management fees                      .90%      After 1 year              $   127
12b-1 fees                          None       After 3 years             $   397
Other expenses                       .35%      After 5 years             $   686
                                   -----       After 10 years            $ 1,511
Total fund operating expenses       1.25%
                                   =====

Alliance New Europe Fund

Management fees                     1.02%      After 1 year              $   159
12b-1 fees                          None       After 3 years             $   493
Other expenses                       .54%      After 5 years             $   850
                                   -----       After 10 years            $ 1,856
Total fund operating expenses       1.56%
                                   =====

Alliance Worldwide Privatization Fund

Management fees                     1.00%      After 1 year              $   148
12b-1 fees                          None       After 3 years             $   459
Other expenses                       .45%      After 5 years             $   792
                                   -----       After 10 years            $ 1,735
Total fund operating expenses       1.45%
                                   =====

Alliance International Premier Growth Fund

Management fees                     1.00%      After 1 year              $   223
12b-1 fees                          None       After 3 years             $   688
Other expenses                      5.28%      After 5 years             $ 1,180
                                   -----       After 10 years            $ 2,534
Total fund operating expenses       6.28%
                                   =====
Waiver and/or expense
  reimbursement (a)                (4.08)%
Net expenses                        2.20%
                                   =====

Alliance Global Small Cap Fund

Management Fees                     1.00%      After 1 year              $   190
12b-1 Fees                          None       After 3 years             $   588
Other Expenses                       .87%      After 5 years             $ 1,011
                                   -----       After 10 years            $ 2,190
Total fund operating expenses       1.87%
                                   =====

Alliance International Fund

Management fees                     1.00%      After 1 year              $   150
12b-1 fees                          None       After 3 years             $   465
Other expenses                       .62%      After 5 years             $   803
                                   -----       After 10 years            $ 1,757
Total fund operating expenses       1.62%
                                   =====
Waiver and/or expense
  reimbursement (a)                 (.15)%
Net expenses                        1.47%
                                   =====

Alliance Greater China '97 Fund

Management fees                     1.00%      After 1 year              $   225
12b-1 fees                          None       After 3 years             $   694
Other expenses                     17.13%      After 5 years             $ 1,190
                                   -----       After 10 years            $ 2,554
Total fund operating expenses       18.13%
                                   =====
Waiver and/or expense
  reimbursement (a)               (15.91)%
                                   =====
Net expenses                        2.22%
                                   =====

           Operating Expenses                             Examples
----------------------------------------       ---------------------------------

Alliance All-Asia Investment Fund

Management fees                     1.00%      After 1 year              $   273
12b-1 fees                          None       After 3 years             $   838
Administration fees                  .15%      After 5 years             $ 1,430
Other operating expenses            3.24%      After 10 years            $ 3,032
                                   -----
Total fund operating expenses       4.39%
                                   =====
Waiver and/or expense
  reimbursement (a)                (1.69)%
                                   =====
Net Expenses                        2.70%
                                   =====

Alliance Global Environment Fund

Management Fees(b)                  1.10%      After 1 year              $   472
12b-1 Fees                          None       After 3 years             $ 1,419
Other Expenses(b)                   3.61%      After 5 years             $ 2,372
                                   -----       After 10 years            $ 4,779
Total fund operating expenses       4.71%
                                   =====



(a) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses.
(b) Management fees and other expenses for Alliance Global Environment Fund are based on estimated amounts for its current fiscal year.

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                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.


Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.


Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, the Hong Kong Special Administrative Region of the People's Republic of China (Hong Kong), the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

Beneficiary Companies are Eligible Companies whose principal businesses lie outside the environmental sector but nevertheless anticipate environmental regulations or consumer preferences through the development of new products, processes or services that are intended to contribute to a cleaner and healthier environment, such as companies that anticipate the demand for plastic substitutes, aerosol substitutes, alternative fuels and processes that generate less hazardous waste.

Eligible Companies are companies expected to benefit from advances or improvements in products, processes or services intended to foster the protection of the environment.

Environmental companies are Eligible Companies that have a principal business involving the sale of systems or services intended to foster environmental protection, such as waste treatment and disposal, remediation, air pollution control and recycling.

Greater China company is an entity that (i) is organized under the laws of a Greater China country and conducts business in a Greater China country, (ii) derives 50% or more of its total revenues from businesses in Greater China countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a Greater China country. A company of a particular Greater China country is a company that meets any of these criteria with respect to that country.

Greater China countries are the People's Republic of China ("China"), the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong") and the Republic of China ("Taiwan").

Non-U.S. Company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.


RATING AGENCIES, RATED SECURITIES and INDEXES


Duff & Phelps is Duff & Phelps Credit Rating Co.

EAFE Index is Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index.

Fitch is Fitch IBCA, Inc.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or B and above by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P, Duff & Phelps or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------


This section of the Prospectus provides a more complete description of the Funds' investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.


Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Investment Practices following this section.


o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.


o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote.

INVESTMENT OBJECTIVES AND POLICIES

DOMESTIC STOCK FUNDS

The Domestic Stock Funds offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

Alliance Premier Growth Fund

Alliance Premier Growth Fund seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund normally invests at least 85% of its total assets in the equity securities of U.S. companies. A U.S. company is a company that is organized under United States law, has its principal office in the United States and issues equity securities that are traded principally in the United States. Normally, about 40-50 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 600 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Fund also may:

o     invest up to 20% of its net assets in convertible securities;

o     invest up to 5% of its net assets in rights or warrants;


o     invest up to 15% of its total assets in foreign securities;


o purchase and sell exchange-traded index options and stock index futures contracts; and

o write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Growth Fund


Alliance Growth Fund seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.


The Fund also may invest up to 25% of its total assets in lower-rated fixed-income securities and convertible bonds. The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P, Duff & Phelps or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P, Duff & Phelps or Fitch) or securities of comparable investment quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund also may:

o     invest in zero-coupon and payment-in-kind bonds;

o invest in foreign securities although not generally in excess of 15% of its total assets;

o buy or sell foreign currencies, options on foreign currencies, and foreign currency futures contracts (and related options) and deal in forward foreign currency exchange contracts;

o     enter into forward commitments;

o buy and sell stock index futures contracts and options on future contracts and on stock indices;

o purchase and sell futures contracts and options on futures contracts and U.S. Treasury securities;

o     write covered call and put options;

o     purchase and sell put and call options;

o     make loans of portfolio securities of up to 25% of its total assets; and

o     enter into repurchase agreements of up to 25% of its total assets;

Alliance Technology Fund

Alliance Technology Fund emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The Fund may seek income by writing listed call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Fund will normally have at least 80% of its assets invested in the securities of these companies. The Fund normally will have substantially all its assets invested in equity securities, but it also invests in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities, in U.S. securities, and up to 10% of its total assets in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund also may:

o write covered call options on its securities of up to 15% of its total assets and purchase exchange-listed call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

o     invest up to 10% of its total assets in warrants; and

o     make loans of portfolio securities of up to 30% of its total assets.

Because the Fund invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Fund's net asset value. In addition, the Fund's investments in technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market. The Fund's investments in debt and foreign securities have credit risk and foreign risk.

Alliance Quasar Fund


Alliance Quasar Fund seeks growth of capital by pursuing aggressive investment policies. The Fund invests for capital appreciation and only incidentally for current income. The Fund's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.


The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Fund, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to a company regardless of general business conditions or movements of the market as a whole.


The Fund also may:

o make short sales of securities against the box but not more than 15% of its net assets may be deposited on short sales; and

o write covered call options of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets.

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in non-convertible bonds, preferred stocks and foreign stocks may have credit risk and foreign risk.

The Alliance Fund


The Alliance Fund seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value. The Fund also may invest in other types of securities such as convertible securities, investment grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit. The Fund may invest without limit in foreign securities. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.


The Fund also may:

o write exchange-traded covered call options on up to 25% of its total assets;

o make secured loans of portfolio securities of up to 25% of its total assets;

o enter into repurchase agreements of up to seven days' duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets;

While the diversification and generally high quality of the Fund's investments cannot prevent fluctuations in market values, they tend to limit investment risk and contribute to achieving the Fund's objective.

TOTAL RETURN FUNDS

The Total Return Funds provide a range of investment alternatives to investors seeking both growth of capital and current income.

Alliance Growth and Income Fund

Alliance Growth and Income Fund seeks appreciation through investments primarily in dividend-paying common stocks of good quality. The Fund also may invest in fixed-income securities and convertible securities.

The Fund also may try to realize income by writing covered call options listed on domestic securities exchanges. The Fund also invests in foreign securities. Since the purchase of foreign securities entails certain political and economic risks, the Fund restricts its investments in these securities to issues of high quality. The Fund also may purchase and sell financial forward and futures contracts and options on these securities for hedging purposes.

Alliance Balanced Shares


Alliance Balanced Shares seeks a high return through a combination of current income and capital appreciation. Although the Fund's investment objective is not fundamental, the Fund is a "balanced" fund as a matter of fundamental policy. The Fund invests in equity securities of high-quality, financially strong, dividend-paying companies. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may make up to 75% of its investments. The Fund will invest at least 25% of its total assets in investment grade debt securities. These investments may include short- and long-term debt securities, preferred stocks, convertible debt securities and convertible preferred stocks to the extent that their values are attributable to their fixed-income characteristics. Other than this restriction, the percentage of the Fund's assets invested in each type of security will vary.


The Fund invests in U.S. Government securities, bonds, senior debt securities, and preferred and common stocks in such proportions and of such type as Alliance deems best adapted to the current economic and market outlooks. The Fund may invest up to 15% of the value of its total assets in foreign equity and fixed-income securities eligible for purchase by the Fund under its investment policies described above.

The Fund also may:

o enter into contracts for the purchase or sale for future delivery of foreign currencies;

o purchase and write put and call options on foreign currencies and enter into forward foreign currency exchange contracts for hedging purposes; and

o subject to market conditions, write covered call options listed on a domestic exchange to realize income.


As a balanced fund, the Fund has the risk that the allocation of its investments between equity and debt securities may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.


Alliance Utility Income Fund

Alliance Utility Income Fund seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry. As a fundamental policy, the Fund normally invests at least 65% of its total assets in securities of companies in the utilities industry.


The Fund seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.


The Fund may invest in securities of both U.S. and foreign issuers, although the Fund will invest no more than 15% of its total assets in issuers in any one foreign country. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may invest up to 35% of its net assets in lower-rated securities. The Fund will not retain a security that is downgraded below B or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund may invest up to 35% of its total assets in equity and fixed-income securities of domestic and foreign corporate and governmental issuers other than utility companies. These securities include U.S. Government securities and repurchase agreements for those securities, foreign government securities, corporate fixed-income securities of domestic issuers, corporate fixed-income securities of foreign issuers denominated in foreign currencies or in U.S. dollars (in each case including fixed-income securities of an issuer in one country denominated in the currency of another country), qualifying bank deposits, and prime commercial paper.

The Fund also may:

o     invest up to 30% of its net assets in convertible securities;

o     invest up to 5% of its net assets in rights or warrants;

o invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities denominated in European Currency Units, and "semi-governmental securities";

o write covered call and put options, purchase call and put options on securities of the types in which it is permitted to invest that are exchange-traded and over-the-counter, and write uncovered call options for cross-hedging purposes;

o purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including an index of U.S. Government securities, foreign government securities, corporate fixed-income securities, or common stock, and may purchase and write options on futures contracts;

o purchase and write call and put options on foreign currencies traded on U.S. and foreign exchanges or over-the-counter for hedging purposes;

o     purchase or sell forward contracts;


o enter into interest rate swaps and purchase or sell interest rate caps and floors;


o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into repurchase agreements for U.S. Government securities;

o     make short sales of securities or maintain a short position; and

o make secured loans of portfolio securities of up to 20% of its total assets.

The Fund's principal risks include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Fund's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Electric utility companies in general have been favorably affected by lower fuel costs, the full or near completion of major construction programs and lower financing costs. In addition, many utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.


Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Foreign utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., utility companies generally are required to seek government approval for rate increases. In addition, many foreign utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary.

Increases in interest rates may cause the value of the Fund's investments to decline and the decrease in value may not be offset by higher interest rate income. The Fund's investments in lower-rated securities may be subject to more credit risk than a fund that invests in higher-rated securities.

Alliance Real Estate Investment Fund

Alliance Real Estate Investment Fund seeks a total return from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

The Fund normally invests at least 65% of its total assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management, or sale of commercial, industrial, or residential real estate or interests in these properties. The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities").

The Fund may invest up to 35% of its total assets in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs") and (b) short-term investments. These securities are described below.

In selecting Real Estate Equity Securities, Alliance's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. Alliance believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of Alliance, their market price does not adequately reflect this potential. In making this determination, Alliance will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors that Alliance may determine from time to time to be relevant. Alliance will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

The Fund's investment strategy with respect to Real Estate Equity Securities is based on the premise that property market fundamentals are the primary determinant of growth underlying the performance of Real Estate Equity Securities. Value and management further distinguishes the most attractive Real Estate Equity Securities. The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. This process is comprised of real estate market research, specific property inspection, and securities analysis. Alliance believes that this process will result in a portfolio that will consist of Real Estate Equity Securities of companies that own assets in the most desirable markets across the country, diversified geographically and by property type.

To implement the Fund's research and investment process, Alliance has retained the consulting services of CB Richard Ellis, Inc. ("CBRE"), a publicly held company and the largest real estate services company in the United States. CBRE's business includes real estate brokerage, property and facilities management, and real estate finance and investment advisory activities. The universe of property-owning real estate industry firms consists of approximately 142 companies of sufficient size and quality to merit consideration for investment by the Fund. As consultant to Alliance, CBRE provides access to its proprietary model, REIT-Score, which analyzes the approximately 18,000 properties owned by these 142 companies. Using proprietary databases and algorithms, CBRE analyzes local market rent, expenses, occupancy trends, market specific transaction pricing, demographic and economic trends, and leading indicators of real estate supply such as building permits. Over 1,000 asset-type specific geographic markets are analyzed and ranked on a relative scale by CBRE in compiling its REIT-Score database. The relative attractiveness of these real estate industry companies is similarly ranked based on the composite rankings of the properties they own.

Once the universe of real estate industry companies has been distilled through the market research process, CBRE's local market presence provides the capability to perform site specific inspections of key properties. This analysis examines specific location, condition, and sub-market trends. CBRE's use of locally based real estate professionals provides Alliance with a window on the operations of the portfolio companies as information can immediately be put in the context of local market events. Only those companies whose specific property portfolios reflect the promise of their general markets will be considered for investment by the Fund.

Alliance further screens the universe of real estate industry companies by using rigorous financial models and by engaging in regular contact with management of targeted companies. Each management's strategic plan and ability to execute the plan are determined and analyzed. Alliance makes extensive use of CBRE's network of industry analysts in order to assess trends in tenant industries. This information is then used to further evaluate management's strategic plans. Financial ratio analysis is used to isolate those companies with the ability to make value-added acquisitions. This information is combined with property market trends and used to project future earnings potential.

The Fund may invest in short-term investments including: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

The Fund may invest in debt securities rated BBB or higher by S&P or Baa or higher by Moody's or, if not rated, of equivalent credit quality as determined by Alliance. The Fund expects that it will not retain a debt security that is downgraded below BBB or Baa or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

The Fund also may:

o     invest up to 15% of its net assets in convertible securities;

o     enter into forward commitments;

o     enter into standby commitment agreements; and


o make short sales of securities or maintain a short position but only if at all times when a short position is open not more than 25% of the Fund's net assets is held as collateral for such sales.


o     invest up to 10% of its net assets in rights or warrants;

o     make loans of portfolio securities of up to 25% of its total assets; and

o     enter into repurchase agreements of up to seven days' duration.

Because the Fund invests a substantial portion of its assets in the real estate market, it is subject to many of the same risks involved in direct ownership of real estate. For example, the value of real estate could decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

The Fund's investments in mortgage-backed securities have prepayment risk, which is the risk that mortgage loans will be prepaid when interest rates decline and the Fund will have to reinvest in securities with lower interest rates. This risk causes mortgage-backed securities to have significantly greater price and yield volatility than traditional fixed-income securities. The Fund's investments in REMICs, CMOs and other types of mortgage-backed securities may be subject to special risks that are described under "Description of Investment Practices."

GLOBAL STOCK FUNDS

The Global Stock Funds offer investors the opportunity to participate in the potential for long-term capital appreciation available from investment in foreign securities.

Alliance New Europe Fund


Alliance New Europe Fund seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund intends to invest substantially all of its assets in the equity securities of European companies and has a fundamental policy of normally investing at least 65% of its total assets in these securities. The Fund may invest up to 35% of its total assets in high-quality U.S. Dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

Alliance believes that the quickening pace of economic integration and political change in Europe creates the potential for many European companies to experience rapid growth. In addition, the emergence of new market economies in Europe and the broadening and strengthening of other European economies may significantly accelerate economic development. The Fund invests in companies that Alliance believes possess rapid growth potential. The Fund emphasizes investments in larger, established companies, but also invests in smaller, emerging companies.


In recent years, economic ties between the former "east bloc" countries of Eastern Europe and certain other European countries have been strengthened. Alliance believes that as this strengthening continues, some Western European financial institutions and other companies will have special opportunities to facilitate East-West transactions. The
Fund will seek investment opportunities among these companies and, as opportunities become available, within the former east bloc. The Fund will not invest more than 20% of its total assets in these companies or more than 10% of its total assets in issuers based in any one country.

The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries. The Fund, however, may invest without limit in a single European country. While the Fund does not intend to concentrate its investments in a single country, at times 25% or more of its assets may be invested in companies located in a single country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country.


The Fund also may:

o     invest up to 20% of its total assets in rights or warrants;


o invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the Euro or the currency of any European country, debt securities denominated in the Euro of an issuer in a European country (including supranational issuers), and "semi-governmental securities";


o     purchase and sell forward contracts;

o write covered call or put options and sell and purchase exchange-traded put and call options, including exchange-traded index options;

o enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts;

o purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

o     enter into standby commitment agreements;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into forward commitments.

The Fund's investments in non-U.S. countries and smaller countries may have more risk because they tend to be more volatile than the overall stock market. To the extent the Fund invests a substantial amount of its assets in a particular European country, your investment is subject to the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in U.S. Dollar- or foreign currency-denominated fixed-income securities have interest rate and credit risk.

Alliance Worldwide Privatization Fund


Alliance Worldwide Privatization Fund seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below), although normally significantly more of its assets will be invested in such securities. The balance of its investments will include securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia, Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy and the Fund will thus emphasize investments in such enterprises.


Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany, and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland, and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may invest up to 15% of its total assets in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world.


The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities. The Fund may invest up to 5% of its net assets in lower-rated securities. The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.


The Fund also may:

o     invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o     make short sales of securities or maintain a short position;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in debt securities and convertible securities have interest risk and credit risk.

Alliance International Premier Growth Fund

Alliance International Premier Growth Fund seeks long term capital appreciation by investing predominately in the equity securities of a limited number of carefully selected non-U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund will invest under normal circumstances at least 85% of its total assets in equity securities. The Fund makes investments based upon their potential for capital appreciation. Current income is incidental to that objective.

In the main, the Fund's investments will be in comparatively large, high-quality companies. Normally, about 60 companies will be represented in the Fund's portfolio, and the 30 most highly regarded of these companies usually will constitute approximately 70% of the Fund's net assets. The Fund thus differs from more typical international equity mutual funds by focusing on a relatively small number of intensively researched companies. The Fund is designed for investors seeking to accumulate capital over time. Because of market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. There is, of course, no assurance that the Fund's investment objective will be met.


Alliance expects the market capitalization of the companies represented in the Fund's portfolio normally will be in the range of the average weighted market capitalization of the companies comprising the EAFE Index. As of December 31, 1998, the average weighted market capitalization of companies in the EAFE index was approximately $35 billion.


Within the investment framework of the Fund, Alliance's Large Cap Growth Group, headed by Alfred Harrison, Alliance's Vice Chairman, has responsibility for managing the Fund's portfolio. As discussed below, in selecting the Fund's portfolio investments Alliance's Large Cap Growth Group will follow a structured, disciplined research and investment process that is essentially similar to that which it employs in managing Premier Growth Fund.

In managing the Fund's assets, Alliance's investment strategy will emphasize stock selection and investment in the securities of a limited number of issuers. Alliance depends heavily upon the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 900 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets, and competition of these companies, and a good knowledge of their management. Research emphasis is placed on the identification of companies whose superior prospective earnings growth is not fully reflected in current market valuations.


Alliance constantly adds to and deletes from this universe as fundamentals and valuations change. Alliance's global equity analysts rate companies in three categories. The performance of each analyst's ratings is an important determinant of his or her incentive compensation. The equity securities of "one-rated" companies are expected to significantly outperform the local market in local currency terms. All equity securities purchased for the Fund's portfolio will be selected from the universe of approximately 100 "one-rated" companies. As noted above, the Fund usually invests approximately 70% of its net assets in approximately 30 most highly regarded of these companies.

The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund diversifies its investments among at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets will be invested in issuers in any one foreign country, except that the Fund may invest up to 25% of its total assets in issuers in each of Canada, France, Germany, Italy, Japan, The Netherlands, Switzerland, and the United Kingdom. Within these limits, geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a predetermined allocation. To the extent that the Fund concentrates its assets within one region, the Fund may be subject to any special risks associated with that region. While the Fund may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Fund normally will not make significant use of currency hedging strategies.


In the management of the Fund's investment portfolio, Alliance will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Fund will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. Rather, through "buying into declines" and "selling into strength," Alliance seeks superior relative returns over time.

The Fund also may:

o     invest up to 20% of its total assets in convertible securities;

o     invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on such future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into standby commitment agreements;

o     enter into forward commitments;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain short positions of no more than 5% of its net assets as collateral for short sales; and

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Global Small Cap Fund


Alliance Global Small Cap Fund seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalization. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies, or market capitalizations of up to about $1.5 billion. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 65% of its assets in equity securities of these smaller capitalization companies. These companies are located in at least three countries, one of which may be the U.S. The Fund may invest up to 35% of its total assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.


The Fund also may:

o invest up to 20% of its total assets in warrants to purchase equity securities;

o invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.;

o     purchase or sell forward foreign currency contracts;

o write covered call options on its securities of up to 15% of its total assets, and purchase exchange-traded call and put options, including put options on market indices of up to, for all options, 10% of its total assets; and

o make secured loans of portfolio securities of up to 30% of its total assets.

One of the Fund's principal risks is its investments in smaller capitalization companies. Alliance believes that smaller capitalization companies often have sales and earnings growth rates exceeding those of larger companies and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings. For these reasons, the Fund's investments may have a greater chance of loss than investments in securities of larger capitalization companies. In addition, transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.


The Fund's investments in non-U.S. companies and in smaller companies will be more volatile and may differ substantially from the overall U.S. market.


Alliance International Fund


Alliance International Fund seeks a total return on its assets from long-term growth of capital and from income primarily through a broad portfolio of marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects for growth, including U.S. companies having their principal activities and interests outside the U.S. and foreign government securities. Normally, the Fund will invest more than 80% of its assets in these types of companies.


The Fund expects to invest primarily in common stocks of established non-U.S. companies that Alliance believes have potential for capital appreciation or income or both, but the Fund is not required to invest exclusively in common stocks or other equity securities. The Fund may invest in any other type of investment grade security, including convertible securities, as well as in warrants, or obligations of the U.S. or foreign governments and their political subdivisions.


The Fund intends to diversify its investments broadly among countries and normally invests in at least three foreign countries, although it may invest a substantial portion of its assets in one or more of these countries. The Fund may invest in companies, wherever organized, that Alliance judges have their principal activities and interests outside the U.S. These companies may be located in developing countries, which involves exposure to economic structures that are generally less diverse and mature and to political systems that can be expected to have less stability than those of developed countries. The Fund currently does not intend to invest more than 10% of its total assets in companies in, or governments of, developing countries.


The Fund also may:

o     purchase or sell forward foreign currency exchange contracts;

o write covered call or put options, sell and purchase U.S. or foreign exchange-listed put and call options, including exchange-traded index options;

o enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and stock index futures, and purchase and write put and call options on futures contracts traded on U.S. or foreign exchanges or over-the-counter;

o purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

o     make loans of portfolio securities of up to 30% of its total assets; and


o enter into repurchase agreements of up to seven days' duration for up to 10% of the Fund's total assets.


Investments in non-U.S. countries may have more risk because they tend to be more volatile than the U.S. stock market. To the extent that the Fund invests a substantial amount of its assets in a particular foreign country, an investment in the Fund has the risk that market changes or other events affecting that country may have a more significant effect, either negative or positive, on the Fund's net asset value.

Alliance Greater China '97 Fund

Alliance Greater China '97 Fund is a non-diversified investment company that seeks long-term capital appreciation through investment of at least 80% of its total assets in equity securities issued by Greater China companies. The Fund expects to invest a significant portion, which may be greater than 50%, of its assets in equity securities of Hong Kong companies and may invest, from time to time, all of its assets in Hong Kong companies or companies of either of the other Greater China countries.

In recent years, China, Hong Kong and Taiwan have each experienced a high level of real economic growth, although growth is expected to slow in 1999. This growth has resulted from advantageous economic conditions, including favorable demographics, competitive wage rates, and rising per capita income and consumer demand. Significantly, the growth has also been fueled by an easing by both China and Taiwan of government restrictions and an increased receptivity to foreign investment. This expanded, if not yet complete, openness to foreign investment extends as well to the securities markets of both countries. Hong Kong's free-market economy has historically included securities markets completely open to foreign investments. All three countries have regulated stock exchanges upon which shares of an increasing number of Greater China companies are traded.

With its population estimated at more than 1.2 billion as a driving force, and notwithstanding its continuing political rigidity, China's economic growth has been coupled with significantly reduced government economic intervention and basic economic structural change. Recent years have seen large increases in industrial production with a significant decline in the state sector share of industrial output, and increased involvement of local governmental units and the private sector in establishing new business enterprises.

With China's growth has come an increasing direct and indirect economic involvement of all three Greater China countries. For some time, Hong Kong, a world financial and trade center in its own right, with a large stock exchange and offices of many of the world's multinational companies, has been the gateway to trade with and foreign investment in China. With the transfer on July 1, 1997 of the sovereignty of Hong Kong from Great Britain to China, not only the political but the economic ties between China and Hong Kong are expected to continue to intensify, with the continuation of Hong Kong's economic system as provided for in the law governing its sovereignty.


Notwithstanding the, at times considerable, political tension between the two countries, it is generally recognized that substantially increased trade and investment with China has been generated from Taiwan, in many cases through Hong Kong. Along with this increased interaction with China, Taiwan is becoming a regional technological and telecommunication center, while continuing the process of opening its economy up to foreign investment. Although geographically limited, Taiwan boasts an economy among the world's 20 largest and its foreign exchange reserves are third largest in the world measured in U.S. dollars. As China's economy continues to expand, it is expected that Taiwan's economic interaction with China will likewise increase.


Alliance believes that over the long-term conditions are favorable for continuing and expanding economic growth in all three Greater China countries. It is this potential which the Fund hopes to take advantage of by investing both in established and new and emerging companies. Appendix A has additional Information about the Greater China countries.



In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i)debt securities issued or guaranteed by Greater China companies or by Greater China governments, their agencies or instrumentalities, and (ii)equity or debt securities issued by issuers other than Greater China companies. The Fund will invest only in investment grade securities. The Fund will sell a security that is downgraded below investment grade or is determined by Alliance to have undergone a similar credit quality deterioration, the Fund will sell of that security.


The Fund also may:

o     invest up to 25% of its net assets in the convertible securities;

o     invest up to 20% of its net assets in rights or warrants;

o invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

o invest up to 20% of its net assets in loans and other direct debt securities;

o write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock, and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain a short position, in each case only if against the box;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

All or some of the policies and practices listed above may not be available to the Fund in the Greater China countries and the Fund will utilize these policies only to the extent permissible.


The Fund's investments in Greater China companies will be significantly more volatile and differ from the overall U.S. market. Your investment also has the risk that market changes or other events affecting the Greater China countries may have a more significant effect on the Fund's net asset value. In addition the Fund is "non-diversified" meaning that it invests its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.


Alliance All-Asia Investment Fund


Alliance All-Asia Investment Fund's investment objective is long-term capital appreciation. The Fund invests at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants, and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund will invest at least 80% of its total assets in Asian companies and Asian debt securities, but also may invest in securities issued by non-Asian issuers. The Fund expects to invest, from time to time, a significant portion, which may be in excess of 50%, of its assets in equity securities of Japanese companies.

In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance believes that certain conditions exist in Asian countries that create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate, and numerous privatization programs. Asian countries also are becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. Alliance believes that these conditions are important to the long-term economic growth of Asian countries.


As the economies of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies that have securities listed on exchanges in more developed Asian countries will be participants in the rapid economic growth of the lesser-developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.


As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume, and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. The Fund also offers investors the opportunity to access relatively restricted markets. Alliance believes that investment opportunities in Asian countries will continue to expand.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications, and consumer services.


The Fund will primarily invest in investment grade debt securities, but may invest up to 5% of its net assets in lower-rated securities, lower-rated loans, and other lower-rated direct debt instruments. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.


The Fund also may:

o     invest up to 25% of its net assets in the convertible securities;

o     invest up to 20% of its net assets in rights or warrants;

o invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

o invest up to 25% of its net assets in loans and other direct debt instruments;

o write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain a short position, in each case only if against the box;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.


The Fund's investments in Asian and Pacific region countries will be significantly more volatile and may differ significantly from the overall U.S. market. To the extent the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net assets value. The Fund's investments in debt securities have interest rate and credit risk.


Alliance Global Environment Fund

Alliance Global Environment Fund is a non-diversified investment company that seeks long-term capital appreciation through investment in equity securities of Eligible Companies. For purposes of the Fund's investment objective and investment policies, "equity securities" are common stocks (but not preferred stocks), rights or warrants to subscribe for or purchase common stocks, and preferred stocks or debt securities that are convertible into common stocks without the payment of any further consideration. The Fund invests in two categories of Eligible Companies--Environmental Companies and Beneficiary Companies. The Fund may invest in a company with a broadly diversified business only a part of which provides such products, processes, or services, when Alliance believes that these products, processes or services will yield a competitive advantage that significantly enhances the issuer's growth prospects. As a matter of fundamental policy, the Fund will, under normal circumstances, invest substantially all of its total assets in equity securities of Eligible Companies.

A major premise of the Fund's investment approach is that environmental concerns will be a significant source of future growth opportunities, and that Environmental Companies will see an increased demand for their systems and services. Environmental Companies operate in the areas of pollution control, clean energy, solid waste management, hazardous waste treatment and disposal, pulp and paper recycling, waste-to-energy alternatives, biodegradable cartons, packages, plastics and other products, remedial projects and emergency cleanup efforts, manufacture of environmental supplies and equipment, the achievement of purer air, groundwater, and foods, and the detection, evaluation and treatment of both existing and potential environmental problems including, among others, air pollution and acid rain.

The environmental services industry generally is positively affected by increasing governmental action intended to foster environmental protection. As environmental regulations are developed and enforced, Environmental Companies providing the means of compliance with such regulations are afforded substantial opportunities for growth. Beneficiary Companies may also derive an advantage to the extent that they have anticipated environmental regulation and are therefore at a competitive advantage.

In the view of Alliance, increasing public and political awareness of environmental concerns and resultant environmental regulations are long-term phenomena that are driven by an emerging global consensus that environmental protection is a vital and increasingly immediate priority. Alliance believes that Eligible Companies based in the United States and other economically developed countries will have increasing opportunities for earnings growth resulting not only from an increased demand for their existing products or services but also from innovative responses to changing regulations and priorities and enforcement policies. Such opportunities will arise, in the opinion of Alliance, not only within developed countries but also within many economically developing countries, such as those of Eastern Europe and the Pacific Rim. These countries lag well behind developed countries in the conservation and efficient use of natural resources and in their implementation of policies that protect the environment.

Alliance believes that global investing offers opportunities for superior investment returns. The Fund spreads investment risk among the capital markets of a number of countries and invests in equity securities of companies based in at least three, and normally considerably more, such countries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the appreciation potential of such securities and the strength of that currency.

The Fund also may:

o invest up to 20% of its total assets in warrants to purchase equity securities;

o     invest in depositary receipts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     enter into forward foreign currency transactions for hedging purposes;

o invest in currency futures and options on such futures for hedging purposes; and

o make secured loans of portfolio securities of up to 30% of its total assets.

The Fund's investments in non-U.S. companies and in specific types of companies that provide environmental services will be more volatile and may differ substantially from the overall market. The Fund's investments also have the risk that government regulations or other action could negatively affect the business of environmental companies.

DESCRIPTION OF INVESTMENT PRACTICES

This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables, and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.


Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities, except with respect to Alliance Growth Fund, where investments in ADRs are deemed to be investments in securities issued by U.S. issuers and those in GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.


A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Equity-Linked Debt Securities. Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by Alliance Utility Income Fund, Alliance Real Estate Investment Fund, Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Greater China '97 Fund or Alliance All-Asia Investment Fund if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.


Forward Foreign Currency Exchange Contracts. A Fund may purchase or sell forward foreign currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward contracts.


Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. Alliance New Europe Fund, Alliance Global Small Cap Fund and Alliance International Fund will not enter into a forward contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. Alliance New Europe Fund's, Alliance Global Small Cap Fund's and Alliance International Fund's investments in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Alliance Growth Fund also may purchase and sell foreign currency on a spot basis.

Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets, except the limit is 10% for Alliance Technology Fund, Alliance Quasar Fund, Alliance New Europe Fund, and Alliance Global Small Cap Fund and 5% for The Alliance Fund and Alliance
Growth Fund. Illiquunlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. Alliance will monitor the liquidity of a Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments.


A Fund that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to Alliance Utility Income Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.


A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. A Fund will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Loans of Portfolio Securities. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Mortgage-Backed Securities and Associated Risks. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.


Guaranteed Mortgage Pass-Through Securities. Alliance Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the United States Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis. Alliance Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMIC certificates.


Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income.


A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although Alliance Real Estate Investment Fund does not intend to invest in residual interests.


Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.


Alliance Technology Fund and Alliance Global Small Cap Fund will not write a call option if the premium to be received by the Fund would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts.


Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.


Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. For Fund's that may invest in options on foreign currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on foreign currencies.


Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

A Fund will purchase options on futures contracts written or purchased by a Fund that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.


No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, or in the case of Alliance International Premier Growth Fund 100% of its total assets. Alliance Premier Growth Fund and Alliance Growth and Income Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. Alliance Premier Growth Fund and Alliance Growth and Income Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.


Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

Rights and Warrants. A Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.


Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Alliance Utility Income Fund, Alliance Worldwide Privatization Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales, except that Alliance Real Estate Investment Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to Alliance Real Estate Investment Fund and Alliance New Europe Fund 50% with respect to Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund and 20% with respect to Alliance Utility Income Fund, of the Fund's assets at the time of making the commitment.


There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.


Temporary Defensive Position. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities also may include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not achieve their investment objectives.


ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Currency Considerations. Substantially all of the assets of Alliance New Europe Fund, Alliance Worldwide Privatization Fund, Alliance International Premier Growth Fund, Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund, and a substantial portion of the assets of Alliance Global Small Cap Fund and Alliance Global Environment Fund are invested in securities denominated in foreign currencies. The Funds receive a corresponding portion of their revenues in foreign currencies. Therefore, the dollar equivalent of their net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.


Alliance International Fund, Alliance Greater China '97 Fund and Alliance All-Asia Investment Fund may invest substantial amounts of their assets in United Kingdom issuers, Japanese issuers, and/or Greater China issuers. Please refer to Appendix A for a discussion of risks associated with investments in these countries.

Investment in Privatized Enterprises by Alliance Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.


Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.


Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. Alliance New Europe Fund and Alliance Global Small Cap Fund will emphasize investment in, and Alliance All-Asia Investment Fund, Alliance Greater China '97 Fund and Alliance Global Environment Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Extreme Governmental Action; Less Protective Laws. In contrast to investing in the U.S., foreign investment may involve in certain situations greater risk of nationalization, expropriation, confiscatory taxation, currency blockage or other extreme governmental action which could adversely impact a Fund's investments. In the event of certain such actions, a Fund could lose its entire investment in the country involved. In addition, laws in various foreign countries, including in certain respects each of the Greater China countries, governing, among other subjects, business organization and practices, securities and securities trading, bankruptcy and insolvency may provide less protection to investors such as the Fund than provided under United States laws.

Investments in Environmental Companies by Alliance Global Environment Fund. Governmental regulations or other action can inhibit an Environmental Company's performance, and it may take years to translate environmental legislation into sales and profits. Environmental Companies generally face competition in fields often characterized by relatively short product cycles and competitive pricing policies. Losses may result from large product development or expansion costs, unprotected marketing or distribution systems, erratic revenue flows and low profit margins. Additional risks that Environmental Companies may face include difficulty in financing the high cost of technological development, uncertainties due to changing governmental regulation or rapid technological advances, potential liabilities associated with hazardous components and operations, and difficulty in finding experienced employees.


The Real Estate Industry. Although Alliance Real Estate Investment Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

In addition, if Alliance Real Estate Investment Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Further, the yield characteristics of Mortgage-Backed Securities, such as those in which Alliance Real Estate Investment Fund may invest, differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of Alliance All-Asia Investment Fund, between five and 25 years in the case of Alliance Utility Income Fund, and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P, Duff & Phelps or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.


Year 2000. Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. Should any of the computer systems employed by the Funds' major service providers fail to process Year 2000 related information properly, that could have a significant negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. In addition, to the extent that the operations of issuers of securities held by the Funds are impaired by the Year 2000 problem, or prices of securities held by the Funds decline as a result of real or perceived problems relating to the Year 2000, the value of the Funds' shares may be materially affected.


With respect to the Year 2000, the Funds have been advised that Alliance, each Fund's investment adviser, Alliance Fund Distributors, Inc, ("AFD"), each Fund's principal underwriter, and Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend disbursing agent (collectively, "Alliance") began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested in early 1999. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Funds.

The Funds and Alliance have been advised by the Funds' Custodians that they are also in the process of reviewing their systems with the same goals. As of the date of this prospectus, the Funds and Alliance have no reason to believe that the Custodians will be unable to achieve these goals.


--------------------------------------------------------------------------------
                            MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER


Each Fund's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 1998 totaling more than $286 billion (of which approximately $115 billion represented assets of investment companies). Alliance's clients are primarily major corporate employee benefit plans, public employee retirement systems, investment companies, foundations, and endowment funds. The 54 registered investment companies, with more than 118 separate portfolios, managed by Alliance currently have over 3.5 million shareholder accounts. As of December 31, 1998, Alliance was retained as investment manager for over 35 of the FORTUNE 100 Companies.


Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:


                                         Fee as a percentage of        Fiscal
Fund                                    average daily net assets*    Year Ending
----                                    -------------------------    -----------
Alliance Premier Growth Fund                      1.00%                 11/30/98

Alliance Growth Fund                               .70                  10/31/98

Alliance Technology Fund                          1.02                  11/30/98

Alliance Quasar Fund                              1.04                   9/30/98

The Alliance Fund                                  .67                  11/30/98

Alliance Growth and Income Fund                    .48                  10/31/98

Alliance Balanced Shares Fund                      .625                  7/31/98

Alliance Utility Income Fund                        -0-%                11/30/98

Alliance Real Estate Investment Fund               .90                   8/31/98

Alliance New Europe Fund                          1.02                   7/31/98

Alliance Worldwide Privatization Fund             1.00                   6/30/98

Alliance International Premier Growth Fund          -0-                 11/30/98

Alliance Global Small Cap Fund                    1.00                   7/31/98

Alliance International Fund                        .85                   6/30/98

Alliance Greater China '97 Fund                     -0-                  7/31/98

Alliance All-Asia Investment Fund                  .24                  10/31/98

Alliance Global Environment Fund                  1.10                  10/31/98

--------------------------------------------------------------------------------
* Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.


In connection with providing advisory services to Alliance Greater China '97 Fund, Alliance has, at its expense, retained as a consultant New Alliance, a joint venture company headquartered in Hong Kong, which was formed in 1997 by Alliance and Sun Hung Kai Properties Limited. New Alliance provides Alliance with ongoing, current, and comprehensive information and analysis of conditions and developments in Greater China countries.

In connection with investments in real estate securities, Alliance has, at its expense, retained as a consultant CB Richard Ellis, Inc. ("CBRE"). CBRE is a publicly held company and the largest real estate services company in the United States, comprised of real estate brokerage, property, and facilities management, and real estate finance, and investment advisory services.

Portfolio Manager

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund, and each person's principal occupation during the past five years.


                                                          Principal Occupation
                                                          During the Past
Fund                 Employee; Year; Title                Five (5) Years*
-------------------------------------------------------------------------------
Alliance Premier     Alfred Harrison; since               Associated with
Growth Fund          inception--Vice Chairman             Alliance
                     of Alliance Capital
                     Management Corporation
                     (ACMC)**

Alliance Growth      Tyler Smith; since inception         Associated with
Fund                 --Senior Vice President              Alliance
                     of ACMC

                                                          Principal Occupation
                                                          During the Past
Fund                 Employee; Year; Title                Five (5) Years*
-------------------------------------------------------------------------------
Alliance Technology  Peter Anastos; since 1992            Associated with
Fund                 --Senior Vice President              Alliance
                     of ACMC

                     Gerald T. Malone; since 1992         Associated with
                     --Senior Vice President              Alliance
                     of ACMC

Alliance Quasar      Alden M. Stewart; since 1994         Associated with
Fund                 --Executive Vice President           Alliance
                     of ACMC

                     Randall E. Haase; since 1994         Associated with
                     --Senior Vice President              Alliance
                     of ACMC

The Alliance Fund    Alden M. Stewart; since 1997         (see above)
                     --(see above)

                     Randall E. Haase; since 1997         (see above)
                     --(see above)

Alliance Growth and  Paul Rissman; since 1994             Associated with
Income Fund          --Senior Vice President              Alliance
                     of ACMC

Alliance Balanced    Paul Rissman; since 1997             (see above)
Shares Fund          --(see above)

Alliance Utility     Paul Rissman; since 1996             (see above)
Income Fund          --(see above)

Alliance Real        Daniel G. Pine; since 1996           Associated with
Estate Investment    --Senior Vice President              Alliance since 1996;
Fund                 of ACMC                              prior thereto;
                                                          Senior Vice
                                                          President of
                                                          Desai Capital
                                                          Management

                     David Kruth; since 1997              Associated with
                     --Vice President of ACMC             Alliance since 1997;
                                                          prior thereto; Senior
                                                          Vice President of
                                                          Yarmouth Group

Alliance New Europe  Steven Beinhacker; since 1997        Associated with
Fund                 --Vice President of ACMC             Alliance

Alliance Worldwide   Mark H. Breedon; since               Associated with
Privatization Fund   inception Senior Vice                Alliance
                     President of ACMC and
                     Director and Vice President
                     of Alliance Capital Limited***

Alliance             Alfred Harrison; since 1998          (see above)
International        --(see above)
Premier Growth Fund
                     Thomas Kamp; since 1998              Associated with
                     --Senior Vice President              Alliance
                     of ACMC

Alliance Global      Alden M. Stewart; since 1994         (see above)
Small Cap Fund       --(see above)

                     Randall E. Haase; since 1994         (see above)
                     --(see above)

                     Mark D. Breedon; since 1998          (see above)
                     --(see above)

Alliance
International Fund   Nicholas D.P.Carn; since 1998        Associated with
                     --Senior Vice President              Alliance since 1995;
                     of ACMC                              prior thereto; Chief
                                                          Investment Officer of
                                                          Draycott Partners,
                                                          Inc.

Alliance Greater     Matthew W.S. Lee; since 1997         Associated with
China '97 Fund       --Vice President of ACMC             Alliance since 1997;
                                                          prior thereto;
                                                          associated with
                                                          National Mutual Funds
                                                          Management (Asia) and
                                                          James Capel and Co.
                                                          since prior to 1994

Alliance All-Asia    Hiroshi Motoki; since 1998           Associated with
Investment Fund      --Senior Vice President              Alliance since 1994;
                     of ACMC and director of              prior thereto;
                     Japanese/Asian Equity                associated with
                     research                             Ford Motor Company

Alliance Global      Linda Bolton Weiser;                 Associated with
Environment Fund     since 1998--Vice President           Alliance
                     of ACMC


* Unless indicated otherwise, persons associated with Alliance have been employed in a portfolio management, research or investment capacity.
**    The sole general partner of Alliance.
***   An indirect wholly-owned subsidiary of Alliance.


Performance of Similarly Managed Portfolios. In addition to managing the assets of Alliance Premier Growth Fund, Mr. Harrison has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for Alliance Premier Growth Fund, except for the ability of Alliance Premier Growth Fund to use futures and options as hedging tools and to invest in warrants. The Historical Portfolios also are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which Alliance Premier Growth Fund, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios. See "Investment Objectives and Policies."

Set forth below is performance data provided by Alliance relating to the Historical Portfolios for each of the nineteen full calendar years during which Mr. Harrison has managed the Historical Portfolios as an employee of Alliance and cumulatively through December 31, 1998. As of December 31, 1998, the assets in the Historical Portfolios totaled approximately $15.9 billion and the average size of an institutional account in the Historical Portfolio was $529 million. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.


The performance data is net of all fees (including brokerage commissions) charged to those accounts. The performance data is computed in accordance with standards formulated by the Association of Investment Management and Research and has not been adjusted to reflect any fees that will be payable by Alliance Premier Growth Fund, which are higherthan the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for Alliance Premier Growth Fund. Expenses associated with the distribution of Class A, Class B, and Class C shares of Alliance Premier Growth Fund in accordance with the plan adopted by Alliance Premier Growth Fund's Board of Directors pursuant to Rule 12b-1 under the 1940 Act ("distribution fees") are also excluded. The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

To the extent Alliance Premier Growth Fund does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the S&P 500 Index and Russell 1000 Growth Index may not be substantially comparable to Alliance Premier Growth Fund. The S&P 500 Index and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000 Growth Index do not reflect the deduction of any fees. If Alliance Premier Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000 Growth Index, Alliance Premier Growth Fund's performance relative to the index would be reduced by Alliance Premier Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on Alliance Premier Growth Fund's shareholders of sales charges and income taxes.

The Lipper Growth Fund Index is prepared by Lipper Analytical Services, Inc. and represents a composite index of the investment performance for the 30 largest growth mutual funds. The composite investment performance of the Lipper Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.

The following performance data is provided solely to illustrate Mr. Harrison's performance in managing the Historical Portfolios and the Alliance Premier Growth Fund as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of Alliance Premier Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

Schedule of Composite Investment Performance--Historical Portfolios*


                                                                        Russell          Lipper
                      Premier        Historical         S&P 500          1000            Growth
                      Growth         Portfolios          Index       Growth Index      Fund Index
                       Fund         Total Return**   Total Return    Total Return     Total Return
Year ended December:
1998*** ...........   42.97%           52.16%           28.60%           38.71%           25.69%
1997*** ...........   27.05            34.64            33.36            30.49            25.30
1996*** ...........   18.84            22.06            22.96            23.12            17.48
1995*** ...........   40.66            39.83            37.58            37.19            32.65
1994 ..............   (9.78)           (4.82)           (1.32)            2.66            (1.57)
1993 ..............    5.35            10.54            10.08             2.90            11.98
1992 ..............      --            12.18             7.62             5.00             7.63
1991 ..............      --            38.91            30.47            41.16            35.20
1990 ..............      --            (1.57)           (3.10)           (0.26)           (5.00)
1989 ..............      --            38.80            31.69            35.92            28.60
1988 ..............      --            10.88            16.61            11.27            15.80
1987 ..............      --             8.49             5.25             5.31             1.00
1986 ..............      --            27.40            18.67            15.36            15.90
1985 ..............      --            37.41            31.73            32.85            30.30
1984 ..............      --            (3.31)            6.27             (.95)           (2.80)
1983 ..............      --            20.80            22.56            15.98            22.30
1982 ..............      --            28.02            21.55            20.46            20.20
1981 ..............      --            (1.09)           (4.92)          (11.31)           (8.40)
1980 ..............      --            50.73            32.50            39.57            37.30
1979 ..............      --            30.76            18.61            23.91            27.40
Cumulative total
return for
the period
January 1, 1979 to
December 31, 1998        --             4708%            2525%            2373%            2003%


--------------------------------------------------------------------------------
* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions.
      The basis of preparation of this data is described in the preceding discussion. Total returns for Alliance Premier Growth Fund are for Class A shares, with imposition of the maximum 4.25% sales charge.
** Assumes imposition of the maximum advisory fee charged by Alliance for any Historical Portfolio for the period involved.
*** During this period, the Historical Portfolios differed from Alliance Premier Growth Fund in that Alliance Premier Growth Fund invested a portion of its net assets in warrants on equity securities in which the Historical Portfolios were unable, by their investment restrictions, to purchase. In lieu of warrants, the Historical Portfolios acquired the common stock upon which the warrants were based.

The average annual total returns presented below are based upon the cumulative total return as of December 31, 1998 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS


                                                                        Russell          Lipper
                      Premier        Historical         S&P 500          1000            Growth
                      Growth         Portfolios          Index       Growth Index      Fund Index
One year .........    42.97%           52.16%           28.60%           38.71%           25.69%
Three years ......    33.03            35.74            28.23            30.62            23.67
Five years .......    26.65            27.19            24.05            25.70            19.82
Ten years ........    24.38+           22.86            19.19            20.57            17.21
Since January 1,
1979 .............       --            21.37            17.75            17.40            16.45


--------------------------------------------------------------------------------
+     Since inception on 9/28/92

The Funds' SAIs have more detailed information about Alliance and other Fund service providers.

--------------------------------------------------------------------------------
                          PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at 4 p.m. Eastern time each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds' value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund.

HOW TO BUY SHARES

You may purchase Advisor Class shares through your financial representative at NAV. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses. You may purchase and hold shares solely:

o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Fund's principal underwriter, Alliance Fund Distributors, Inc. or AFD;

o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets;

o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds; and

o through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by AFD and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent.

Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares to be approved by AFD for investment in Advisor Class shares. The Fund's Statement of Additional Information has more detailed information about who may purchase and hold Advisor Class shares.

A Fund may refuse any order to purchase Advisor Class shares. In particular, the Funds' reserve the right to restrict purchases of Advisor Class shares (including through exchanges) when there appears to be evidence a pattern of frequent purchases and sales made in response to short-term considerations.

HOW TO EXCHANGE SHARES

You may exchange your Advisor Class shares for Advisor Class shares of other Alliance Mutual Funds. Exchanges of Advisor Class shares are made at the next-determined NAV, without any sales or service charge. You may request an exchange by mail or telephone. You must call by 4:00 p.m. Eastern time to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES


You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). If you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial representative.


o     Selling Shares Through Your Financial Representative

Your financial representative must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV. Your financial representative is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

o     Selling Shares Directly to the Fund

By Mail:

      -- Send a signed letter of instruction or stock power, along with certificates, to:


                          Alliance Fund Services, Inc.
                                 P.O. Box 1520
                           Secaucus, N.J. 07906-1520
                                  800-221-5672


      -- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AFS.

By Telephone:

      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AFS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      -- A telephone redemption request must be received by 4:00 p.m. Eastern time for you to receive that day's NAV.

      -- If you have selected electronic funds transfer in your Shareholder Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      -- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

OTHER

If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale, or exchange of Advisor Class shares of a Fund that are different from those described in this prospectus. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the day following the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network. There is no sales or other charge on the reinvestment of Fund dividends and distributions.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.


The Funds expect that their distributions will consist either of net income or long-term capital gains. For federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to Alliance Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the

Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a full credit or deduction for the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. See the Fund's SAI for a further explanation of these tax issues.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

Each year shortly after December 31, the Funds will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
                               CONVERSION FEATURE
--------------------------------------------------------------------------------

Conversion

As described above, Advisor Class shares may be held solely through certain fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Funds. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or to be associated with an eligible investment advisor or financial intermediary or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice, to Class A shares of the same Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge.

Description of Class A Shares

The Class A shares of each Fund have a distribution fee of .30% under the Fund's Rule 12b-1 plan that allows the Fund to pay distribution and service fees for the distribution and sale of its shares. Because this fee is paid out of the Fund's assets, Class A shares have a higher expense ratio and may pay lower dividends and may have a lower NAV than Advisor Class shares.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the independent accountants for The Alliance Fund, Alliance Growth Fund, Alliance Premier Growth Fund, Alliance International Premier Growth Fund, Alliance Balanced Shares, Alliance Utility Income Fund, Alliance Worldwide Privatization Fund, and Alliance Growth and Income Fund, and by Ernst & Young LLP, the independent accountants for Alliance All-Asia Investment Fund, Alliance Technology Fund, Alliance Quasar Fund, Alliance International Fund, Alliance New Europe Fund, Alliance Global Small Cap Fund, Alliance Global Environment Fund, Alliance Greater China '97 Fund and Alliance Real Estate Investment Fund, whose reports, along with each Fund's financial statements, are included in the SAI, which is available upon request.

                                             Income from Investment Operations                Less Dividends and Distributions
                                        ---------------------------------------------   --------------------------------------------
                                                          Net Gains
                            Net Asset                    or Losses on                     Dividends    Distributions
                              Value,                      Securities      Total from      from Net      in Excess of  Distributions
                            Beginning   Net Investment  (both realized    Investment     Investment   Net Investment       from
Fiscal Year or Period       of Period    Income (Loss)  and unrealized)   Operations       Income        Income       Capital Gains
---------------------     ------------  --------------  --------------   -------------  -----------   --------------  --------------
Alliance Premier
Growth Fund
  Year ended 11/30/98 ....   $ 22.10      $(.07)(b)         $ 7.14          $ 7.07         $0.00          $0.00          $(1.46)
  Year ended 11/30/97 ....     17.99       (.06)(b)           5.25            5.19          0.00           0.00           (1.08)
  10/2/96+ to 11/30/96 ...     15.94       (.01)(b)           2.06            2.05          0.00           0.00            0.00

Alliance Growth Fund
  Year ended 10/31/98 ....   $ 44.08      $ .08(b)          $ 6.22          $ 6.30         $0.00          $0.00          $(2.91)
  Year ended 10/31/97 ....     34.91       (.05)(b)          10.25           10.20          0.00           0.00           (1.03)
  10/2/96+ to 10/31/96 ...     34.14       0.00(b)             .77             .77          0.00           0.00            0.00

Alliance Technology Fund
  Year ended 11/30/98 ....   $ 54.63      $(.50)(b)         $15.49          $14.99         $0.00          $0.00          $ (.58)
  Year ended 11/30/97 ....     51.17       (.45)(b)           4.33            3.88          0.00           0.00            (.42)
  10/2/96+ to 11/30/96 ...     47.32       (.05)(b)           3.90            3.85          0.00           0.00            0.00

Alliance Quasar Fund
  Year ended 9/30/98 .....   $ 30.42      $(.09)(b)         $(6.73)         $(6.82)        $0.00          $0.00          $(1.23)
  10/2/96+ TO 9/30/97 ....     27.82       (.17)(b)           6.88            6.71          0.00           0.00           (4.11)

The Alliance Fund
  Year ended 11/30/98 ....   $  8.69      $(.01)(b)         $ (.53)         $ (.54)        $0.00          $0.00          $(2.17)
  Year ended 11/30/97 ....      7.71       (.02)(b)           2.10            2.08          (.04)          0.00           (1.06)
  10/2/96+ to 11/30/96 ...      6.99       0.00                .72             .72          0.00           0.00            0.00

Alliance Growth and
Income Fund
  Year ended 10/31/98 ....   $  3.48      $ .04(b)          $  .43          $  .47         $(.05)         $0.00          $ (.46)
  Year ended 10/31/97 ....      3.00        .05(b)             .87             .92         (0.06)          0.00            (.38)
  10/2/96+ to 10/31/96 ...      2.97       0.00                .03             .03          0.00           0.00            0.00

Alliance Balanced Shares
  Year ended 7/31/98 .....   $ 16.17      $ .37(b)          $ 1.87          $ 2.24         $(.36)         $0.00          $(2.07)
  10/2/96+ to 7/31/97 ....     14.79        .23(b)            3.22            3.45          (.27)          0.00           (1.80)

Alliance Utility
Income Fund
  Year ended 11/30/98 ....   $ 12.49      $ .37(b)(c)       $ 2.66          $ 3.03         $(.35)         $0.00          $(.47)
  Year ended 11/30/97 ....     10.59        .36(b)(c)         2.04            2.40          (.37)         0.00            (.13)
  10/2/96+ to 11/30/96 ...      9.95        .03(b)(c)          .61             .64          0.00          0.00            0.00

Alliance Real Estate
Investment Fund
  Year ended 8/31/98 .....   $ 12.82      $ .55(b)          $(2.34)         $(1.79)        $(.54)         $0.00          $ (.01)
  10/1/96+ to 8/31/97 ....     10.00        .35(b)            2.88            3.23          (.41)(f)       0.00            0.00

Alliance New Europe Fund
  Year ended 7/31/98 .....   $ 18.57      $ .08(b)          $ 5.28          $ 5.36         $0.00          $(.09)         $(2.05)
  10/2/96+ to 7/31/97 ....     16.25        .11(b)            3.76            3.87          (.09)          (.14)          (1.32)

Alliance Worldwide
Privatization Fund
  Year ended 6/30/98 .....   $ 13.23      $ .19(b)          $  .80          $  .99         $(.23)         $0.00          $(1.36)
  10/2/96+ to 6/30/97 ....     12.14        .18(b)            2.52            2.70          (.19)          0.00           (1.42)

Alliance International
Premier Growth Fund
  3/3/98+ to 11/30/98 ....   $ 10.00      $ .01(b)(c)       $ (.37)         $ (.36)        $0.00          $0.00          $ 0.00

Alliance Global
Small Cap Fund
  Year ended 7/31/98 .....   $ 12.89      $ .07(b)          $  .37          $  .30         $0.00          $0.00          $ (.99)
  10/2/96+ to 7/31/97 ....     12.56       (.08)(b)           1.97            1.89          0.00           0.00           (1.56)

Alliance International
Fund
  Year ended 6/30/98 .....   $ 18.67      $ .02(b)(c)       $ 1.13          $ 1.15         $(.07)         $0.00          $(1.21)
  10/2/96+ to 6/30/97 ....     17.96        .16(b)            1.78            1.94          (.15)          0.00           (1.08)

Alliance Greater
China '97 Fund
  9/3/97+ to 7/31/98 .....   $ 10.00      $ .10(b)(c)       $(5.18)         $(5.08)        $(.07)         $0.00          $ 0.00

Alliance All-Asia
Investment Fund
  Year ended 10/31/98 ....   $  7.56      $(.08)(b)(c)      $(1.58)         $(1.66)        $0.00          $0.00          $ 0.00
  Year ended 10/31/97 ....     11.04       (.15)(b)(c)       (2.99)          (3.14)         0.00           0.00            (.34)
  10/2/96+ to 10/31/96 ...     11.65       0.00(c)            (.61)           (.61)         0.00           0.00            0.00

Alliance Global
Environment Fund
  12/29/97+ to 10/31/98 ..   $  9.15      $(.20)            $ (.58)         $ (.78)        $0.00          $0.00          $ 0.00

                                Less
                            Distributions                                                Ratios/Supplemental Data
                            -------------                                -----------------------------------------------------------
                               Total        Net Asset                                     Ratio of      Ratio of Net
                             Dividends        Value,                      Net Assets,     Expenses      Income (Loss)
                                and           End of        Total        End of Period   to Average      to Average      Portfolio
Fiscal Year or Period      Distributions      Period       Return (a)   (000's omitted)  Net Assets      Net Assets    Turnover Rate
---------------------      --------------  -------------  ------------  ---------------  -----------    -------------  -------------
Alliance Premier
Growth Fund
  Year ended 11/30/98 ....     $(1.46)        $27.71         34.31%        $271,661         1.26%(e)         (.28)%          82%
  Year ended 11/30/97 ....      (1.08)         22.10         30.98           53,459         1.25             (.28)           76
  10/2/96+ to 11/30/96 ...       0.00          17.99         12.86            1,922         1.50             (.48)           95

Alliance Growth Fund
  Year ended 10/31/98 ....     $(2.91)        $47.47         14.92%        $174,745          .93%(e)          .17%           61%
  Year ended 10/31/97 ....      (1.03)         44.08         29.92          101,205          .98(e)          (.12)           48
  10/2/96+ to 10/31/96 ...       0.00          34.91          2.26              946         1.26*            0.50            46

Alliance Technology Fund
  Year ended 11/30/98 ....     $ (.58)        $69.04         27.73%        $230,295         1.37%(e)         (.84)%          67%
  Year ended 11/30/97 ....       (.42)         54.63          7.65          167,120         1.39(e)          (.81)           51
  10/2/96+ to 11/30/96 ...       0.00          51.17          8.14              566         1.75*           (1.21)*          30

Alliance Quasar Fund
  Year ended 9/30/98 .....     $(1.23)        $22.37        (23.24)%       $175,037         1.38%            (.32)%         109%
  10/2/96+ TO 9/30/97 ....      (4.11)         30.42         28.47           62,455         1.58             (.74)          135

The Alliance Fund
  Year ended 11/30/98 ....     $(2.17)        $ 5.98         (8.19)%       $ 11,305          .83%            (.16)%         106%
  Year ended 11/30/97 ....      (1.10)          8.69         32.00           10,275          .83             (.21)          158
  10/2/96+ to 11/30/96 ...       0.00           7.71         10.30            1,083          .89*            0.38*           80

Alliance Growth and
Income Fund
  Year ended 10/31/98 ....     $ (.51)        $ 3.44         14.96%        $ 22,786          .76%(e)         1.14%           89%
  Year ended 10/31/97 ....       (.44)          3.48         33.61            3,207          .71(e)          1.42            88
  10/2/96+ to 10/31/96 ...       0.00           3.00          1.01               87         0.37*            3.40*           88

Alliance Balanced Shares
  Year ended 7/31/98 .....     $(2.43)        $15.98         15.32%        $  2,079         1.06%(e)         2.33%          145%
  10/2/96+ to 7/31/97 ....      (2.07)         16.17         25.96            1,565         1.30*(e)         2.15*          207

Alliance Utility
Income Fund
  Year ended 11/30/98 ....      $(.82)        $14.70         25.34%        $    523         1.20%(d)         2.83%          16%
  Year ended 11/30/97 ....       (.50)         12.49         23.57               42         1.20(d)          3.29           37
  10/2/96+ to 11/30/96 ...       0.00          10.59          6.33               33         1.20(d)          4.02           98

Alliance Real Estate
Investment Fund
  Year ended 8/31/98 .....     $ (.55)        $10.48        (14.74)%       $  2,899         1.25%            4.08%          23%
  10/1/96+ to 8/31/97 ....       (.41)         12.82         32.72            2,313         1.45*(d)(e)      3.07*          20

Alliance New Europe Fund
  Year ended 7/31/98 .....     $(2.14)        $21.79         32.55%        $  3,143         1.56%(e)          .39%          99%
  10/2/96+ to 7/31/97 ....      (1.55)         18.57         25.76            4,130         1.71*             .77*          89

Alliance Worldwide
Privatization Fund
  Year ended 6/30/98 .....     $(1.59)        $12.63          9.48%        $  1,716         1.45%            1.48%          53%
  10/2/96+ to 6/30/97 ....      (1.61)         13.23         25.24              374         1.96*            2.97*          48

Alliance International
Premier Growth Fund
  3/2/98+ to 11/30/98 ....     $ 0.00         $ 9.64         (3.60)%       $  1,386         2.20%(d)*         .13%*        151%

Alliance Global
Small Cap Fund
  Year ended 7/31/98 .....     $ (.99)        $12.20          2.82%        $    392         1.87%(e)         (.57)%        113%
  10/2/96+ to 7/31/97 ....      (1.56)         12.89         17.08              333         2.05*(e)         (.84)*        129

Alliance International
Fund
  Year ended 6/30/98 .....     $(1.28)        $18.54          6.98%        $47,154          1.47%             .13%         121%
  10/2/96+ to 6/30/97 ....      (1.23)         18.67         11.57           8,697          1.69(d)          1.47*          94

Alliance Greater
China '97 Fund
  9/3/97+ to 7/31/98 .....     $ (.07)        $ 4.85        (51.06)%       $    60          2.22(d)(e)       1.51%          58%

Alliance All-Asia
Investment Fund
  Year ended 10/31/98 ....     $ 0.00         $ 5.90        (21.96)%       $ 2,012          3.46(d)(e)       1.22%          93%
  Year ended 10/31/97 ....       (.34)          7.56        (29.42)          1,338          3.21(d)         (1.51)          70
  10/2/96+ to 10/31/96 ...       0.00          11.04         (5.24)             27          4.97*(d)         1.63           66

Alliance Global
Environment Fund
  12/29/97+ to 10/31/98 ..     $ 0.00         $ 8.37         (8.52)%       $     5          3.04%*(e)       (2.39)%*       205%


--------------------------------------------------------------------------------

Please refer to footnotes on page 60.

+     Commencement of distribution.
*     Annualized.
(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.
(b)   Based on average shares outstanding.
(c)   Net of fee waiver and expense reimbursement.
(d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in (e) below, would have been as follows:



                                                   1996        1997       1998
Alliance All-Asia Investment Fund
  Advisor Class                                    5.54%*      3.43%      4.39%

Alliance Utility Income Fund
  Advisor Class                                    3.48%*      3.29%      2.21%

Alliance Real Estate Investment Fund
  Advisor Class                                      --        1.47%*       --

Alliance International Premier Growth Fund
  Advisor Class                                      --          --       6.28%

Alliance International Fund
  Advisor Class                                                  --       1.62%

Alliance Greater China '97 Fund
  Advisor Class                                                  --      18.13%*


(e) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the rate of expenses to average net assets assuming the assumption and/or waived reimbursement of expenses described in note (d) above would have been as follows:


                                                               1997       1998
Alliance International Fund
  Advisor Class                                                1.69%*       --

Alliance Global Small Cap Fund
  Advisor Class                                                2.04%*     1.84%

Alliance New Europe Fund
  Advisor Class                                                1.71%*     1.54%

Alliance All-Asia Investment Fund
  Advisor Class                                                  --       3.41%

Alliance Balanced Shares
  Advisor Class                                                1.29%*     1.05%

Alliance Real Estate Investment Fund
  Advisor Class                                                1.44%*       --

Alliance Growth and Income Fund
  Advisor Class                                                 .70%       .75%

Alliance Growth  Fund
  Advisor Class                                                 .96%        92%

Alliance Technology Fund  Fund
  Advisor Class                                                1.38%      1.36%

Alliance Greater China '97 Fund
  Advisor Class                                                  --       2.20%*

Alliance Premier Growth Fund
  Advisor Class                                                  --       1/25%

Alliance Global Environment Fund
  Advisor Class                                                  --       3.03%


(f) Distributions from net investment income include a tax return of capital of $.03.

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------

The following is additional information about the United Kingdom, Japan and Greater China countries.


Investment in United Kingdom Issuers. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was
1.50 in 1993 and 1.66 in 1998. On January 22, 1999 the U.S. Dollar-pound sterling exchange rate was 1.66.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 5,882.6 at the end of 1998, up approximately 15% from the end of 1997. On October 5, 1998 the FT-SE 100 index closed at 4648.7, the lowest close in the 12-month period prior to that date, after reaching a high of 6179.0 on July 20, 1998. The FT-SE 100 index closed at 4990.1 on January 22, 1999.

The Economic and Monetary Union ("EMU") became effective on January 1, 1999. When fully implemented in 2002, the EMU will establish a common currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.


From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, holding 418 of 658 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, has launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair has also undertaken a comprehensive restructuring of the regulation of the financial services industry. For further information regarding the United Kingdom, see the Statement of Additional Information of New Europe Fund.


Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. Dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. dollar, but has since fallen from its post-World War II high (in 1995) against the U.S. Dollar.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1997. On December 31, 1998 the TOPIX closed at 1086.99, down approximately 7% from the end of 1997. Certain valuation measures, such as price-to-book value and price-to-cash flow ratios, indicate that the Japanese stock market is near its lowest level in the last twenty years relative to other world markets.


In recent years, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that may lead to more open Japanese markets with respect to trade in certain goods and services. In June 1995, the two countries agreed in principle to increase Japanese imports of American automobiles and automotive parts. Nevertheless it is expected that the continuing friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.


Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party. Between August 1993 and October 1996 Japan was ruled by a series of four coalition governments. As the result of a general election on October 20, 1996, however, Japan returned to a single-party government led by Ryutaro Hashimoto, a member of the Liberal Democratic Party ("LDP"). While the LDP does not control a majority of the seats in the parliament, subsequent to the 1996 elections it established a majority in the House of Representatives as individual members joined the ruling party. The popularity of the LDP declined, however, due to the dissatisfaction with Mr. Hashimoto's leadership. In the July 1998 House of Councillors election, the LDP's representation fell to 103 seats from 120 seats. As a result of the LDP's defeat, Mr. Hashimoto resigned as prime minister and leader of the LDP. Mr. Hashimoto was replaced by Keizo Obuchi.
On January 14, 1999, the LDP formed a coalition government with a major opposition party. As a result, Mr. Obuchi's administration strengthened its position in the parliament, where it increased its majority in the House of Representatives and reduced its shortfall in the House of Councillors. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Japan's banks also have significant exposure to the current financial turmoil in other Asian markets. Following the insolvency of one of Japan's largest banks in November 1997, the government proposed several plans designed to strengthen the weakened banking sector. In October 1998, the Japanese parliament approved several new laws that will make $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. It is unclear whether these new laws will achieve their intended effect. For further information regarding Japan, see the Statements of Additional Information of Alliance International Fund and Alliance All-Asia Investment Fund.


Investment in Greater China Issuers. China, in particular, but Hong Kong and Taiwan, as well, in significant measure because of their existing and increasing economic, and now in the case of Hong Kong, direct political ties with China, may be subject to a greater degree of economic, political and social instability than is the case in the United States.

China's economy is very much in transition. While the government still controls production and pricing in major economic sectors, significant steps have been taken toward capitalism and China's economy has become increasingly market oriented. China's strong economic growth and ability to attract significant foreign investment in recent years stem from the economic liberalization initiated by Deng Xiaoping who assumed power in the late 1970s. The economic growth, however, has not been smooth and has been marked by extremes in many respects of inordinate growth, which has not been tightly controlled, followed by rigid measures of austerity.

The rapidity and erratic nature of the growth have resulted in inefficiencies and dislocations, including at times high rates of inflation.

China's economic development has occurred notwithstanding the continuation of the power of China's Communist Party and China's authoritarian government control, not only of centrally planned economic decisions, but of many aspects of the social structure. While a significant portion of China's population has benefited from China's economic growth, the conditions of many leave much room for improvement. Notwithstanding restrictions on freedom of expression and the absence of a free press, and notwithstanding the extreme manner in which past unrest has been dealt with, the 1989 Tianamen Square uprising being a recent reminder, the potential for renewed popular unrest associated with demands for improved social, political and economic conditions cannot be dismissed.

Following the death of Deng Xiaoping in February 1997, Jian Zemin became the leader of China's Communist Party. The transfer of political power has progressed smoothly and Jiang's popularity and credibility have gradually increased. Jiang continues to consolidate his power, but as of yet does not appear to have the same degree of control as did Deng Xiaoping. Jiang has continued the market-oriented policies of Deng. Currently, China's major economic challenge centers on reforming or eliminating inefficient state-owned enterprises without creating an unacceptable level of unemployment. Recent capitalistic policies have in many respects effectively outdated the Communist Party and the governmental structure, but both remain entrenched. The Communist Party still controls access to governmental positions and closely monitors governmental action. Essentially there exists an inefficient set of parallel bureaucracies and attendant opportunities for corruption.

In addition to the economic impact of China's internal political uncertainties, the potential effect of China's actions, not only on China Itself, but on Hong Kong and Taiwan as well, could also be significant.


China is heavily dependent on foreign trade, particularly with Japan, the U.S., South Korea and Germany. Political developments adverse to its trading partners, as well as political and social repression, could cause the U.S. and others to alter their trading policy towards China. For example, in the U.S., the continued extension of most favored nation trading status to China which is reviewed regularly and was reviewed in 1998 is an issue of significant controversy. Loss of that status would clearly hurt China's economy by reducing its exports. With much of China's trading activity being funneled through Hong Kong and with trade through Taiwan becoming increasingly significant, any sizable reduction in demand for goods from China would have negative implications for both countries. China is believed to be the largest investor in Hong Kong and its markets and an economic downturn in China would be expected to reverberate through Hong Kong's markets as well.

Although China has committed by treaty to preserve Hong Kong's autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. Hong Kong is headed by a chief executive, appointed by the central government of China, whose power is checked by both the government of China and a Legislative Council. Although Hong Kong voters voted overwhelmingly for pro-democracy candidates in the recent election, it remains possible that China could exert its authority so as to alter the economic structure, political structure or existing social policy of Hong Kong. Investor and business confidence in Hong Kong can be significantly affected by such developments, which in turn can affect markets and business performance. In this connection, it is noted that a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate-related activities. The securities markets of China and to a lesser extent Taiwan, are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, Alliance Greater China '97 Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign investment in the securities markets of China and Taiwan is restricted or controlled to varying degrees. These restrictions or controls, which apply to the Alliance Greater China '97 Fund may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. China and Taiwan require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from China and Taiwan is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose restrictions on foreign capital remittances.

Alliance Greater China '97 Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Fund's investments in any country in which any of these factors exists could be affected by any such factor or factors on the Fund's investments. The limited liquidity in certain Greater China markets is a factor to be taken into account in the Fund's valuation of portfolio securities in this category and may affect the Fund's ability to dispose of securities in order to meet redemption requests at the price and time it wishes to do so. It is also anticipated that transaction costs, including brokerage commissions for transactions both on and off the securities exchanges in Greater China countries, will be higher than in the U.S.


Issuers of securities in Greater China countries are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as timely disclosure of information, insider trading rules, restrictions on market manipulation and shareholder proxy requirements. Reporting, accounting and auditing standards of Greater China countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of Greater China country issuers than to investors in securities of U.S. issuers.

Investment in Greater China companies which are in the initial stages of their development involves greater risk than is customarily associated with securities of more established companies. The securities of such companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of established companies or broad market indices.

For more information about the Funds, the following documents are available upon request:

o     Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

o     Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, by contacting your broker or other financial intermediary, or by contacting
Alliance:

By Mail:          c/o Alliance Fund Services, Inc.
                  P.O. Box 1520
                  Secaucus, N.J. 07096-1520


By Phone:         For Information: (800) 221-5672
                  For Literature:  (800) 227-4618


Or you may view or obtain these documents from the Commission:


In Person:        at the Commission's Public Reference Room
                  in Washington, D.C.


By Phone:         1-800-SEC-0330

By Mail:          Public Reference Section
                  Securities and Exchange Commission
                  Washington, DC 20549-6009
                  (duplicating fee required)

On The Internet:  www.sec.gov

You also may find more information about Alliance and the Funds on the internet at www.Alliancecapital.com

---------------------------
 Alliance Stock Funds
 Subscription Application
 - Advisor Class
---------------------------




      The Alliance Fund
      Growth Fund
      Premier Growth Fund
      Technology Fund
      Quasar Fund
      International Fund
      International Premier Growth Fund
      Worldwide Privatization Fund
      New Europe Fund
      All-Asia Investment Fund
      Greater China '97 Fund
      Global Small Cap Fund
      Global Environment Fund
      Balanced Shares
      Utility Income Fund
      Growth & Income Fund
      Real Estate Investment Fund


To Open Your New Alliance Account...

Please complete the application and mail it to:

      Alliance Fund Services, Inc.
      P.O. Box 1520
      Secaucus, New Jersey 07096-1520

For certified or overnight deliveries, send to:

      Alliance Fund Services, Inc.
      500 Plaza Drive
      Secaucus, New Jersey  07094

Section 1  Your Account Registration

(Required)

Complete one of the available choices. To ensure proper tax reporting to the
IRS:

      o     Individuals, Joint Tenants, Transfer on Death and Gift/Transfer to a
            Minor:

            o Indicate your name(s) exactly as it appears on your social security card.

      o     Transfer on Death:

            o     Ensure that your state participates

      o     Trust/Other:

            o Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

Section 2 Your Address (Required) Complete in full.

      o     Non-Resident Alien:

            o     Indicate your permanent country of residence.

Section 3 Your Initial Investment (Required)

For each fund in which you are investing: (1) Write the three digit fund number in the column titled 'Indicate three digit fund number located below'.

(2) Write the dollar amount of your initial purchase in the column titled 'Indicate Dollar Amount'.

(3) Check off a distribution option for your dividends.

(4) Check off a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a preprinted, voided check for that account. If you want your distributions sent to a third party you must complete Section 4E.

Section 4 Your Shareholder Options

(Complete only those options you want)

A. Automatic Investment Plans (AIP) - You can make periodic investments into any of your Alliance Funds in one of three ways. First, by a periodic withdrawal ($25 minimum) directly from your bank account and invested into an Alliance Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into another Fund. Or third, you can automatically exchange monthly ($25 minimum) shares of one Alliance Fund for shares of another Fund. To elect one of these options, complete the appropriate portion of Section 4A & 4D. If more than one dividend direction or monthly exchange is desired, please call our Literature Center to obtain a Shareholder Account Services Options Form for completion.

B. Telephone Transactions via EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.

C. Systematic Withdrawal Plans (SWP) - Complete this option if you wish to periodically redeem dollars from one of your fund accounts. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.

D. Bank Information - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a preprinted, voided check of the account you wish to use to this section of the application.

E. Third Party Payment Details - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option. Medallion Signature Guarantee is required if your account is not maintained by a broker dealer.

Section 5 Shareholder Authorization

(Required) All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At: (800) 221-5672.

                       -----------------------------------
                       For Literature Call: (800) 227-4618
                       -----------------------------------

The Alliance Stock Funds Subscription Application

- Advisor Class

--------------------------------------------------------------------------------
1. Your Account Registration (Please Print in Capital Letters and Mark Check Boxes Where Applicable)
--------------------------------------------------------------------------------

|_| Individual Account [ |_| Male |_| Female ] - or - |_| Joint Account - or -

|_| Transfer On Death [ |_| Male |_| Female ] - or - Gift/Transfer to a Minor

|_| |_| |_| |_| |_| |_| |_| |_| |_|   |_|   |_| |_| |_| |_| |_| |_| |_| |_| |_|
Owner or Custodian  (First Name)      (MI)  (Last Name)

|_| |_| |_| |_| |_| |_| |_| |_| |_|   |_|   |_| |_| |_| |_| |_| |_| |_| |_| |_|
(First Name) Joint Owner*,            (MI)  (Last Name)
Transfer On Death Beneficiary
or Minor

|_| |_| |_| - |_| |_| - |_| |_| |_| |_|
Social Security Number of Owner or Minor
(required to open account)

If Uniform Gift/Transfer
to Minor Account:
|_| |_| Minor's State of Residence

If Joint Tenants Account: * The Account will be registered "Joint Tenants with right of Survivorship" unless you indicate otherwise below:

|_| In Common |_| By Entirety |_| Community Property

|_| Trust - or - |_| Corporation - or - |_| Other
                                                 -------------------------------

|_| |_| |_| |_| |_| |_| |_| |_| |_|   |_|   |_| |_| |_| |_| |_| |_| |_| |_| |_|
Name of Trustee if applicable         (MI)  (Last Name)
(First Name)

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Name of Trust or Corporation or Other Entity

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Name of Trust or Corporation or Other Entity continued

|_| |_| |_| |_| |_| |_| |_| |_|      |_| |_| |_| |_| |_| |_| |_| |_| |_|
Trust Dated (MM, DD, YYYY)           Tax ID Number (required to open account)

                               |_| Employer ID Number - OR - |_| Social Security
                                                                 Number

--------------------------------------------------------------------------------
2. Your Address
--------------------------------------------------------------------------------

|_| |_| |_| |_| |_| |_| |_|  |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Street Number                Street Name

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|   |_| |_|    |_| |_| |_| |_| |_|
City                                              State      Zip code

|_| |_| |_| |_| |_| |_| |_| |_|     |_| |_| |_| - |_| |_| |_| - |_| |_| |_| |_|
If Non-U.S., Specify Country        Daytime Phone Number

|_| U.S. Citizen  |_| Resident Alien  |_| Non-Resident Alien

90063GEN-TASFApp-Advisor-P1                           Alliance Capital [LOGO](R)

--------------------------------------------------------------------------------
3. Your Initial Investment
--------------------------------------------------------------------------------

I hereby subscribe for shares of the following Alliance Stock Fund(s) Advisor Class and elect distribution options as indicated.

---------------------------------------
Broker/Dealer Use Only:  Wire Confirm #

   |_| |_| |_| |_| |_| |_| |_| |_|
---------------------------------------

Dividend and Capital Gain Distribution Options:

R     Reinvest distributions into my fund account.

C Send my distributions in cash to the address I have provided in Section 2. (Complete Section 4D for direct deposit to your bank account. Complete
      Section 4E for payment to a third party).

D Direct my distributions to another Alliance fund. Complete the appropriate portion of Section 4A to direct your distributions (dividends and capital gains) to another Alliance Fund.

-----------  -------------   ----------------------  ---------------------------
  Make all                                               Distribution Options
  checks*    Indicate three                                  *Check One
payable to:    digit Fund    Indicate Dollar Amount  ---------------------------
  Alliance       number                               Dividends    Capital Gains
   Funds     located below                            R   C   D     R   C   D
-----------  -------------   ----------------------  -----------   -------------
              |_| |_| |_|    $ |__________________|  |R| |C| |D|   |R| |C| |D|
              |_| |_| |_|    $ |__________________|  |R| |C| |D|   |R| |C| |D|
              |_| |_| |_|    $ |__________________|  |R| |C| |D|   |R| |C| |D|
              |_| |_| |_|    $ |__________________|  |R| |C| |D|   |R| |C| |D|


----------------------
  Total Investment       $ |__________________|
----------------------

*     Cash and money orders are not accepted

--------------------------------------------------------------------------------
Alliance Stock Fund Names and Numbers
--------------------------------------------------------------------------------

                                                                         -------
                                                                         Advisor
                                                                          Class
                                                                         -------

--------------------------------------------------------------------------------
                      The Alliance Fund                                    444
                    ------------------------------------------------------------
                      Growth Fund                                          431
                    ------------------------------------------------------------
Domestic              Premier Growth Fund                                  478
                    ------------------------------------------------------------
                      Technology Fund                                      482
                    ------------------------------------------------------------
                      Quasar Fund                                          426
--------------------------------------------------------------------------------
                      International Fund                                   440
                    ------------------------------------------------------------
                      International Premier Growth                         479
                    ------------------------------------------------------------
                      Worldwide Privatization Fund                         412
                    ------------------------------------------------------------
Global                New Europe Fund                                      462
                    ------------------------------------------------------------
                      All-Asia Investment Fund                             418
                    ------------------------------------------------------------
                      Greater China '97 Fund                               460
                    ------------------------------------------------------------
                      Global Small Cap Fund                                445
                    ------------------------------------------------------------
                      Global Environment Fund                              481
--------------------------------------------------------------------------------
                      Balanced Shares                                      496
                    ------------------------------------------------------------
                      Utility Income Fund                                  409
Total               ------------------------------------------------------------
Return                Growth & Income Fund                                 494
                    ------------------------------------------------------------
                      Real Estate Investment Fund                          410
--------------------------------------------------------------------------------

90063GEN-TASFApp-Advisor-P2

--------------------------------------------------------------------------------
4. Your Shareholder Options
--------------------------------------------------------------------------------

A. Automatic Investment Plans (AIP)

|_| Withdraw From My Bank Account Via EFT* I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also for the bank account you wish to use).

1 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

2 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

3 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

                Frequency:  M = monthly  Q = quarterly  A = annually

      * Electronic Funds Transfer. Your bank must be a member of the National Automated Clearing House Association (NACHA)

|_| Direct My Distributions As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance Fund.

      FROM:    |_| |_| |_|     |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| - |_|
               Fund Number     Account Number (If existing)

      TO:      |_| |_| |_|     |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| - |_|
               Fund Number     Account Number (If existing)

|_| Exchange My Shares Monthly I authorize Alliance to transact monthly exchanges, within the same class of shares, between my fund accounts as listed below.

      FROM:    |_| |_| |_|     |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| - |_|
               Fund Number     Account Number (If existing)

               |_| |_| , |_| |_| |_|.00    |_| |_|
               Amount ($25 minimum)        Day of Exchange**

      TO:      |_| |_| |_|     |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| - |_|
               Fund Number     Account Number (If existing)

      ** Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.

B. Purchases and Redemptions Via EFT

      You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.

      Instructions:     o     Review the information in the Prospectus about
                              telephone transaction services.

                        o If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to Section 4D of this application.

|_|   Purchases and Redemptions via EFT

      I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.

--------------------------------------------------------------------------------
      For shares recently purchased by check or electronic funds transfer redemption proceeds will not be made available until the Fund is reasonably assured the check or electronic funds transfer has been collected, normally 15 calendar days after the purchase date.
--------------------------------------------------------------------------------

90063GEN-TASFApp-Advisor-P3

--------------------------------------------------------------------------------
4. Your Shareholder Options (CONTINUED)
--------------------------------------------------------------------------------

C.    Systematic Withdrawal Plans (SWP)

      In order to establish a SWP, you must reinvest all dividends and capital gains.

      |_| I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.

1 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

2 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

3 - |_| |_| |_|    |_| |_| |_| |_|     |_| |_| , |_| |_| |_|.00    |_|
    Fund Number    Beginning Date      Amount ($25 minimum)        Frequency
                   (MM,DD)

                Frequency:  M = monthly  Q = quarterly  A = annually

      Please send my SWP proceeds to:

      |_|   My Address of Record (via check)

      |_| The Payee and address specified in section 4E (via check) (Medallion Signature Guarantee required)

      |_| My checking account-via EFT (complete section 4D) Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your bank account. Otherwise payment will be made by check

D. Bank Information This bank account information will be used for:

      |_|   Distributions (Section 3)

      |_|   Automatic Investments (Section 4A)

      |_|   Telephone Transactions (Section 4B)

      |_|   Withdrawals (Section 4C)

--------------------------------------------------------------------------------
Please Tape a Pre-printed Voided Check Here*
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

* The above services cannot be established without a pre-printed voided check.

      For EFT transactions, the fund requires signatures of bank account owners exactly as they appear on bank records. If the registration at the bank differs from that on the Alliance mutual fund, all parties must sign in
      Section 5.

|_| |_| |_| |_| |_| |_| |_| |_| |_|
Your Bank's ABA Routing Number

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Your Bank Account Number

|_| Checking Account  |_| Savings Account

90063GEN-TASFApp-Advisor-P4

--------------------------------------------------------------------------------
4. Your Shareholder Options (CONTINUED)
--------------------------------------------------------------------------------

E. Third Party Payment Details Your signature(s) in Section 5 must be Medallion Signature Guaranteed if your account is not maintained by a broker/dealer. This third party payee information will be used for:

    |_| Distributions (section 3)   |_| Systematic Withdrawals (section 4C)

|_| |_| |_| |_| |_| |_| |_| |_| |_|   |_|   |_| |_| |_| |_| |_| |_| |_| |_| |_|
Name (First Name)                     (MI)  (Last Name)


|_| |_| |_| |_| |_| |_| |_|  |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Street Number                Street Name

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|   |_| |_|    |_| |_| |_| |_| |_|
City                                              State      Zip code

--------------------------------------------------------------------------------
Dealer/Agent Authorization - For selected Dealers or Agents ONLY.
--------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

____________________________________    ______________________________________
Dealer/Agent Firm                       Authorized Signature

___________________________      |_|    ______________________________________
Representative First Name        MI     Last Name

____________________________________    ______________________________________
Dealer/Agent Firm Number                Representative Number

____________________________________    ______________________________________
Branch Number                           Branch Telephone Number

______________________________________________________________________________
Branch Office Address

____________________________________    |_| |_|   ____________________________
City                                    State     Zip Code

90063GEN-TASFApp-Advisor-P5

--------------------------------------------------------------------------------
5. Shareholder Authorization -- This section MUST be completed
--------------------------------------------------------------------------------

      Telephone Exchanges and Redemptions by Check

      Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must not have changed within the last 30 days. The maximum telephone redemption amount is $50,000 for redemptions by check.

            |_| I do not elect the telephone exchange service

            |_| I do not elect the telephone redemption by check service

      By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

      For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in Section 2.

      I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

      I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or I am waiting for a number to be issued to me and that I have not been notified that this account is subject to backup withholding.

      The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.


-----------------------------------------------------------      -------------
Signature                                                        Date


-----------------------------------------------------------      -------------
Signature                                                        Date


--------------------------------------------
Medallion Signature Guarantee required if completing Section 4E and your mutual fund is not maintained by a broker dealer

90063GEN-TASFApp-Advisor-P6                           Alliance Capital [LOGO](R)

(LOGO)
                                  ALLIANCE INTERNATIONAL FUND
_______________________________________________________________
c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
_______________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        November 2, 1998
                (as amended February 1, 1999)
_______________________________________________________________

         This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for the Alliance International Fund (the "Fund") that offers the Class A, Class B and Class C shares of the Fund and the current Prospectus for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B and Class C shares of the Fund, the "Prospectus"). Copies of such Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        Table Of Contents
                                                             Page

Description of the Fund...............................
Management of the Fund................................
Expenses of the Fund..................................
Purchase of Shares....................................
Redemption and Repurchase of Shares...................
Shareholder Services..................................
Net Asset Value.......................................
Dividends, Distributions and Taxes....................
Portfolio Transactions................................
General Information...................................
Report of Independent Auditors
  and Financial Statements............................
Appendix A: Futures Contracts and Options on
  Futures Contracts and Foreign Currencies............       A-1
Appendix B: Additional Information About Japan........       B-1
Appendix C: Certain Employee Benefit Plans ...........       C-1

_____________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

_______________________________________________________________

                     DESCRIPTION OF THE FUND
_______________________________________________________________

Investment Objective And Policies

         Alliance International Fund (the "Fund") is a diversified, open-end investment company. The fundamental investment objective of the Fund is to seek to obtain a total return on its assets from long-term growth of capital and from income principally through a broad portfolio of marketable securities of established non-United States companies (e.g., incorporated outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities. The management of the Fund considers it consistent with this objective to acquire securities of companies incorporated in the United States and having their principal activities and interests outside of the United States. The Fund intends to be invested primarily in such issuers and under normal circumstances more than 80% of its assets will be so invested. The foregoing investment objective is a fundamental policy of the Fund and cannot be changed without shareholder approval.

         In seeking its objective, the Fund expects to invest its assets primarily in common stocks of established non-United States companies which in the opinion of Alliance Capital Management L.P. (the "Adviser") have potential for growth of capital or income or both. However, there is no requirement that the Fund invest exclusively in common stocks or other equity securities, and, if deemed advisable, the Fund may invest in any other type of investment grade security including, but not limited to, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers (Euro-dollar securities), as well as in warrants, or obligations of the United States or foreign governments and their political subdivisions.

         Investments may be made for capital appreciation or for income or any combination of both for the purpose of achieving a higher overall return than might otherwise be obtained solely from investing for growth of capital or for income. There is no limitation on the percent or amount of the Fund's assets which may be invested for growth or income, and therefore, at any point in time, the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income. There can be no assurance, of course, that the Fund will achieve its objective.

         In determining whether the Fund will be invested for capital appreciation or for income or any combination of both, the Adviser regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected from each market. Based upon the current assessment of the Adviser, the Fund expects that its objective will, over the long term, be met principally through investing in the equity securities of established non-United States companies which, in the opinion of the Adviser, have potential for growth of capital. However, the Fund can be expected during certain periods to place substantial emphasis on income through investment in foreign debt securities when it appears that the total return from such securities will equal or exceed the return on equity securities.

         When management believes that the total return on debt securities will equal or exceed the return on common stocks, the Fund may, in seeking its objective of total return, substantially increase its holdings in such debt securities. The Fund may establish and maintain temporary cash balances for defensive purposes or to enable it to take advantage of buying opportunities.

         The Adviser believes a portfolio of investments solely in issuers located in the United States or in any other single country ties the performance of such a portfolio to the economic and market swings of one country, and that diversification by country, as well as by industry, can alleviate the impact of downturns in any one country. The Fund intends to diversify investments broadly among countries and normally to have represented in the portfolio business activities of not less than three different countries, excluding the United States. The Fund may invest all or a substantial portion of its assets in one or more of such countries. At December 31, 1998, approximately 15% of the Fund's assets were invested in securities of Japanese issuers. For a description of Japan, see Appendix B. The Fund may purchase securities of companies, wherever organized, which, in the judgment of the Adviser, have their principal activities and interests outside the United States determined on the basis of such factors as location of the company's assets, or personnel, or sales and earnings.

         It is the present intention of the Adviser to invest in companies based in (or governments of or within) the Far East (Japan, the Special Administrative Region of China ("Hong Kong"), Singapore and Malaysia), Western Europe (United Kingdom, Germany, The Netherlands, France, Switzerland), Australia, Canada, and such other areas and countries as the Adviser may determine from time to time. However, investments may be made from time to time in companies in, or governments of, developing countries as well as developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors. Shareholders should be aware that investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Management at present does not intend to invest more than 10% of the Fund's total assets in companies in, or governments of, developing countries.

         The Adviser, in determining the composition of the Fund's portfolio, will initially seek the appropriate distribution of investments among various countries and geographic regions. Accordingly, the Adviser will consider the following factors in making investment decisions on this basis: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to the international portfolio investor.

         The Adviser will, in analyzing individual companies for the investment, look for one or more of the following characteristics: an above average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their marketplace. While current dividend income is not a prerequisite in the selection of portfolio companies, the companies in which the Fund invests normally will have a record of paying dividends for at least one year, and will generally be expected to increase the amounts of such dividends in future years as earnings increase.

         Foreign securities such as those purchased by the Fund may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.

         Under exceptional economic or market conditions abroad, the Fund may temporarily invest for defensive purposes all or a major portion of its assets in U.S. government obligations or debt obligations of companies incorporated in and having their principal activities in the United States. The Fund may also from time to time invest its temporary cash balances in United States, as well as foreign, short-term, high-grade money market instruments, including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements.

         The following investment policies and restrictions supplement, and should be read in conjunction with, the information set forth in the Fund's Prospectus under the heading "Investment Objectives and Policies." While the Fund's investment objective of total return for long-term growth of capital and from income cannot be changed without shareholder approval, the Fund's investment policies are not fundamental and may be changed by the Trustees of the Fund without shareholder approval. However, shareholders will be notified prior to a material change in such policies.

Derivative Investment Products

         The Fund may use various derivative investment products to reduce certain risks to the Fund of exposure to local market and currency movements. These products include forward foreign currency exchange contracts, futures contracts, including stock index futures, and options thereon, put and call options and combinations thereof. The Adviser will use such products as market conditions warrant. The Fund's ability to use these products may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these products would succeed in reducing the risk to the Fund of exposure to local market and currency movements. See "Investment Policies and Restrictions" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

         Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward contracts with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward contracts and, therefore, the Adviser believes that the Fund will not be subject to the risks frequently associated with the speculative use of such transactions. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian bank will to the extent required by applicable law, place liquid assets in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the assets placed in the separate account declines, additional liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. In addition, the Fund may use other such methods of "cover" as are permitted by applicable law. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The Fund will not enter into a forward contract with a term of more than one year or if, as a result thereof, more than 50% of the Fund's total assets would be committed to such contracts.

         While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the prices of or rates of return on the Fund's foreign currency-denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

         Options. The Fund may write, sell and purchase put and call options listed on one or more U.S. or foreign securities exchanges, including options on market indices. A call option gives the purchaser of the option, for paying the writer a premium, the right to call upon the writer to deliver a specified number of shares of a specified stock on or before a fixed date, at a predetermined price. A put option gives the buyer of the option, for paying the writer a premium, the right to deliver a specified number of shares of a stock to the writer of the option on or before a fixed date, at a predetermined price.

         Writing, purchasing and selling put and call options are highly specialized activities and entail greater than ordinary investment risks. When puts written by the Fund are exercised, the Fund will be obligated to purchase stocks above their then current market price. The Fund will not write a put option unless at all times during the option period the Fund has
(a) sold short the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities, or
(b) purchased an offsetting put on the same securities. When calls written by the Fund are exercised, the Fund will be obligated to sell stocks below their then current market price. The Fund will not write a call option unless the Fund at all times during the option period owns either (a) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities, or (b) an offsetting call option on the same securities.

         The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the

Adviser has adopted procedures for monitoring the creditworthiness of such entities.

         Option On Market Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

         Financial Futures Contracts, Including Stock Index Futures, And Options On Futures Contracts. The Fund may enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A sale of a futures contract entails the acquisition of a contractual obligation to deliver the foreign currency or other commodity called for by the contract at a specified price on a specified date. A purchase of a futures contract entails the incurring of a contractual obligation to acquire the commodity called for by the contract at a specified price on a specified date. The Fund's Custodian will place liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments in futures contracts. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made. In connection with its purchase of stock index futures contracts the Fund will deposit in a segregated account with the Fund's Custodian an amount of liquid assets equal to the market value of the futures contracts less any amounts maintained in a margin account with the Fund's broker. Options on futures contracts to be written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter.

         With respect to futures contracts and options on futures contracts that are purchased for purposes other than for "bona fide hedging purposes" (as defined in Commodity Futures Trading Commission Regulations promulgated under the Commodity Exchange
Act), the aggregate initial margin and premiums required to be paid by the Fund to establish such positions will not exceed on all outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts 5% of the liquidation value of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts and foreign currencies, see Appendix A.

         Options On Foreign Currencies. The Fund may write, sell and purchase put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) or over-the-counter. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. There is no specific percentage limitation on the Fund's investments in options on foreign currencies. See the Fund's Statement of Additional Information for further discussion of the use, risks and costs of options on foreign currencies.

         General. The successful use of the foregoing derivative investment products draws upon the Adviser's special skills and substantial experience with respect to such products and depends on the Adviser's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not necessarily achieve the anticipated benefits of futures contracts, options or forward contracts or may realize losses and thus be in a worse position than if such products had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an over-the-counter option purchased or written by the Fund, it might not be possible to effect a closing transactions in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes--U.S. Federal Income Taxes."

Other Investment Practices

         Lending Of Portfolio Securities. Although it has no present intention of doing so, the Fund may seek to increase income by lending portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange, Inc. (the "Exchange") and are required to be secured continuously by collateral consisting of cash, U.S. Government Securities or bank letters of credit in an amount at least equal to the market value of the securities loaned. The value of the securities loaned will not exceed 30% of the value of the Fund's total assets.

         The Fund may seek to increase income by lending portfolio securities. The Fund will have the right to call a loan to obtain the securities loaned or equivalent securities at any time on five days' notice or such shorter period as may be necessary to vote the securities. During the existence of a loan the Fund will receive the income earned on investment of the collateral. The Fund will not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund will call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by management of the Fund to be in good standing, and when, in the judgment of management, the amount which may be earned currently from securities loans of this type justifies the attendant risk.

         Repurchase Agreements. The Fund may enter into repurchase agreements, which are instruments through which an investor (e.g., the Fund) purchases a security (the "underlying security") from a bank or well-established securities dealer, with an agreement by the seller to repurchase the security at the same price, plus interest at a specified rate. The underlying securities are limited to those which would otherwise qualify for investment by the Fund. Repurchase agreements usually have a short duration, often less than one week. The Fund will not enter into a repurchase agreement of a duration of more than seven business days if, as a result, more than 10% of the value of the Fund's total assets would be so invested.

         Warrants. The Fund may invest in warrants which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

         It is expected that the Fund's investments will ordinarily be traded on exchanges located in the respective countries in which the various issuers of such securities are principally based and in some case on other exchanges. As much as 25% of the value of the Fund's total assets may be invested in the securities of issuers having their principal business activities in the same industry.

         In connection with the qualification or registration of the Fund's shares for sale under the securities laws of certain states, the Fund has agreed that it will not invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase) if as a result such warrants valued at the lower of cost or market would exceed 10% of the value of the Fund's assets at the time of purchase.

         Portfolio Turnover. Generally, the Fund does not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. Although the Fund cannot accurately predict its annual portfolio turnover rate, management does not expect it to exceed 100%. A 100% annual turnover rate would occur, for example, if all the securities in the Fund's portfolio were replaced in a period of one year. A 100% turnover rate is greater than that of most other investment companies, including those which emphasize capital appreciation as a basic policy, and may result in correspondingly greater brokerage commissions being paid by the Fund.

Special Risk Considerations

         Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-United States companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in United States companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

         There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies.

         It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

         With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations and interest rates, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. A shareholder otherwise subject to United States Federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. Federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See "U.S. Federal Income Taxes."

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (commonly known as the "spread") between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

         Investors should understand that the expense ratio of the Fund can be expected to be higher than investment companies investing in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

         Investors should further understand that all investments have a risk factor. There can be no guarantee against loss resulting from an investment in the Fund, and there can be no assurance that the Fund's investment objective will be attained. The Fund is designed for individual and institutional investors who wish to diversify beyond the United States in an actively researched and managed portfolio. The Fund may not be suitable for all investors and is intended for long-term investors who can accept the risks entailed in seeking long-term growth of capital through investment in foreign securities as described above.

Fundamental Investment Policies

         In addition to the investment objective and policies described above, the Fund has adopted certain fundamental investment policies which may not be changed without shareholder approval, which means the vote of (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares, whichever is less. Whenever any investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation.

         Briefly, the policies provide that the Fund may not:

         (i) invest more than 5% of the value of its total assets in securities of a single issuer (including repurchase agreements with any one entity), except securities issued or guaranteed by the United States Government, its agencies or instrumentalities ("U.S. Government Securities") or the government of any foreign country, its agencies or instrumentalities ("Foreign Government Securities"); provided, however, that the Fund may not, with respect to 75% of the value of its total assets, invest more than 5% of the value of its total assets in securities of any one foreign government issuer;

         (ii) own more than 10% of the outstanding securities of any class of any issuer (for this purpose, all preferred stocks of an issuer shall be deemed a single class, and all indebtedness of an issuer shall be deemed a single class), except U.S. Government Securities;

         (iii) invest more than 25% of the value of its total assets in securities of issuers having their principal business activities in the same industry; provided, that this limitation does not apply to U.S. Government Securities or Foreign Government Securities;

         (iv) invest more than 5% of the value of its total assets in the securities of any issuer that has a record of less than three years of continuous operation (including the operation of any predecessor or unconditional guarantor), except U.S. Government Securities or Foreign Government Securities;

         (v) invest more than 5% of the value of its total assets in securities with legal or contractual restrictions on resale ("restricted securities"), other than repurchase agreements, or more than 10% of the value of its total assets in securities that are not readily marketable (including restricted securities and repurchase agreements not terminable within seven business days);

         (vi) borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding 5% of its total assets valued at market;

         (vii) own, in contravention of the applicable laws or regulations of Germany, any securities of another investment company;

         (viii) unless the securities are acquired pursuant to a plan of reorganization or an offer of exchange, own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 10% of such value in closed-end investment companies in general;

         (ix) purchase or sell real property (including limited partnership interests although it may purchase readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate);

         (x) purchase or sell commodity contracts; provided, however, that this policy does not prevent the Fund from entering into (a) forward foreign currency exchange contracts, (b) financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, (c) options or financial futures contracts, or (d) other, similar contracts or transactions;

         (xi)    purchase participations or other direct
                 interests in oil, gas, or other mineral leases exploration or development programs;

         (xii) purchase securities on margin, except for use of the short-term credit necessary for clearance of purchases of portfolio securities;

         (xiii)  effect short sales of securities;

         (xiv) make loans, except for use of the short-term credit necessary for clearance of purchases of portfolio securities, except that it may purchase debt securities, enter into repurchase agreements and lend its portfolio securities, as described in the Fund's Prospectus;

         (xv) mortgage, pledge, hypothecate, or in any other manner transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings, and in the aggregate amount not to exceed 10% of the Fund's total assets valued at market at the time of such mortgaging, pledging or hypothecating;

         (xvi) act as an underwriter of securities, except insofar as it might be deemed to be such for purposes of the Securities Act of 1933, as amended (the "Securities Act"), with respect to the disposition of certain portfolio securities acquired within the limitations of (v) above;

         (xvii) purchase or retain the securities of any issuer if, to the knowledge of the Fund's management, those officers and Trustees of the Fund, and of its adviser, who each owns beneficially more than one-half of 1% of the outstanding security of such issuer, together own beneficially more than 5% of the securities of such issuer;

         (xviii) invest in companies for the purpose of exercising management or control; or

         (xix) issue senior securities except as permitted by the Investment Company Act of 1940, as amended
                 (the "1940 Act").

_______________________________________________________________

                     MANAGEMENT OF THE FUND
_______________________________________________________________

Adviser

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

         The Adviser is a leading international investment manager supervising client accounts with assets as of December 31, 1998, totaling more than $286 billion (of which more than $118 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 54 registered investment companies managed by the Adviser, comprising 118 separate investment portfolios, currently have more than 3.5 million shareholder accounts. As of December 31, 1998, the Adviser and its subsidiaries employed approximately 2,000 employees who operate out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Cairo, Chennai, Hong Kong, Istanbul, Johannesburg, London, Luxembourg, Madrid, Moscow, Mumbai, New Delhi, Paris, Pune, Sao Paolo, Seoul, Singapore, Sydney, Tokyo, Toronto, Vienna and Warsaw. As of December 31, 1998, the Adviser was retained as an investment manager for employee benefit plan assets of 35 of the FORTUNE 100 companies.

         Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and the owner of a 1% general partnership interest in the Adviser, is an indirect wholly-owned subsidiary of the Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of the Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP ("AXA") a French insurance holding company which at March 1, 1998, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1998, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

         AXA is a holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA, as of March 31, 1998, more than 30% of the voting power of AXA was controlled directly and indirectly by FINAXA, a French holding company. As of March 31, 1998 approximately 74% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 42% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA and FINAXA.

         The Advisory Agreement became effective on July 22, 1992, having been approved by the unanimous vote, cast in person, of the Fund's Trustees (including the Trustees who are not parties to the Advisory Agreement or interested persons as defined in the 1940 Act of any such party) at a meeting called for the purpose and held on September 12, 1991. At a meeting held on June 8, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement.

         The Advisory Agreement remains in effect for successive twelve-month periods (computed from July 1) if approved annually
(a) by the Trustees of the Fund or by the holders of a majority of the outstanding voting securities of the Fund and (b) by a majority of the Trustees who are not parties to the agreement, or "interested persons", as defined in the 1940 Act, of any such party, at a meeting called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement was approved for the period ending June 30, 1999 by the Trustees of the Fund, including a majority who are not "interested persons", as defined in the 1940 Act, at their Regular Meeting held on June 11, 1998.

         The Advisory Agreement is terminable without penalty on 60 days' written notice, by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Trustees on 60 days' written notice, or by a vote of the Adviser, on 60 days' written notice, and automatically terminate in the event of assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Under the Advisory Agreement, the Adviser furnishes investment advice and recommendations to the Fund and provides office space in New York, order placement facilities and persons satisfactory to the Fund's Board of Trustees to act as officers of the Fund. Such officers, as well as certain Trustees of the Fund, may be employees of the Adviser or directors, officers or employees of its affiliates.

         For the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a quarterly fee at the maximum rate of one fourth of 1% of the value of the Fund's aggregate net assets up to $500 million and three sixteenth of 1% of the value of such assets above $500 million. The Adviser has agreed to unilaterally waive for a minimum of two years ending June 30, 1999 that portion of its advisory fee on the first $500 million of net assets in excess of the annualized rate of .85 of 1% (i.e., a waiver of .15 of 1% annualized). For the fiscal years of the Fund ended in 1996, 1997 and 1998, the advisory fees payable under the advisory agreement were $2,627,200, $2,891,923 and $2,718,678, respectively. Of such amounts $407,802 was waived by the Adviser for its fiscal year ended in June 30, 1998.

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. In such event, the services will be provided to the Fund at cost and the payments therefor must be specifically approved by the Fund's Trustees. The Fund paid to the Adviser a total of $127,000 in respect of such services during the fiscal year ended June 30, 1998.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.

When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Premier Growth Fund, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance Regent/Sector Opportunity Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Fund, Inc., The Alliance Portfolios, and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Trustees And Officers

         The Trustees and principal officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Trustee and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105.

Trustees

         John D. Carifa,* 53, Chairman of the Board, is the
President, Chief Operating Officer and a Director of ACMC, with which he has been associated since prior to 1994.

         David H. Dievler, 69, is an independent consultant. He was formerly a Senior Vice President of ACMC until December 1994.
His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         John H. Dobkin, 56, has been the President of Historic Hudson Valley (historic preservation) since prior to 1994. Previously, he was Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

         W.H. Henderson, 71, joined the Royal Dutch/Shell Group in 1948 and served in Singapore, Japan, South Africa, Hong Kong and London. The greater part of his service was in Japan and between 1969 and 1972 he was Managing Director and Chief Executive Officer of the Shell Company of Hong Kong Limited.
Mr. Henderson retired from the Royal Dutch/Shell Group in 1974 in order to establish his own oil and gas consultancy business.
Mr. Henderson is currently a Director of a number of investment companies. His address is Quarrey House, Charlton Horethorne, Sherborne, Dorset, DT9 4NY, England.

         Stig Host, 72, is the Chairman and Chief Executive Officer of International Energy Corp. (oil and gas exploration), with which he has been associated since prior to 1994. He is also Chairman and Director of Kriti Exploration, Inc. (oil and gas exploration and production), Managing Director of Kriti Oil and Minerals, N.V., Chairman of Kriti Properties and Development Corporation (real estate), Chairman of International Marine Sales, Inc. (marine fuels), and a Director of Florida Fuels, Inc. (marine fuels) and President of Alexander Host Foundation. He is a Trustee of the Winthrop Focus Funds. His address is 103 Oneida Drive, Greenwich, Connecticut 06530.

         Alan Stoga, 47, has been President of Zemi Investments, L.P., since 1995, President of Zemi Communications, L.L.C. and its predecessor company since 1996, and a Managing Director of Kissinger Associates, Inc. until 1995. He has continued as a member of the Board of Directors of Kissinger Associates. His address is Kissinger Associates, Inc., 350 Park Avenue, New York, New York 10022.


____________________

*      An "interested person" of the Fund as defined in the 1940
       Act.

Officers

         John D. Carifa, Chairman and President, see biography above.

         Bruce W. Calvert, Senior Vice President, 52, is Vice
Chairman of the Board, Chief Executive Officer, Chief Investment
Officer and a Director of ACMC, with which he has been associated since prior to 1994.

         Kathleen A. Corbet, Senior Vice President, 38, is an
Executive Vice President of ACMC, with which she has been associated since prior to 1994.

         Edward Baker, Vice President, 47, is a Vice President of
ACMC, with which he has been associated since prior to 1994.

         Thomas J. Bardong, Vice President, 53, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1994.

         Mark H. Breedon, Vice President, 46, has been a Vice
President of ACMC since prior to 1994 and a Director and Senior
Vice President of Alliance Capital Limited ("ACL") since prior to
1994.

         Russell Brody, Vice President, 31, is a Vice President and Head Trader of the London desk of ACL, with which he has been associated since July 1997. Prior thereto, he was Head of European Equity Dealing with Lombard Odier et Cie, London office, since prior to 1994.

         Nicholas D. P. Carn, Vice President, 41, is a Vice
President of ACMC since 1997.  Prior thereto, he was Chief
Investment Officer and Portfolio Manager at Draycott Partners.

         Edmund P. Bergan, Jr., Secretary, 48, is Senior Vice
President and the General Counsel of Alliance Fund Distributors
Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1994.

         Andrew L. Gangolf, Assistant Secretary, 44, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since December 1994. Prior thereto he was a Vice President and Assistant Secretary of Delaware Management Company, Inc. since prior to 1994.

         Domenick Pugliese, Assistant Secretary, 37, is a Vice
President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Previously, he was a Vice

President and Counsel of Concord Financial Holding Corporation since prior to 1994.

         Emilie D. Wrapp, Assistant Secretary, 43, is a Vice
President and Assistant General Counsel of AFD, with which she has been associated since prior to 1994.

         Mark D. Gersten, Treasurer and Chief Financial Officer,
48, is a Senior Vice President of AFS, with which he has been associated since prior to 1994.

         Vincent S. Noto, Controller, 33, is a Vice President of
Alliance Fund Services, Inc., with which he has been associated since prior to 1994.

         The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended June 30, 1998, the aggregate compensation paid to each of the Trustees during calendar year 1998 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Trustees serves as a trustee or director, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its trustees or directors. Some of the Trustees is a trustee or director of one or more other registered investment companies in the Alliance Fund Complex.

                                                                Total Number
                                                Total Number    of Investment
                                                of Investment   Portfolios
                                                Companies in    Within the
                                                the Alliance    Alliance Fund
                                 Total          Fund Complex,   Complex
                                 Compensation   Including the   Including
                                 From the       Fund, as to     the Fund, as
                                 Alliance Fund  which the       to which the
                   Aggregate     Complex,       Trustee is a    Trustee is
                   Compensation  Including      Trustee or      a Trustee
Name of Trustee    From the Fund the Fund       Director        or Director
________________   _____________ _____________  ______________  _____________

John D. Carifa        $ - 0 -       $  - 0 -         50             114
David H. Dievler      $4,908        $216,288         43              80
John H. Dobkin        $4,863        $185,363         41              91
W.H. Henderson        $4,851        $ 26,950          4               4
Stig Host             $4,851        $ 26,950          4               4
Alan Stoga            $2,663        $ 26,450          4               4

         As of January 8, 1999, the Trustees and officers of the
Fund as a group owned less than 1% of the shares of the Fund    .

_______________________________________________________________

                      EXPENSES OF THE FUND
_______________________________________________________________

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with AFD, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

         In approving the Agreement, the Trustees of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

         During the Fund's fiscal year ended June 30, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $251,400 which constituted approximately 0.21% of the average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $860,373. Of the $1,111,773 paid by the Fund and the Adviser with respect to the Class A shares under the Agreement, $94,514 was spent on advertising, $14,020 on the printing and mailing of prospectuses for persons other than current shareholders, $515,636 for compensation to broker-dealers and other financial intermediaries (including, $188,535 to the Fund's Principal Underwriters), $145,597 for compensation to sales personnel, $342,006 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal year ended June 30, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $729,494, which constituted approximately 1.00% of the average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $90,546. Of the $820,040 paid by the Fund and the Adviser with respect to the Class B shares under the Agreement, $19,591 was spent on advertising, $4,267 on the printing and mailing of prospectuses for persons other than current shareholders, $640,499 for compensation to broker-dealers and other financial intermediaries (including, $47,298 to the Fund's Principal Underwriters), $12,070 for compensation to sales personnel, $66,894 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $76,719 was spent on interest on Class B shares financing.

         During the Fund's fiscal year ended June 30, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $211,941, which constituted approximately 1.0% of the average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $39,898. Of the $251,839 paid by the Fund and the Adviser with respect to the Class C shares under the Agreement, $6,123 was spent on advertising, $1,542 on the printing and mailing of prospectuses for persons other than current shareholders, $196,670 for compensation to broker-dealers and other financial intermediaries (including, $15,550 to the Fund's Principal Underwriters), $3,113 for compensation to sales personnel, $22,265 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $22,127 was spent on interest on Class C shares financing.

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares and that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Securities and Exchange Commission (the "Commission"), make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         The Agreement will continue in effect for successive twelve-month periods (computed from each July 1), provided, however, that such continuance is specifically approved at least annually by the Trustees of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Trustees of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as trustees of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Trustees approved the continuance of the Agreement until June 30, 1999 by a vote, cast in person, of the Trustees, including a majority of the Trustees who are not "interested persons", as defined in the 1940 Act, at their meeting held on June 11, 1998.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Securities and Exchange Commission (the "Commission"), make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, respectively, $2,638,659 (3.70% of the net assets of Class B) and $838,475 (4.10% of the net assets of Class C).

         The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

         The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreement. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected.

Transfer Agency Agreement

         AFS, an indirect wholly-owned subsidiary of the Adviser located at 500 Plaza Drive, Secaucus, New Jersey 07094, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C
contingent deferred sales charges.   For the fiscal year ended
June 30, 1998, the Fund paid AFS $512,895 for transfer agency services.

_______________________________________________________________

                       PURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How To Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares) or,
(iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by AFD for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "- -Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Agreement and Declaration of Trust and By-Laws as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders and the Class A shareholders, Class B shareholders and the Advisor Class shareholders will vote separately by class, and (v) Class B and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Trustees of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares**

         The alternative purchase arrangements available with respect to Class A, Class B and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charges on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See Appendix C for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A shares.) Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.
____________________

** Advisor Class shares are sold only to investors described above in this section under "--General."

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal years ended on June 30, 1998, 1997 and 1996, the aggregate amount of underwriting commission payable with respect to shares of the Fund were, $185,706, $161,918 and $318,980, respectively. Of that amount, the Principal Underwriter received the amounts of $-0-, $12,581 and $11,734, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 1998, 1997 and 1996, the Principal Underwriter received contingent deferred sales charges of $2,606, $139 and $-0-, respectively, on Class A Shares, $153,795, $157,738 and $105,187, respectively, on Class B shares, and $6,763, $2,605 and $-0-, respectively, on Class C shares.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                                   Discount Or
                                                   Commission
                                  As % of          to Dealers
                   As % of        the Public       or Agents
Amount of          Net Amount     Offering         As % of
Purchase           Invested       Price            Offering Price
_________          __________     __________       ______________

Less than
  $100,000            4.44%           4.25%            4.00%
$100,000 but
  less than
  $250,000            3.36            3.25             3.00
$250,000 but
  less than
  $500,000            2.30            2.25             2.00
$500,000 but
  less than
  $1,000,000*         1.78            1.75             1.50

____________________
* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gain distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling

Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, or (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.


         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but may be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio

  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting AFS at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right Of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)   the investor's current purchase;

         (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

         (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement Of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AFS at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and
(ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including:

         (i) investment management clients of the Adviser or its affiliates;

         (ii) officers and present or former Trustees of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, AFS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AFS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund);

         (iii) the Adviser, Principal Underwriter, AFS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal
                Underwriter, AFS and their affiliates;

         (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent;

         (v) persons who were shareholders of the Fund before the commencement of sales of shares of the Fund subject to a sales charge;

         (vi) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which persons pay an asset-based fee to such broker-dealer or other financial intermediary, or its affiliates or agents, for services in the nature of investment advisory or administrative services;

         (vii) persons who establish to the Principal Underwriter's satisfaction that they are investing, within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and

         (viii) employer-sponsored qualified pensions or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on Class B are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that on or after November 19, 1993 an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

             Contingent Deferred Sales Charge as a %
                of Dollar Amount Subject to Charge

                        Shares Purchased    Shares Purchased
                        Before              on or After
Year Since Purchase     November 19, 1993   November 19, 1993

First                          5.5%               4.0%
Second                         4.5%               3.0%
Third                          3.5%               2.0%
Fourth                         2.5%               1.0%
Fifth                          1.5%               None
Sixth                          0.5%               None
Seventh and thereafter         None               None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

         Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

         In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and the Advisor Class shares.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in a fee-based program or plan, or to be associated with the investment adviser or financial intermediary in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

_______________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Fund's Agreement and Declaration of Trust require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic fund transfer of shares for which no share certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from AFS. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AFS, or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions--General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued,
(ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or AFS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_______________________________________________________________

                      SHAREHOLDER SERVICES
_______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact AFS at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AFS and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request.

Call AFS at (800)-221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Fund shareholder, and the shareholder's selected dealer, agent, or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AFS, receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone AFS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day as defined above. Telephone requests for exchanges received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or AFS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representative, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact AFS at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

         Alliance Fund Services, Inc.
         Retirement Plans
         P.O. Box 1520
         Secaucus, New Jersey  07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B or Class C shares of the Fund held by the plan can be exchanged, at the plan's request, without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirements plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to AFS as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact AFS to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting AFS at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B Shares and Class C shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements And Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AFS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

_______________________________________________________________

                         NET ASSET VALUE
_______________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Agreement and Declaration of Trust and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such order is received and on such other days as the Trustees deem appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Trustees. The Trustees have delegated to the Adviser certain of their duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sales price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Trustees. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable source.

         Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Trustees determine that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by pricing services take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by the Trustees.

         Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Trustees at fair value.

         The Trustees may suspend the determination of the Fund's net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of payment on the redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Trustees.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

_______________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________

         Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

         Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

         U.S. Federal Income Taxes. The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To the extent that the Fund distributes all of its taxable income and net capital gain to its shareholders, qualification relieves the Fund of federal income and excise taxes. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment. The following discussion relates solely to U.S. federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details, including their entitlement to foreign tax credits that might be "passed through" to them under the rules described below, and the application of state and local tax laws to his or her particular situation.

         Income dividends and distributions of any realized short-term capital gains are included in the income of U.S. shareholders as ordinary income. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporations.

         Under current Federal tax law, the amount of an income dividend or capital gains distribution declared by the Fund during October, November or December of a year to shareholders of record as of a specified date during such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

         There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any gains. It is the Fund's intention to distribute to its shareholders each fiscal year substantially all of such year's net income and net realized capital gains, if any. The amount and time of any such distribution must necessarily depend upon the realization by the Fund of income and capital gains from investments. Shareholders will be advised annually as to the tax status of dividends and capital gains distributions.

         A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

         Foreign Tax Credits. Income received by the Fund from sources within various foreign countries may be subject to foreign income tax. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's stockholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, a stockholder would be required: (i) to include in gross income his pro-rata share of foreign taxes paid by the Fund; (ii) treat his pro-rata share of such foreign taxes as having been paid by him; and (iii) either to deduct his pro-rata share of foreign taxes in computing his taxable income, or to use it as a foreign tax credit against Federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date.

         The Fund has met for each fiscal year to date, and intends to meet for each future fiscal year, the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

         Backup Withholding. The Fund may be required to withhold United States federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's United States federal income tax liability or refunded.

         Taxation of Foreign Stockholders. The foregoing discussion relates only to U.S. Federal income tax law as it affects shareholders who are U.S. residents or U.S. corporations. The effects of federal income tax law on shareholders who are non-resident aliens or foreign corporations may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from the Fund.

         Currency Fluctuations - "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, from the disposition of over-the-counter options with respect to foreign currency, or from the disposition of a forward contract denominated in a foreign currency (and from regulated futures contracts and certain non-equity options if the Fund so elects) which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

         Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, forward foreign currency contracts and regulated futures contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss, as described above. In general, gain or loss realized by the Fund on other types of section 1256 contracts will be considered 60% long-term and 40% short-term capital gain or loss. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256. These results could vary if the Fund makes one or more elections available under sections 988 and 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. Regulations under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

         Gain or loss realized by the Fund upon the lapse or sale of put and call equity options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or if an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option.

         Tax Straddles. Any option, futures contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss;
(iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

_______________________________________________________________

                   PORTFOLIO TRANSACTIONS
_______________________________________________________________

         Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on foreign stock exchanges these commissions are generally fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed fixed commission or discount.

         Investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by broker-dealers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts. There may be occasions where the transaction cost charged by a broker-dealer may be greater than that which another broker-dealer may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relationship to the value of the brokerage and research services provided by the executing broker-dealer.

         The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         The Fund is permitted to place brokerage orders with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), a U.S. registered broker-dealer and an affiliate of the Adviser. With respect to orders placed with DLJ for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         During the fiscal years ended in 1998, 1997 and 1996, the Fund incurred brokerage commissions amounting in the aggregate to $1,675,091, $2,289,060 and $887,354, respectively.
During the fiscal years ended in 1998, 1997 and 1996, brokerage commissions amounting in the aggregate to $0, $0 and $0, respectively, were paid to DLJ and brokerage commissions amounting in the aggregate to $0, $0, and $0, respectively, were paid to brokers utilizing the Pershing Division of DLJ. During the fiscal year ended in June 30, 1998, the brokerage commissions paid to DLJ constituted 0% of the Fund's aggregate brokerage commissions and the brokerage commissions paid to brokers utilizing the Pershing Division of DLJ constituted 0% of the Fund's aggregate brokerage commissions. During the fiscal year ended in June 30, 1998, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 0% were effected through DLJ and 0% were effected through brokers utilizing the Pershing Division of DLJ. During the fiscal year ended June 30, 1998, transactions in portfolio securities of the Fund aggregating $686,020,488 with associated brokerage commissions of approximately $694,393 were allocated to persons or firms supplying research services to the Fund or the Adviser.

_______________________________________________________________

                       GENERAL INFORMATION
_______________________________________________________________

         Capitalization. The Fund was organized as a Maryland Corporation in 1980. In November 1985 the Fund was reorganized under the laws of Massachusetts as a Massachusetts business trust. The Fund has an unlimited number of authorized Class A, Class B, Class C and Advisor Class shares of beneficial interest, par value $.01 per share. All shares of the Fund, when issued, are fully paid and nonassessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. If shares of another class were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series for the election of Trustees and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate classes.

         The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for election of Trustees can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any persons or persons as Trustees.

         Procedures for calling a shareholders meeting for the removal of Trustees of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholders of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders. The rights of the holders of shares of a series may not be modified except by vote of a majority of the outstanding shares of such series.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

         A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Trustees, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

         As of the close of business on January 8, 1999, there were 5,689,900 Class A shares, 4,161,502 Class B shares, 1,205,908 Class C shares and 2,165,881 Advisor Class shares of beneficial interest of the Fund outstanding. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund as of January 8, 1999:

                                No. of             % of
Name and Address                Shares             Class

MLPF&S
For the Sole Benefit of
Its Customers
Attn Fund Administration
4800 Deer Lake Dr.
East 3rd Floor
Jacksonville,
FL 32246-6484                   1,074,393          18.88%
                                                   of Class A

MLPF&S
For the Sole Benefit of
Its Customers
Attn Fund Administration
4800 Deer Lake Dr.
East 3rd Floor
Jacksonville,
FL 32246-6484                     535,005          12.859%
                                                   of Class B

MLPF&S
For the Sole Benefit of
Its Customers
Attn Fund Administration
4800 Deer Lake Dr.
East 2nd Floor
Jacksonville,
FL 32246-6484                     358,633          29.73%
                                                   of Class C

Trust for Profit Sharing
Plan for Employees of Alliance
Capital Mgmt. L.P. Plan-G
Attn Jill Smith 32nd Fl
1345 Avenue of the Americas
New York, NY  10105-0302          460,298          21.25%
                                                   of Advisor
                                                   Class

Dingle & Co.
FBO Ford General Ret Plan #112
c/o Comerica Bank
PO Box 75000
Attn M/C 3446 Mutual Funds
Detroit MI 48275-0001           1,671,178          77.16%
                                                   of Advisor
                                                   Class

         Principal Underwriter. Alliance Fund Distributors, Inc. an indirect wholly-owned subsidiary of, the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Distribution Services Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

         Counsel. Legal matters in connection with the issuance of the Shares offered hereby are passed upon by Seward & Kissel, New York, New York. Seward & Kissel has relied upon the opinion of Sullivan & Worcester, Boston, Massachusetts, for matters relating to Massachusetts law.

         Independent Auditors.  Ernst & Young LLP, New York, New
York, has been appointed as independent auditors for the Fund.

         Custodian. Brown Brothers & Harriman Co. ("Brown Brothers"), 40 Water Street, Boston, Massachusetts 02109, will act as the Fund's custodian for the assets of the Fund, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Trustees, Brown Brothers may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Performance Information

         From time to time, the Fund advertises its "total return," which is computed separately for Class A, Class B, Class C and Advisor Class shares. Such advertisements disclose a Fund's average annual compounded total return for the periods prescribed by the Commission. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Fund's shares are assumed to have been paid.

         The Fund's average annual compounded total return for the one-, five- and ten-year periods ended June 30, 1998 (or since inception through that date, as noted) were as follows:

                   Year Ended     5 Years Ended   10 Years Ended
                   6/30/98        6/30/98         6/30/98

Class A             6.79%         10.05%           8.47%
Class B             5.92%          9.13%           6.56%*
Class C             5.85%          9.13%           8.57%*
Advisor Class       6.98%         10.64%*          N/A

*Inception Dates:  Class B - September 17, 1990
                   Class C - May 3, 1993
                   Advisor Class - October 1, 1996

         The Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance, but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance rankings or ratings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc., and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers and magazines such as The New York Times, The Wall Street Journal, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund. The Fund has been ranked by Lipper in the category known as "international" funds.

         Additional Information. Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

_______________________________________________________________

          REPORT OF INDEPENDENT AUDITORS AND FINANCIAL
                           STATEMENTS
_______________________________________________________________

ALLIANCE INTERNATIONAL FUND

ANNUAL REPORT
JUNE 30, 1998

ALLIANCE CAPITAL



PORTFOLIO OF INVESTMENTS
JUNE 30, 1998                                       ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

COMPANY                                         SHARES       U.S. $ VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-98.6%
AUSTRALIA-0.3%
Normandy Mining, Ltd.                         1,000,000      $   819,390

BRAZIL-2.4%
Telebras (ADR)                                   60,000        6,551,250

CANADA-0.6%
Newcourt Credit Group, Inc. (a)                  37,600        1,845,830

DENMARK-2.0%
Ratin AS Cl. B                                   25,000        5,297,270

FINLAND-8.3%
Nokia AB Series A                               220,000       16,206,735
Orion-Yhtyma OY Series B                        205,195        6,331,153
                                                             ------------
                                                              22,537,888

FRANCE-6.4%
Sanofi SA                                        61,387        7,224,391
Seita (b)                                        70,000        3,174,708
Total, SA Cl. B (b)                              50,000        6,505,007
Union des Assurances Federales, SA                1,800          283,936
                                                             ------------
                                                              17,188,042

GERMANY-7.1%
Adidas Salomon AG                                35,000        6,057,748
Merck KG AA                                      18,410          824,168
Prosieben Media AG pfd. (a)                      91,360        4,753,872
Volkswagen AG                                     6,000        5,774,832
Wella AG pfd.                                     1,500        1,697,501
                                                             ------------
                                                              19,108,121

HONG KONG-3.2%
Cheung Kong Holdings                            450,600        2,221,595
Dickson Concepts International, Ltd.            404,500          563,836
Hong Kong Electric Holdings, Ltd.               500,000        1,548,787
Hutchison Whampoa, Ltd.                         800,000        4,212,700
                                                             ------------
                                                               8,546,918

ITALY-4.3%
Credito Italiano                              1,300,000        6,810,858
Telecom Italia Spa                              640,000        4,715,154
                                                             ------------
                                                              11,526,012

JAPAN-15.6%
Bridgestone Corp. (b)                           150,000        3,561,475
Canon, Inc.                                     117,000        2,667,849
Daiwa Securities Co., Ltd.                      700,000        3,025,082
Fuji Photo Film Co.                              78,000        2,727,135
Honda Motor Co. (b)                             135,000        4,827,536
Japan Tobacco, Inc.                                 271        1,842,043
Nintendo Co. (b)                                 40,000        3,720,728
Orix Corp.                                       30,000        2,034,818
Rohm Co., Ltd. (b)                               36,000        3,713,489
Sankyo Co., Ltd.                                 40,000          914,981
Sony Corp. (b)                                   50,000        4,325,166
TDK Corp. (b)                                    54,000        4,006,660
Tokai Bank                                      390,000        2,156,864
Yamanouchi Pharmaceutical Co., Ltd. (b)         130,000        2,719,606
                                                             ------------
                                                              42,243,432

MEXICO-1.1%
Coca-Cola Femsa, SA (ADR)                        25,000          434,375
Panamerican Beverages Cl. A                      80,000        2,515,000
                                                             ------------
                                                               2,949,375

NETHERLANDS-14.5%
Akzo Nobel NV                                    70,000       15,576,088
ASM Lithography Holding NV (a)                  120,000        3,554,738
International Nederlander Groep NV              160,000       10,487,067
Philips Electronics NV                           50,000        4,207,227
Wolters Kluwer CVA                               38,776        5,327,313
                                                             ------------
                                                              39,152,433


8



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)       U.S. $ VALUE
-------------------------------------------------------------------------
SOUTH KOREA-0.0%
S.K. Telecom Co., Ltd. (ADR)                      4,269      $    23,746
SPAIN-3.9%
Tabacalera, SA Cl. A                            230,000        4,719,708
Telefonica, SA                                  120,000        5,560,132
Unidad Editorial, SA (c)                        297,500          311,075
                                                             ------------
                                                              10,590,915

SWEDEN-2.9%
Astra AB Series A                               200,000        4,090,125
Sparbanken Sverige AB Series A                   40,000        1,204,454
Volvo AB Cl. B                                   90,000        2,681,792
                                                             ------------
                                                               7,976,371

SWITZERLAND-10.1%
Ciba Specialty Chemical Holding                  40,000        5,144,291
Nestle AG (b)                                     5,000       10,717,823
Novartis AG                                       4,000        6,667,107
Zurich Vericher Namen                             7,482        4,782,788
                                                             ------------
                                                              27,312,009

UNITED KINGDOM-15.9%
BPB Industries Plc.                             600,000        3,636,607
Bank of Scotland                                375,000        4,201,383
Compass Group Plc.                              500,000        5,760,465
Diageo Plc.                                     760,000        9,028,736
Granada Group Plc.                              130,000        2,392,012
Ladbroke Group Plc.                           1,500,000        8,239,970
Stolt Comex Seaway, SA                           75,600        1,464,750
  (ADR)                                          37,800          661,500
Tomkins Plc.                                    750,000        4,073,024
United Assurance Group Plc.                     300,000        2,845,169
United News & Media, Inc.                        50,000          699,604
                                                             ------------
                                                              43,003,220

Total Common & Preferred Stocks
  (cost $230,736,625)                                        266,672,222

TIME DEPOSIT-1.7%
Royal Bank of Canada,
  5.75%, 7/01/98
  (cost $4,500,000)                              $4,500        4,500,000

TOTAL INVESTMENTS-100.3%
  (cost $235,236,625)                                        271,172,222
Other assets less liabilities-(0.3)%                            (654,914)

NET ASSETS-100%                                            $ 270,517,308


(a)  Non-income producing security.

(b) Securities, or a portion thereof, with an aggregate market value of $31,068,988 have been segregated to collateralize forward exchange currency contracts.

(c)  Restricted and illiquid securities valued at fair value (See Notes A & F).

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


9



STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998                                       ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $235,236,625)          $271,172,222
  Cash, at value (cost $1,378,373)                                    1,375,633
  Receivable for investment securities and foreign currency sold      3,101,710
  Receivable for shares of beneficial interest sold                   2,077,550
  Dividends and interest receivable                                     358,999
  Foreign taxes receivable                                              306,707
  Unrealized appreciation of forward exchange currency contract           2,276
  Total assets                                                      278,395,097

LIABILITIES
  Payable for shares of beneficial interest redeemed                  3,827,886
  Payable for investment securities and foreign currency purchased    3,032,022
  Advisory fee payable                                                  574,849
  Distribution fee payable                                               97,843
  Accrued expenses                                                      345,189
  Total liabilities                                                   7,877,789

NET ASSETS                                                         $270,517,308

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                            $    149,083
  Additional paid-in capital                                        222,024,226
  Undistributed net investment income                                 1,829,171
  Accumulated net realized gain on investments and foreign
    currency transactions                                            10,576,194
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                      35,938,634
                                                                   $270,517,308

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($131,564,997/
    7,094,137 shares of beneficial interest issued and outstanding)      $18.55
  Sales charge--4.25% of public offering price                              .82
  Maximum offering price                                                 $19.37

  CLASS B SHARES
  Net asset value and offering price per share ($71,370,335/
    4,098,451 shares of beneficial interest issued and outstanding)      $17.41

  CLASS C SHARES
  Net asset value and offering price per share ($20,427,825/
    1,172,543 shares of beneficial interest issued and outstanding)      $17.42

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($47,154,151 / 2,543,195 shares of beneficial interest
    issued and outstanding)                                              $18.54


See notes to financial statements.


10



STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 1998                            ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $519,257)                                     $4,115,694
  Interest                                              242,699    $ 4,358,393

EXPENSES
  Advisory fee                                        2,718,678
  Distribution fee - Class A                            251,400
  Distribution fee - Class B                            729,494
  Distribution fee - Class C                            211,941
  Custodian                                             635,742
  Transfer agency                                       512,895
  Audit and legal                                       141,724
  Administrative                                        127,000
  Printing                                              111,563
  Registration                                           70,853
  Trustees' fees                                         25,000
  Miscellaneous                                          88,476
  Total expenses                                      5,624,766
  Less: expenses waived by adviser                     (407,802)
  Net expenses                                                       5,216,964
  Net investment loss                                                 (858,571)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                      18,748,042
  Net realized gain on foreign currency transactions                 3,357,394
  Net change in unrealized appreciation of:
    Investments                                                       (882,601)
    Foreign currency denominated assets and liabilities               (156,892)
  Net gain on investments and foreign currency transactions         21,065,943

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $20,207,372


See notes to financial statements.


11



STATEMENT OF CHANGES IN NET ASSETS                  ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

                                                    YEAR ENDED      YEAR ENDED
                                                      JUNE 30,       JUNE 30,
                                                        1998           1997
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                     $   (858,571)  $    136,758
  Net realized gain on investments and foreign
    currency transactions                            22,105,436     11,103,038
  Net change in unrealized appreciation
    (depreciation)of investments and foreign
    currency denominated assets and liabilities      (1,039,493)    13,688,698
  Net increase in net assets from operations         20,207,372     24,928,494

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                            (340,015)    (1,212,031)
    Advisor Class                                      (164,972)        (6,456)
  Net realized gain on investments and foreign
    currency transactions
    Class A                                          (8,564,124)   (11,329,853)
    Class B                                          (5,015,932)    (4,543,388)
    Class C                                          (1,492,502)    (1,515,641)
    Advisor Class                                    (2,849,305)       (47,863)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (31,125,975)    (2,106,765)
  Total increase (decrease)                         (29,345,453)     4,166,497

NET ASSETS
  Beginning of year                                 299,862,761    295,696,264
  End of year (including undistributed net
    investment income of $1,829,171 and
    $91,546, respectively)                         $270,517,308   $299,862,761


See notes to financial statements.


12



NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998                                       ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance International Fund (the "Fund"), which is a Massachusetts business trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized foreign exchange gains and losses represent gains and losses from sales and maturities of debt securities, holding of foreign currency contracts, foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)           ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net foreign currency gains, resulted in a net increase in undistributed net investment income, and a corresponding decrease in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no affect on net assets.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a fee at a quarterly rate equal to 1/4 of 1% (approximately 1% on an annual basis) of quarter end net assets up to $500 million and 3/16 of 1% (approximately .75% on an annual basis) of quarter end net assets in excess of $500 million. Effective July 1, 1997 the Adviser has voluntarily agreed to waive unilaterally, for a minimum of two years, that portion of the Fund's advisory fee on the first $500 million of net assets in excess of the annualized rate of .85 of 1%. Such waiver amounted to $407,802. Pursuant to the advisory agreement, the Fund paid $127,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended June 30, 1998.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $376,447 for the year ended June 30, 1998.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received $2,606, $153,795 and $6,763 in contingent deferred sales charges from the redemptions of Class A, Class B and Class C shares, respectively for the year ended June 30, 1998.

Brokerage commissions paid on investment transactions for the year ended June 30, 1998, amounted to $1,675,091, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution


14



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,638,659 and $838,475, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $321,444,896 and $364,575,592, respectively, for the year ended June 30, 1998. There were no purchases or sales of U.S. government or government agency obligations for the year ended June 30, 1998.

At June 30, 1998, the cost of investments for federal income tax purposes was $239,602,853. Accordingly, gross unrealized appreciation of investments was $43,956,953 and gross unrealized depreciation of investments was $12,387,584 resulting in net unrealized appreciation of $31,569,369 (excluding foreign currency transactions).

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward foreign exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At June 30, 1998, the Fund had one outstanding forward foreign exchange currency contract as follows:

                                CONTRACT    VALUE ON      U.S. $
                                 AMOUNT   ORIGINATION    CURRENT     UNREALIZED
                                  (000)       DATE        VALUE    APPRECIATION
                               ---------  -----------  ----------- ------------
FOREIGN CURRENCY SALE CONTRACT
Japanese Yen,
  settling 9/24/98             2,921,639  $21,416,500  $21,414,224     $2,276


15



NOTES TO FINANCIAL STATEMENTS (CONTINUED)           ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

NOTE E: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $.01 par value shares of beneficial interest authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Transactions in shares of beneficial interest were as follows:

                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JUNE 30,       JUNE 30,      JUNE 30,        JUNE 30,
                         1998           1997          1998            1997
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           24,484,292     6,622,075   $ 429,262,692   $ 114,715,975
Shares issued in
  reinvestment of
  dividends and
  distributions          434,528       663,141       7,195,776      11,054,555
Shares converted
  from Class B           135,142       117,002       2,418,317       2,047,012
Shares redeemed      (28,137,023)   (7,939,629)   (501,332,312)   (137,402,166)
Net decrease          (3,083,061)     (537,411)  $ (62,455,527)  $  (9,584,624)

CLASS B
Shares sold            5,858,963     2,125,113   $  98,173,143   $  35,155,961
Shares issued in
  reinvestment of
  distributions          253,584       214,830       3,960,979       3,409,345
Shares converted
  to Class A            (143,173)     (123,261)     (2,422,365)     (2,047,012)
Shares redeemed       (6,258,880)   (1,982,904)   (105,349,658)    (32,750,197)
Net increase
  (decrease)            (289,506)      233,778   $  (5,637,901)  $   3,768,097

CLASS C
Shares sold            1,285,146     1,792,800   $  21,956,475   $  29,797,881
Shares issued in
  reinvestment of
  distributions           55,617        50,633         869,855         804,053
Shares redeemed       (1,480,320)   (2,075,557)    (25,121,032)    (34,583,108)
Net decrease            (139,557)     (232,124)  $  (2,294,702)    $(3,981,174)


                      YEAR ENDED   OCT. 2,1996(A)   YEAR ENDED   OCT. 2,1996(A)
                        JUNE 30         TO           JUNE 30,          TO
                          1998     JUNE 30,1997        1998       JUNE 30, 1997
                     ------------  ------------  --------------  --------------
ADVISOR CLASS
Shares sold            2,988,364       501,850   $  56,300,890   $   8,317,799
Shares issued in
  reinvestment of
  dividends and
  distributions          181,876         2,960       3,008,222          49,249
Shares redeemed       (1,092,832)      (39,023)    (20,046,957)       (676,112)
Net increase           2,077,408       465,787   $  39,262,155   $   7,690,936


(a)  Commencement of distribution.


16



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

NOTE F: RESTRICTED AND ILLIQUID SECURITIES

                             DATE
SECURITY                   ACQUIRED    U.S. $ COST
--------                   --------    -----------
Unidad Editorial, SA        1/20/92      $369,591


The security shown above is restricted as to sale and has been valued at fair value in accordance with procedures described in Note A. The value of this security at June 30, 1998 was $311,075 representing 0.1% of net assets.

NOTE G: CONCENTRATION OF RISK
Investing in securities of foreign companies involves special risks which include revaluation of currency and future adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies.

NOTE H: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") to provide for short-term financing if necessary in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. During the year ended June 30, 1998, the Fund had borrowings outstanding for 6 days and the weighted average interest on such borrowings was 6.12%. The Fund had no borrowings outstanding on June 30, 1998.


17



FINANCIAL HIGHLIGHTS                                ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                        CLASS A
                                            ----------------------------------------------------------------
                                                                 YEAR ENDED JUNE 30,
                                            ----------------------------------------------------------------
                                                1998         1997          1996         1995         1994
                                            ------------  -----------  -----------  ----------  ------------
Net asset value, beginning of year            $18.69       $18.32        $16.81       $18.38       $16.01

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.01)(a)      .06(a)        .05(a)       .04         (.09)
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                  1.13         1.51          2.51          .01         3.02
Net increase in net asset value from
  operations                                    1.12         1.57          2.56          .05         2.93

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.05)        (.12)           -0-          -0-          -0-
Distributions from net realized gains
  on investments and foreign currency
  transactions                                 (1.21)       (1.08)        (1.05)       (1.62)        (.56)
Total dividends and distributions              (1.26)       (1.20)        (1.05)       (1.62)        (.56)
Net asset value, end of year                  $18.55       $18.69        $18.32       $16.81       $18.38

TOTAL RETURN
Total investment return(b)                      6.79%        9.30%        15.83%         .59%       18.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $131,565     $190,173      $196,261     $165,584     $201,916
Ratios to average net assets of:
  Expenses, net of waivers                      1.65%        1.73%         1.72%        1.73%        1.90%
  Expenses, before waivers                      1.80%        1.74%(c)      1.72%        1.73%        1.90%
Ratio of net investment income (loss)
  to average net assets                         (.05)%        .31%          .31%         .26%        (.50)%
Portfolio turnover rate                          121%          94%           78%         119%          97%


See footnote summary on page 21.


18



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                   YEAR ENDED JUNE 30,
                                            -----------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            ------------  -----------  ------------  ----------  ------------
Net asset value, beginning of year            $17.71       $17.45        $16.19       $17.90       $15.74

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.16)(a)     (.09)(a)      (.07)(a)     (.01)        (.19)(a)
Net realized and unrealized gain (loss)
  on investmentsand foreign currency
  transactions                                  1.07         1.43          2.38         (.08)        2.91
Net increase (decrease) in net asset
  value from operations                          .91         1.34          2.31         (.09)        2.72

LESS: DISTRIBUTIONS
Distributions from net realized gains on
  investments and foreign currency
  transactions                                 (1.21)       (1.08)        (1.05)       (1.62)        (.56)
Net asset value, end of year                  $17.41       $17.71        $17.45       $16.19       $17.90

TOTAL RETURN
Total investment return(b)                      5.92%        8.37%        14.87%        (.22)%      17.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $71,370      $77,725       $72,470      $48,998      $29,943
Ratios to average net assets of:
  Expenses, net of waivers                      2.49%        2.58%         2.55%        2.57%        2.78%
  Expenses, before waivers                      2.64%        2.59%(c)      2.55%        2.57%        2.78%
Ratio of net investment loss to average
  net assets                                    (.90)%       (.51)%        (.46)%       (.62)%      (1.15)%
Portfolio turnover rate                          121%          94%           78%         119%          97%


See footnote summary on page 21.


19



FINANCIAL HIGHLIGHTS (CONTINUED)                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
YEAR

                                                                        CLASS C
                                            ---------------------------------------------------------------
                                                                   YEAR ENDED JUNE 30,
                                            ---------------------------------------------------------------
                                                1998         1997         1996         1995         1994
                                            ------------  -----------  -----------  ----------  -----------
Net asset value, beginning of year            $17.73       $17.46       $16.20       $17.91       $15.74

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.15)(a)     (.09)(a)     (.07)(a)     (.14)        (.11)
Net realized and unrealized gain on
  investments and foreign currency
  transactions                                  1.05         1.44         2.38          .05         2.84
Net increase (decrease) in net asset
  value from operations                          .90         1.35         2.31         (.09)        2.73

LESS: DISTRIBUTIONS
Distributions from net realized gains
  on investments and foreign currency
  transactions                                 (1.21)       (1.08)       (1.05)       (1.62)        (.56)
Net asset value, end of year                  $17.42       $17.73       $17.46       $16.20       $17.91

TOTAL RETURN
Total investment return(b)                      5.85%        8.42%       14.85%        (.22)%      17.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $20,428      $23,268      $26,965      $19,395      $13,503
Ratios to average net assets of:
  Expenses, net of waivers                      2.48%        2.56%        2.53%        2.54%        2.78%
  Expenses, before waivers                      2.63%        2.58%(c)     2.53%        2.54%        2.78%
Ratio of net investment loss to
  average net assets                            (.90)%       (.51)%       (.47)%       (.88)%      (1.12)%
Portfolio turnover rate                          121%          94%          78%         119%          97%


See footnote summary on page 21.


20



                                                    ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                            ADVISOR CLASS
                                                     --------------------------
                                                                  OCTOBER 2,
                                                     YEAR ENDED    1996(D)
                                                       JUNE 30,       TO
                                                         1998    JUNE 30, 1997
                                                     ----------  --------------
Net asset value, beginning of period                    $18.67    $17.96

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                   .02       .16
Net realized and unrealized gain on investments
  and foreign currency transactions                       1.13      1.78
Net increase in net asset value from
  operations                                              1.15      1.94

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                      (.07)     (.15)
Distributions from net realized gains on
  investments and foreign currency transactions          (1.21)    (1.08)
Total dividends and distributions                        (1.28)    (1.23)
Net asset value, end of period                          $18.54    $18.67

TOTAL RETURN
Total investment return based on net asset value(b)       6.98%    11.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)              $47,154    $8,697
Ratios to average net assets of:
  Expenses, net of waivers                                1.47%     1.69%(e)
  Expenses, before waivers                                1.62%     1.69%(c)(e)
Ratio of net investment income to average net assets       .13%     1.47%
Portfolio turnover rate                                    121%       94%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratio reflects expenses grossed up for expense offset arrangement with the transfer agent. For the year ended June 30, 1997, the net expense ratio was 1.73%, 2.58%, 2.56% and 1.69% for Class A, B, C and Advisor Class shares, respectively.

(d)  Commencement of distribution.

(e)  Annualized.


21



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                ALLIANCE INTERNATIONAL FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES ALLIANCE INTERNATIONAL FUND

We have audited the accompanying statement of assets and liabilities of Alliance International Fund, including the portfolio of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance International Fund at June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
August 7, 1998



TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________

In order to meet certain requirements of the Internal Revenue Code we are advising you that $3,412,498 and $6,496,032 of the capital gain distributions paid by the fund during the fiscal year June 30, 1998 are subject to maximum tax rates of 28% and 20% respectively.

In addition, the Fund intends to make an election under Internal Revenue Code
Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to the shareholders for the fiscal year ended June 30, 1998 is $519,257. The foreign source income for information reporting purposes in $3,029,126.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 1999.


22

_______________________________________________________________

              APPENDIX A: Futures Contracts and Options on
                          Futures Contracts and Foreign
                          Currencies
_______________________________________________________________

Futures Contracts

         The Fund may enter into financial futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment is incorrect about the general direction of a stock market index for example, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of a bear market in equities in a particular country that would adversely affect the price of equities held in its portfolio and there is a bull market instead, the Fund will lose part or all of the benefit of the increased value of the equities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell equities from its portfolio to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options On Futures Contracts

         The Fund intends to purchase and write options on futures contracts. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of a general market decline.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options On Foreign Currencies

         The Fund may purchase and write options on foreign currencies in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may also write options on foreign currencies for the same purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities or other appropriate liquid securities in a segregated account with its Custodian.

         The Fund also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross- hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. government securities or other appropriate liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks Of Options On Futures Contracts, Forward
Contracts and Options on Foreign Currencies

         Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to regulation by the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data, on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

________________________________________________________________

         APPENDIX B:  ADDITIONAL INFORMATION ABOUT JAPAN
________________________________________________________________

         The information in this section is based on material obtained by the Fund from various Japanese governmental and other sources believed to be accurate but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of Japan, its economy or the consequences of investing in Japanese securities.

         Japan, located in eastern Asia, consists of four main islands: Hokkaido, Honshu, Kyushu and Shikoku, and many small islands. Its population is approximately 126 million.

GOVERNMENT

         The government of Japan is a representative democracy whose principal executive is the Prime Minister. Japan's legislature (known as the Diet) consists of two houses, the House of Representatives (the lower house) and the House of Councillors
(the upper house).

POLITICS

         From 1955 to 1993, Japan's government was controlled by the Liberal Democratic Party (the "LDP"), the major conservative party. In August 1993, after a main faction left the LDP over the issue of political reform, a non-LDP coalition government was formed consisting of centrist and leftist parties and was headed by Prime Minister Morihiro Hosokawa. In April 1994, Mr. Hosokawa resigned due to allegations of personal financial irregularities. The coalition members thereafter agreed to choose as prime minister the foreign minister, Tsutomu Hata. As a result of the formation of a center-right voting bloc, however, the Japan Socialist Party (the "JSP"), a leftist party, withdrew from the coalition. Consequently, Mr. Hata's government was a minority coalition, the first since 1955, and was therefore unstable. In June 1994, Mr. Hata and his coalition were replaced by a new coalition made up of the JSP (since renamed the "Social Democratic Party (the "SDP")), the LDP and the small New Party Sakigake (the "Sakigake"). This coalition, which surprised many because of the historic rivalries between the LDP and the SDP, was led by Tomiichi Murayama, the first Socialist prime minister in 47 years. Mr. Murayama stepped down in January 1996 and was succeeded as Prime Minister by Liberal Democrat Ryutaro Hashimoto. By September 1996, when Prime Minister Hashimoto called for a general election on October 20, 1996, the stability of the SDP-LDP-Sakigake coalition had become threatened. Both the SDP and the Sakigake had lost more than half their seats in the lower house of the Diet when a faction of the Sakigake split off to form the Democratic Party of Japan. Their strength was further diminished as a result of the October 20, 1996 House of Representatives election. Although the LDP was 12 seats short of winning a majority in that election, it was able to reduce the margin to three seats and to achieve enough support from its two former coalition parties, the SDP and the Sakigake, as well as independents and other conservatives, to return Japan to a single-party government for the first time since 1993. Mr. Hashimoto was reappointed as Prime Minister on November 7, 1996. Subsequent to the 1996 elections, the LDP established and is maintaining a majority in the House of Representatives as individual members have joined the ruling party. By 1998 the popularity of the LDP had declined, due to dissatisfaction with Mr. Hashimoto's leadership, and in the July 12, 1998 House of Councillors election, the LDP's representation fell to 103 seats from 120 seats. As a result of the LDP's defeat, on July 13, 1998, Mr. Hashimoto announced his resignation as Prime Minister and was replaced by Keizo Obuchi on July 24, 1998. On January 14, 1999, the LDP formed a coalition government with a major opposition party. As a result, Mr. Obuchi's administration strengthened its position in the Diet, where it increased its majority in the House of Representatives and reduced its shortfall in the House of Councillors. The opposition is dominated by the new Minshuto (Democratic Party of Japan), which was established in April 1998 by various opposition groups and parties. The next general election (House of Representatives) is required by law to occur no later than the end of 2000.

ECONOMY

         The Japanese economy maintained an average annual growth rate of 2.1% in real GDP terms from 1990 through 1994, compared with 2.4% for the United States during the same period. In 1995 and 1996, Japan's real GDP growth was 1.4% and 4.1%, respectively. In 1997, Japan's real GDP growth rate fell to 0.9%. In the first and second quarters of 1998, Japan's real GDP growth rate was -3.7% and -3.3%, respectively, compared to the first and second quarters of 1997. The second quarter of 1998 was the third consecutive quarter in which Japan experienced a negative real GDP growth rate, resulting in the longest contraction of the economy since the Japanese government began compiling such data in 1955. Inflation has remained low, 1.3% in 1993, 0.7% in 1994, -0.1% in 1995 and 0.1% in 1996, but increased to 1.7% in 1997. In the first and second quarters of 1998, the inflation rate was 2.1% and 0.6%, respectively. Private consumer demand has slowed due to uncertainty about the economy and higher consumer taxes that went into effect in April 1997. Unemployment is at its highest level since the end of World War II, rising to 4.4% in November 1998, and is not expected to fall appreciably in the foreseeable future.

         Japan's post World War II reliance on heavy industries has shifted to higher technology products assembly and, most recently, to automobile, electrical and electronic production. Japan's success in exporting its products has generated sizable trade surpluses. Since the early 1980's, Japan's relations with its trading partners have been difficult, partly due to the concentration of Japanese exports in products such as automobiles, machine tools and semiconductors and the large trade surpluses resulting therefrom, and an overall trade imbalance as indicated by Japan's balance of payments. Japan's overall trade surplus for 1994 was the largest in its history, amounting to almost $145 billion. Exports totaled $386 billion, up 9.3% from 1993, and imports were $242 billion, up 13.6% from 1993. The current account surplus in 1994 was $130 billion, down 1.5% from a record high in 1993. By 1996, Japan's overall trade surplus had decreased to $83 billion. Exports had increased to a total of $400 billion, up 3.6% from 1994, and imports had increased to a total of $317 billion, up 31.0% from 1994. During 1997, the overall trade surplus increased approximately 22% from 1996. Exports increased to a total of $409 billion, up 2% from 1996, and imports decreased to $308 billion, down 3% from 1996. In the first six months of 1998, Japanese exports fell by 6.2%, due in large part to the contraction of Japan's Asian markets, and Japanese imports continued to decline. As a result of these two trends, the overall trade surplus is expected to continue on its upward course, but at a slower pace. Japan remains the largest creditor nation and a significant donor of foreign aid.

         On October 1, 1994, the U.S. and Japan reached an agreement with respect to trade in insurance, glass and medical and telecommunications equipment. In June 1995, the two countries agreed in principal to increase Japanese imports of American automobiles and automotive parts. These and other agreements, however, have not been successful in addressing Japan's trade surplus with the U.S. Other current sources of tension between the two countries are disputes in connection with trade in steel, semiconductors and photographic supplies, deregulation of the Japanese insurance market, a dispute over aviation rights and access to Japanese ports. It is expected that the friction between the United States and Japan with respect to trade issues will continue for the foreseeable future.

         In response to pressures caused by the slumping Japanese economy, the fragile financial markets and the appreciating Yen, the Japanese government, in April and June 1995, announced emergency economic packages that focused on higher and accelerated public works spending and increased aid for post-earthquake reconstruction in the Kobe area. These measures helped to increase public investment and lead to faster GDP growth, but failed to produce fundamental changes. In 1997 and again in 1998, the government announced additional stimulus packages that included increased public works spending and tax cuts. These measures have also been unsuccessful in stimulating Japan's economy. In October 1998, Prime Minister Obuchi instructed his cabinet to prepare another emergency economic stimulus plan calling for even more public spending and further tax cuts. The plan was finalized in November 1998.

         In addition to the government's emergency economic packages announced in 1995, the Bank of Japan attempted to assist the financial markets by lowering its official discount rate to a record low in 1995. However, large amounts of bad debt have prevented banks from expanding their loan portfolios despite low discount rates. Japanese banks have suffered several years of declining profits and many banks have required public funds to avert insolvency. In June 1995, the Finance Ministry announced an expansion of deposit insurance and restrictions on rescuing insolvent banks. In June 1996, six bills designed to address the large amount of bad debt in the banking system were passed by the Diet, but the difficulties worsened. By the end of the 1997/98 fiscal year, the government estimated that the banking system's bad loans totaled 87.5 trillion Yen (approximately $600 billion), or 11% of outstanding bank loans.

         On December 17, 1997, in the wake of the collapse in the previous month of one of Japan's 20 largest banks, the government announced a proposal to strengthen the banks by means of an infusion of public funds and other measures. In addition, the imposition of stricter capital requirements and other supervisory reforms scheduled to go into effect in April 1998 were postponed. Subsequent to the December 1997 proposals, the government proposed a series of additional proposals, culminating, after vigorous political debate, in a set of laws that was approved by the Diet in October 1998. The new laws will make $508 billion in public funds available to increase the capital of Japan's banks, to guarantee depositors'' accounts and to nationalize the weakest banks. On October 23, 1998, the Long-Term Credit Bank of Japan, Ltd., one of Japan's 19 largest banks, became the first Japanese bank to be nationalized pursuant to the new laws. On December 11, 1998, the Nippon Credit Bank, Ltd. became the second Japanese bank to be nationalized pursuant to the new laws. It is unclear whether these laws will achieve their intended effect. In addition to bad domestic loans, Japanese banks also have significant exposure to the current financial turmoil in other Asian markets. The financial system's fragility is expected to continue for the foreseeable future.

         In November 1996, then Prime Minister Hashimoto announced a set of initiatives to deregulate the financial sector by the year 2001. Known as "Tokyo's Big Bang," the reforms include changes in tax laws to favor investors, the lowering of barriers between banking, securities and insurance, abolition of foreign exchange restrictions and other measures designed to revive Tokyo's status in the international capital markets and to stimulate the economy. The Big Bang was formally launched in April 1998. Some of the measures that have already been implemented include a liberalization of foreign exchange restrictions, a repeal of the ban on holding companies and deregulation of fees on large transactions. Other reforms that are scheduled to be implemented include allowing banks to sell mutual funds (December 1998), eliminating fixed brokerage commissions on all stock trades (by the end of 1999) and allowing trust bank subsidiaries of brokerage firms to manage pension funds (by 2000). While in the long term the Big Bang is viewed as a positive step for Japan, in the current economic climate it is viewed as putting additional stress on weaker institutions.

         For the past several years, a growing budget deficit and the threat of a budget crisis have resulted in a tightening of fiscal policy. In March 1997, Prime Minister Hashimoto announced the first detailed plan for fiscal reform. The plan called for the lowering of the budget deficit to below 3% of GDP by Fiscal Year 2003/2004. In June 1997, specific proposals for spending cuts were approved by the cabinet and a Fiscal Reform Law, incorporating the proposals into binding targets, were to have been presented to the Diet late in 1997. In November 1997, however, Prime Minister Hashimoto, facing growing pressure to take steps to revitalize Japan's stagnant economy, announced a new economic plan, the "Urgent Economic Policy Package Reforming Japan for the 21st Century," which includes tax cuts and public spending. Thereafter, in April 1998, Japan announced its largest ever package of public spending and tax cuts.

         Between 1985 and 1995, the Japanese Yen generally appreciated against the U.S. Dollar. Between 1990 and 1994 the Yen's real effective exchange rate appreciated by approximately 36%. On April 19, 1995, the Japanese Yen reached an all time high of 79.75 against the U.S. Dollar. Since its peak of April 19, 1995, the Yen has generally decreased in value against the U.S. Dollar. The average Yen-Dollar exchange rates in 1996, 1997 and 1998 were 108.8, 121.0 and 130.99, respectively.

         JAPANESE STOCK EXCHANGES. Currently, there are eight stock exchanges in Japan. The Tokyo Stock Exchange (the "TSE"), the Osaka Securities Exchange and the Nagoya Stock Exchange are the largest, together accounting for approximately 98.8% of the share trading volume and for about 98.0% of the overall trading value of all shares traded on Japanese stock exchanges during the year ended December 31, 1997. The other stock exchanges are located in Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo. The chart below presents annual share trading volume (in millions of shares) and annual trading value (in billions of yen) information with respect to each of the three major Japanese stock exchanges for the years 1989 through 1997. Trading volume and the value of foreign stocks are not included.



       All Exchanges            TOKYO               OSAKA            NAGOYA
       VOLUME   VALUE      VOLUME   VALUE      VOLUME   VALUE    VOLUME   VALUE
1997   130,657  151,445    107,566  108,500    15,407   27,024   6,098    12,758
1996   126,496  136,170    101,170  101,893    20,783   27,280   4,104     5,391
1995   120,149  115,840     92,034   83,564    21,094   24,719   5,060     5,462
1994   105,937  114,622     84,514   87,356    14,904   19,349   4,720     5,780
1993   101,173  106,123     86,935   86,889    10,440   14,635   2,780     3,459
1992    82,563   80,456     66,408   60,110    12,069   15,575   3,300     3,876
1991   107,844  134,160     93,606  110,897    10,998   18,723   2,479     3,586
1990   145,837  231,837    123,099  186,667    17,187   35,813   4,323     7,301
1989   256,296  386,395    222,599  332,617    25,096   41,679   7,263    10,395

Source:  The Tokyo Stock Exchange 1994, 1995, 1996 and 1997 Fact Books and December 1997
Monthly Statistics Report.

THE TOKYO STOCK EXCHANGE

    OVERVIEW OF THE TOKYO STOCK EXCHANGE. The TSE is the largest of the Japanese stock exchanges and as such is widely regarded as the principal securities exchange for all of Japan. In 1997, the TSE accounted for 71.6% of the market value and 82.3% of the share trading volume on all Japanese stock exchanges. A foreign stock section on the TSE, consisting of shares of non-Japanese companies, listed 60 (out of 1,805 total companies listed on the TSE) non-Japanese companies at the end of 1996. The market for stock of Japanese issuers on the TSE is divided into a First Section and a Second Section. The First Section is generally for larger, established companies (in existence for five years or more) that meet listing criteria relating to the size and business condition of the issuing company, the liquidity of its securities and other factors pertinent to investor protection. The TSE's Second Section is for smaller companies and newly listed issuers.

    SECTOR ANALYSIS OF THE FIRST AND SECOND SECTIONS. The TSE's domestic stocks include a broad cross-section of companies involved in many different areas of the Japanese economy. At the end of 1997, the three largest industry sectors, based on market value, listed on the first section of the TSE were banking, with 100 companies representing 15.83% of all domestic stocks listed on the TSE; electric appliances, with 133 companies representing 15.06% of all domestic stocks so listed; and transportation equipment with 61 companies representing 10.99% of all domestic stocks so listed. No other industry sector represented more than 5% of TSE listed domestic stocks.

    MARKET GROWTH OF THE TSE. The First and Second Sections of the TSE grew in terms of both average daily trading value and aggregate year-end market value from 1982, when they were l28,320 million yen and 98,090 billion yen, respectively, through the end of 1989, when they were 1,335,810 million yen and 611,152 billion yen, respectively. Following the peak in 1989, both average daily trading value and aggregate year-end market value declined through 1992 when they were 243,362 million yen and 289,483 billion yen, respectively. In 1993 and 1994, both average daily trading value and aggregate year-end market value increased and were 353,208 and 353,666 million yen, respectively, and 324,357 and 358,392 billion yen, respectively. In 1995, average daily trading value decreased to 335,598 million yen and aggregate year-end market value increased to 365,716 billion yen. In 1996, average daily trading value increased to 412,521 million yen and aggregate year-end market value decreased to 347,578 billion yen. In 1997, average daily trading value increased to 442,858 million Yen and aggregate year-end market value decreased to 280,930 billion Yen.

    MARKET PERFORMANCE OF THE FIRST SECTION. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak of 2,884.80 on December 18, 1989. Thereafter, the TOPIX declined approximately 45% through December 29, 1995. On December 30, 1996 the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. On December 30, 1997, the TOPIX closed at 1,175.03, down approximately 20% from the end of 1996. On December 30, 1998 the TOPIX closed at 1086.99, down approximately 7% from the end of 1997.

JAPANESE FOREIGN EXCHANGE CONTROLS

    Under Japan's Foreign Exchange and Foreign Trade Control Law and cabinet orders and ministerial ordinances thereunder (the "Foreign Exchange Controls"), prior notification to the Minister of Finance of Japan (the "Minister of Finance") of the acquisition of shares in a Japanese company from a resident of Japan (including a corporation) by a non-resident of Japan (including a corporation) is required unless the acquisition is made from or through a securities company designated by the Minister of Finance or if the yen equivalent of the aggregate purchase price of shares is not more than 100 million Yen. Even in these situations, if a foreign investor intends to acquire shares of a Japanese corporation listed on a Japanese stock exchange or traded on a Japanese over-the-counter market (regardless of the person from or through whom the foreign investor acquires such shares) and as a result of the acquisition the foreign investor would directly or indirectly hold 10% or more of the total outstanding shares of that corporation, the foreign investor must file a report within 15 days from the day of such acquisition with the Minister of Finance and any other minister with proper jurisdiction. In instances where the acquisition concerns national security or meets certain other conditions specified in the Foreign Exchange Controls, the foreign investor must file a prior notification with respect to the proposed acquisition with the Minister of Finance and any other minister with proper jurisdiction. The ministers may make a recommendation to modify or prohibit the proposed acquisition if they consider that the acquisition would impair the safety and maintenance of public order in Japan or harmfully influence the smooth operation of the Japanese economy. If the foreign investor does not accept the recommendation, the ministers may issue an order modifying or prohibiting the acquisition. In certain limited and exceptional circumstances, the Foreign Exchange Controls give the Minister of Finance the power to require prior approval for any acquisition of shares in a Japanese company by a non-resident of Japan.

    In general, the acquisition of shares by non-resident shareholders by way of stock splits, as well as the acquisition of shares of a Japanese company listed on a Japanese stock exchange by non-residents upon exercise of warrants or conversion of convertible bonds, are not subject to any of the foregoing notification or reporting requirements. Under the Foreign Exchange Controls, dividends paid on shares, held by non-residents of Japan and the proceeds of any sales of shares within Japan may, in general, be converted into any foreign currency and remitted abroad.

    Certain provisions of the Foreign Exchange Controls were repealed or liberalized beginning in April 1998, pursuant to the revised Foreign Exchange and Foreign Trade Law, which was approved in May 1997 as part of the plan to implement the Big Bang. Under the new law, Japanese citizens are permitted to open foreign exchange accounts at banks and any company or individual is permitted to engage in foreign exchange activities without prior government approval.

REGULATION OF THE JAPANESE EQUITIES MARKETS

    The principal securities law in Japan is the Securities and Exchange Law ("SEL") which provides overall regulation for the issuance of securities in public offerings and private placements and for secondary market trading. The SEL was amended in 1988 in order to liberalize the securities market; to regulate the securities futures, index, and option trade; to add disclosure regulations; and to reinforce the prevention of insider trading. Insider trading provisions are applicable to debt and equity securities listed on a Japanese stock exchange and to unlisted debt and equity securities issued by a Japanese corporation that has securities listed on a Japanese stock exchange or registered with the Securities Dealers Association (the "SDA"). In addition, each of the eight stock exchanges in Japan has its own constitution, regulations governing the sale and purchase of securities and standing rules for exchange contracts for the purchase and sale of securities on the exchange, as well as detailed rules and regulations covering a variety of matters, including rules and standards for listing and delisting of securities.

    The loss compensation incidents involving preferential treatment of certain customers by certain Japanese securities companies, which came to light in 1991, provided the impetus for amendments to the SEL, which took effect in 1992, as well as two reform bills passed by the Diet in 1992. The amended SEL now prohibits securities companies from operating discretionary accounts, compensating losses or providing artificial gains in securities transactions, directly or indirectly, to their customers and making offers or agreements with respect thereto. Despite these amendments, there have been certain incidents involving loss compensation. To ensure that securities are traded at their fair value, the SDA and the TSE have promulgated certain rules, effective in 1992, which, among other things, explicitly prohibit any transaction undertaken with the intent to provide loss compensation of illegal gains regardless of whether the transaction otherwise technically complies with the rules. The reform bill passed by the Diet, which took effect in 1992 and 1993, provides for the establishment of a new Japanese securities regulator and for a variety of reforms designed to revitalize the Japanese financial and capital markets by permitting banks and securities companies to compete in each other's field of business, subject to various regulations and restrictions.

    Further reforms in the regulation of the securities markets are anticipated over the next several years as the Big Bang is implemented.

____________________________________________________________

                           APPENDIX C:

                 CERTAIN EMPLOYEE BENEFIT PLANS
____________________________________________________________

         Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

     (a)  the plan is one which is not already
          investing in shares of mutual funds or
          interests in other commingled investment vehicles of which Merrill Lynch Asset
          Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of
          (x) the employees eligible to participate in the plan and (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of (A) and (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill
          Lynch's recordkeeping system (an "Active
          Plan"); or

     (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

          For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-
          Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares.

                             PART C
                        OTHER INFORMATION

ITEM 23.  Exhibits

    (a)   (1)  First Amended and Restated Agreement and
               Declaration of Trust of Registrant dated
               December 13, 1990 - Incorporated by reference to
               Exhibit 1 to Post-Effective Amendment No. 29 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70428 and 811-3130) filed with the Securities and Exchange Commission on October 31, 1997.

          (2) Certificate of Amendment of Agreement and Declaration of Trust of Registrant dated April 27, 1993 - Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 30 of Registrant's Registration Statement on Form N-1A (File
               Nos. 2-70428 and 811-3130) filed with the Securities and Exchange Commission on October 30, 1998.

          (3) Certificate of Amendment of Agreement and Declaration of Trust of Registrant dated
               September 30, 1996 - Incorporated by reference to
               Exhibit 1(c) to Post-Effective Amendment No. 30 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70428 and 811-3130) filed with the Securities and Exchange Commission on October 30, 1998.

    (b)   By-Laws of Registrant - Incorporated by reference to
          Exhibit 2 to Post-Effective Amendment No. 29 of
          Registrant's Registration Statement on Form N-1A (File
          Nos. 2-70428 and 811-3130) filed with the Securities and Exchange Commission on October 31, 1997.

    (c)   Not applicable.

    (d) Investment Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 5 to Post-Effective Amendment
          No. 29 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70428 and 811-3130) filed with the Securities and Exchange Commission on October 31, 1997.

    (e)   (1)  Distribution Services Agreement between the
               Registrant and Alliance Fund Distributors, Inc. -
               Incorporated by reference to Exhibit 6(a) to Post-
               Effective Amendment No. 30 of Registrant's

               Registration Statement on Form N-1A (File
               Nos. 2-70428 and 811-3130) filed with the Securities and Exchange Commission on October 30,
               1998.

          (2) Amendment to Distribution Services Agreement between Registrant and Alliance Fund Distributors, Inc. dated June 20, 1996 - Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 24 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70428 and 811-3130) filed with the Securities and Exchange Commission on October 1, 1996.

          (3) Selected Dealer Agreement between Alliance Fund Distributors, Inc. and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 29 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70428 and 811-3130) filed with the Securities and Exchange Commission on October 31, 1997.

          (4) Selected Agent Agreement between Alliance Fund Distributors, Inc. and selected agents making available shares of Registrant - Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 29 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70428 and 811-3130) filed with the Securities and Exchange Commission on October 31, 1997.

    (f)   Not applicable.

    (g) Custodian Contract between the Registrant and Brown Brothers Harriman & Co. - Incorporated by reference to
          Exhibit 8 to Post-Effective Amendment No. 30 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70428 and 811-3130) filed with the Securities and Exchange Commission on October 30, 1998.

    (h)   (1)  Transfer Agency Agreement between the Registrant
               and Alliance Fund Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 30 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70428 and 811-3130) filed with the Securities and Exchange Commission on October 30, 1998.

          (2)  Form of Expense Limitation Undertaking by Alliance
               Capital Management L.P. - Filed herewith.

    (i) Opinion and Consent of Seward & Kissel - Incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 23 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70428 and 811-3130) filed with the Securities and Exchange Commission on August 28, 1995.

    (j)   Consent of Independent Auditors - Filed herewith.

    (k)   Not applicable.

    (l)   Not applicable.

    (m)   Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

    (n)   Financial Data Schedule - Incorporated by reference to
          Exhibit 17 to Post-Effective Amendment No. 30 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70428 and 811-3130) filed with the Securities and Exchange Commission on October 30, 1998.

    (o)   Rule 18f-3 Plan - Incorporated by reference to
          Exhibit 18 to Post-Effective Amendment No. 26 of
          Registrant's Registration Statement on Form N-1A (File
          Nos. 2-70428 and 811-3130) filed with the Securities and Exchange Commission on April 23, 1996.

Other Exhibits:

    Powers of Attorney for John D. Carifa, David H. Dievler, John H. Dobkin, W. H. Henderson, Stig Host and Alan Stoga - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 30 of Registrant's Registration Statement on Form N-1A (File Nos. 2-70428 and 811-3130) filed with the Securities and Exchange Commission on October 30, 1998.


ITEM 24.  Persons Controlled by or under Common Control with
          Registrant.

          None.


ITEM 25.  Indemnification.

          It is the Registrant's policy to indemnify its trustees and officers, employees and other agents as set forth in Article VIII and Article III of Registrant's Agreement and Declaration of Trust, filed as Exhibit (a) in response to Item 23 and Section 6 of the Distribution Agreement filed as Exhibit (e)(1) in response to Item 23, all as set forth below. The liability of the Registrant's trustees and officers is dealt with in Article VIII of Registrant's First Amended and Restated Agreement and Declaration of Trust, as set forth below. The Adviser's liability for loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d) in response to Item 23, as set forth below.

          Article VIII of Registrant's First Amended and Restated
          Agreement and Declaration of Trust reads as follows:

          SECTION 8.1 Trustees, Shareholders, etc. Not Personally Liable; Notice. The Trustees and officers of the Trust, in incurring any debts, liabilities or obligations, or in limiting or omitting any other actions for or in connection with the Trust, are or shall be deemed to be acting as Trustees or officers of the Trust and not in their own capacities. No Shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other Person or Persons in connection with the assets or the affairs of the Trust or of any Portfolio, and subject to Section 8.4 hereof, no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any other Person or Persons in connection with the assets or affairs of the Trust or of any Portfolio, save only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions. The Trust (or if the matter relates only to a particular Portfolio, that Portfolio) shall be solely liable for any and all debts, claims, demands, judgments, decrees, liabilities or obligations of any and every kind, against or with respect to the Trust or such Portfolio in tort, contract or otherwise in connection with the assets or the affairs of the Trust or such Portfolio, and all Persons dealing with the Trust or any Portfolio shall be deemed to have agreed that resort shall be had solely to the Trust Property of the Trust or the Portfolio Assets of such Portfolio, as the case may be, for the payment or performance thereof.

          The Trustees shall use their best efforts to ensure that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer, and not individually, and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Portfolio in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually, or to subject the Portfolio Assets of any Portfolio to the obligations of any other Portfolio.

          SECTION 8.2 Trustees' Good Faith Action; Expert Advice; No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. Subject to
          Section 8.4 hereof, a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing,
          (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, Adviser, Administrator, Distributor or Principal Underwriter, Custodian or Transfer Agent, Dividend Disbursing Agent, Shareholder Servicing Agent or Accounting Agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and
          (iii) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to
          Section 5.2 hereof. The Trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

          SECTION 8.3 Indemnification of Shareholders. If any Shareholder (or former Shareholder) of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the Portfolio of which such Shareholder or former Shareholder is or was the holder of Shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

          SECTION 8.4 Indemnification of Trustees, Officers, etc. Subject to the limitations set forth hereinafter in this Section 8.4, the Trust shall indemnify (from the assets of the Portfolio or Portfolios to which the conduct in question relates) each of its Trustees and officers (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or
          (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Portfolio or Portfolios to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Covered Person shall have undertaken to repay the amounts so paid to such Portfolio or Portfolios if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and (i) the Covered Person shall have provided security for such undertaking,
          (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

          SECTION 8.5 Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of a quorum of the disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (i) or by independent legal counsel pursuant to clause (ii) shall not prevent the recovery from any Covered Person of any amount paid to such

          Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Persons action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Persons office.

          SECTION 8.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, a "disinterested" Person is one against whom none of the actions, suits or other proceedings in question, and no other action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such Person.

          SECTION 8.7 Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

          Article III of Registrant's First Amended and Restated
          Agreement and Declaration of Trust reads, in pertinent part, as follows:

               "Without limiting the foregoing and to the extent not inconsistent with the 1940 Act or other applicable law, the Trustees shall have power and authority:

                    (s)  Indemnification.  In addition to the
                    mandatory indemnification provided for in
                    Article VIII hereof and to the extent
                    permitted by law, to indemnify or enter into agreements with respect to indemnification with any Person with whom this Trust has dealings, including, without limitation, any independent contractor, to such extent as the Trustees shall determine."

          The Advisory Agreement between Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations and duties thereunder.

          The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement or Prospectus and Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in or necessary to make the statements in either thereof any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect Alliance Fund Distributors, Inc. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations and duties thereunder.

          The foregoing summaries are qualified by the entire text of Registrant's First Amended and Restated Agreement and Declaration of Trust, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between Registrant and Alliance Fund Distributors, Inc.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          In accordance with Release No. IC-11330 (September 2,
          1980), the Registrant will indemnify its trustees, officers, investment adviser and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its trustees, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance,
          (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party trustees of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

          The Registrant participates in a joint
          trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.


ITEM 26.  Business and Other Connections of Adviser.

          The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

          The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.


ITEM 27.  Principal Underwriters.

    (a) Alliance Fund Distributors, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund Distributors, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

          AFD Exchange Reserves
          Alliance All-Asia Investment Fund, Inc.
          Alliance Balanced Shares, Inc.
          Alliance Bond Fund, Inc.
          Alliance Capital Reserves
          Alliance Global Dollar Government Fund, Inc.

          Alliance Global Environment Fund, Inc.
          Alliance Global Small Cap Fund, Inc.
          Alliance Global Strategic Income Trust, Inc.
          Alliance Government Reserves
          Alliance Greater China '97 Fund, Inc.
          Alliance Growth and Income Fund, Inc.
          Alliance High Yield Fund, Inc.
          Alliance Institutional Funds, Inc.
          Alliance Institutional Reserves, Inc.
          Alliance International Fund
          Alliance International Premier Growth Fund, Inc.
          Alliance Limited Maturity Government Fund, Inc.
          Alliance Money Market Fund
          Alliance Mortgage Securities Income Fund, Inc.
          Alliance Multi-Market Strategy Trust, Inc.
          Alliance Municipal Income Fund, Inc.
          Alliance Municipal Income Fund II
          Alliance Municipal Trust
          Alliance New Europe Fund, Inc.
          Alliance North American Government Income Trust, Inc.
          Alliance Premier Growth Fund, Inc.
          Alliance Quasar Fund, Inc.
          Alliance Real Estate Investment Fund, Inc.
          Alliance Select Investor Series, Inc.
          Alliance Technology Fund, Inc.
          Alliance Utility Income Fund, Inc.
          Alliance Variable Products Series Fund, Inc.
          Alliance Worldwide Privatization Fund, Inc.
          The Alliance Fund, Inc.
          The Alliance Portfolios

    (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                            POSITIONS AND           POSITIONS AND
                            OFFICES WITH            OFFICES WITH
    NAME                    UNDERWRITER             REGISTRANT

Michael J. Laughlin         Director and Chairman

John D. Carifa              Director                President

Robert L. Errico            Director and President

Geoffrey L. Hyde            Director and Senior
                            Vice President

Dave H. Williams            Director

David Conine                Executive Vice President

Richard K. Saccullo         Executive Vice President

Edmund P. Bergan, Jr.       Senior Vice President,  Secretary
                            General Counsel and
                            Secretary

Richard A. Davies           Senior Vice President
                            and Managing Director

Robert H. Joseph, Jr.       Senior Vice President
                            and Chief Financial Officer

Anne S. Drennan             Senior Vice President
                            and Treasurer

Karen J. Bullot             Senior Vice President

James S. Comforti           Senior Vice President

James L. Cronin             Senior Vice President

Daniel J. Dart              Senior Vice President

Byron M. Davis              Senior Vice President

Mark J. Dunbar              Senior Vice President

Donald N. Fritts            Senior Vice President

Bradley F. Hanson           Senior Vice President

Richard E. Khaleel          Senior Vice President

Stephen R. Laut             Senior Vice President

Susan L. Matteson-King      Senior Vice President

Daniel D. McGinley          Senior Vice President

Antonios G. Poleondakis     Senior Vice President

Robert E. Powers            Senior Vice President

Kevin A. Rowell             Senior Vice President

Raymond S. Sclafani         Senior Vice President

Gregory K. Shannahan        Senior Vice President

Joseph F. Sumanski          Senior Vice President

Peter J. Szabo              Senior Vice President

William C. White            Senior Vice President

Nicholas K. Willett         Senior Vice President

Richard A. Winge            Senior Vice President

Gerard J. Friscia           Vice President and
                            Controller

Ricardo Arreola             Vice President

Jamie A. Atkinson           Vice President

Benji A. Baer               Vice President

Kenneth F. Barkoff          Vice President

Casimir F. Bolanowski       Vice President

Michael E. Brannan          Vice President

Timothy W. Call             Vice President

Kevin T. Cannon             Vice President

John R. Carl                Vice President

William W. Collins, Jr.     Vice President

Leo H. Cook                 Vice President

John W. Cronin              Vice President

Richard W. Dabney           Vice President

Stephen J. Demetrovits      Vice President

John F. Dolan               Vice President

John C. Endahl              Vice President

Sohaila S. Farsheed         Vice President

Shawn C. Gage               Vice President

Joseph C. Gallagher         Vice President

Andrew L. Gangolf           Vice President and      Assistant
                             Assistant General      Secretary
                             Counsel

Alex G. Garcia              Vice President

Mark D. Gersten             Vice President          Treasurer and
                                                    Chief
                                                    Financial
                                                    Officer

John Grambone               Vice President

Charles M. Greenberg        Vice President

Alan Halfenger              Vice President

William B. Hanigan          Vice President

Michael S. Hart             Vice President

Scott F. Heyer              Vice President

Timothy A. Hill             Vice President

George R. Hrabovsky         Vice President

Valerie J. Hugo             Vice President

Michael J. Hutten           Vice President

Scott Hutton                Vice President

Richard D. Keppler          Vice President

Donna M. Lamback            Vice President

P. Dean Lampe               Vice President

Henry Michael Lesmeister    Vice President

James M. Liptrot            Vice President

James P. Luisi              Vice President

Jerry W. Lynn               Vice President

Christopher J. MacDonald    Vice President

Michael F. Mahoney          Vice President

Shawn P. McClain            Vice President

Jeffrey P. Mellas           Vice President

Thomas F. Monnerat          Vice President

Timothy S. Mulloy           Vice President

Joanna D. Murray            Vice President

Nicole Nolan-Koester        Vice President

John C. O'Connell           Vice President

John J. O'Connor            Vice President

James J. Posch              Vice President

Domenick Pugliese           Vice President and      Assistant
                            Assistant General       Secretary
                            Counsel

Bruce W. Reitz              Vice President

Karen C. Satterberg         Vice President

John P. Schmidt             Vice President

Robert C. Schultz           Vice President

Richard J. Sidell           Vice President

Clara Sierra                Vice President

Teris A. Sinclair           Vice President

Scott C. Sipple             Vice President

Martine H. Stansbery, Jr.   Vice President

Andrew D. Strauss           Vice President

Michael J. Tobin            Vice President

Joseph T. Tocyloski         Vice President

David R. Turnbough          Vice President

Martha D. Volcker           Vice President

Patrick E. Walsh            Vice President

Mark E. Westmoreland        Vice President

David E. Willis             Vice President

Emilie D. Wrapp             Vice President and      Assistant
                            Assistant General       Secretary
                            Counsel

Patrick Look                Assistant Vice
                            President and
                            Assistant Treasurer

Michael W. Alexander        Assistant Vice
                            President

Richard J. Appaluccio       Assistant Vice
                            President

Charles M. Barrett          Assistant Vice
                            President

Robert F. Brendli           Assistant Vice
                            President

John M. Capeci              Assistant Vice
                            President

Maria L. Carreras           Assistant Vice
                            President

John P. Chase               Assistant Vice
                            President

Jean A. Coomber             Assistant Vice
                            President

Russell R. Corby            Assistant Vice
                            President

Terri J. Daly               Assistant Vice
                            President

Ralph A. DiMeglio           Assistant Vice
                            President

Faith C. Deutsch            Assistant Vice
                            President

John E. English             Assistant Vice
                            President

Duff C. Ferguson            Assistant Vice
                            President

Theresa Iosca               Assistant Vice
                            President

Erik A. Jorgensen           Assistant Vice
                            President

Eric G. Kalender            Assistant Vice
                            President

Edward W. Kelly             Assistant Vice
                            President

Victor Kopelakis            Assistant Vice
                            President

Michael Laino               Assistant Vice
                            President

Nicholas J. Lapi            Assistant Vice
                            President

Kristine J. Luisi           Assistant Vice
                            President

Kathryn Austin Masters      Assistant Vice
                            President

Richard F. Meier            Assistant Vice
                            President

Richard J. Olszewski        Assistant Vice
                            President

Catherine N. Peterson       Assistant Vice
                            President

Rizwan A. Raja              Assistant Vice
                            President

Carol H. Rappa              Assistant Vice
                            President

Mark V. Spina               Assistant Vice
                            President

Gayle S. Stamer             Assistant Vice
                            President

Eileen Stauber              Assistant Vice
                            President

Vincent T. Strangio         Assistant Vice
                            President

Margaret M. Tompkins        Assistant Vice
                            President

Marie R. Vogel              Assistant Vice
                            President

Wesley S. Williams          Assistant Vice
                            President

Matthew Witschel            Assistant Vice
                            President

Christopher J. Zingaro      Assistant Vice
                            President

Mark R. Manley              Assistant Secretary

    (c)  Not applicable.


ITEM 28. Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094 and at the offices of Brown Brothers Harriman & Company, the Registrant's Custodian, 40 Water Street, Boston, Massachusetts 02109. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 29. Management Services.

         Not applicable.


ITEM 30. Undertakings.

    (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest report to shareholders, upon request and without charge.

                           SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York and the State of New York, on the 29th day of January, 1999.

                             ALLIANCE INTERNATIONAL FUND

                             By /s/ John D. Carifa
                                ____________________________
                                    John D. Carifa
                                       Chairman



         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                          Title         Date

(1)  Principal Executive
     Officer

     /s/ John D. Carifa            Chairman    January 29, 1999
         _________________
         John D. Carifa

(2)  Principal Financial and
     Accounting Officer

     /s/ Mark D. Gersten           Treasurer   January 29, 1999
         __________________        and Chief
         Mark D. Gersten           Financial
                                   Officer

(3)  All of the Trustees

     John D. Carifa
     David H. Dievler
     John H. Dobkin
     William H. Henderson
     Stig Host
     Alan J. Stoga

     By /s/ Edmund P. Bergan, Jr.  Secretary     January 29, 1999

        ________________________
          (Attorney-in-fact)
         Edmund P. Bergan, Jr.

                        Index to Exhibits


                                                     Page

(h)(2)   Form of Expense Limitation Undertaking
(j)      Consent of Independent Auditors














































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